As filed with the U.S. Securities and Exchange Commission on June 24, 2016

File No. 333-123467

File No. 811-21732

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 34	☑

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 36	☑

(Check appropriate box or boxes.)

MERCER FUNDS

(Exact Name of Registrant as Specified in Charter)

99 High Street Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Registrant’s Telephone Number: (617) 747-9500

Scott M. Zoltowski, Esq.
Mercer Investment Management, Inc.
99 High Street
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Please send copies of all communications to:

Patrick W. D. Turley, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006
(202) 261-3300

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on June 27, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERCER FUNDS™

Mercer US Large Cap Equity Fund (Class S: N/A)

Mercer US Small/Mid Cap Equity Fund (Class S: N/A)

Prospectus

June 27, 2016

This prospectus offers Class S shares in two series (each a “Fund,” and together, the “Funds”) of the Mercer Funds (the “Trust”). This prospectus contains information about the Class S shares of the Funds that you should read carefully before you invest.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

i

Fund Distributions and Taxes	38
Dividends and Distributions	38
Taxes	39
Financial Highlights	40
ii

Summary of the Funds

Mercer US Large Cap Equity Fund

(formerly known as Mercer US Large Cap Growth Equity Fund)

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (1)	0.53%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses(2)	0.32%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.10%

(1)	Restated to reflect current management fees. As of the effective date of this Prospectus, the Fund pays Mercer Investment Management, Inc. (the “Advisor”) a management fee equal to 0.53% on the first $750 million of assets of the Fund and 0.51% on all assets in excess of $750 million.

(2)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus.“Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$112	$350	$606	$1,340

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies with market capitalizations greater than $4 billion at the time of investment. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

2

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

3

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Effective, June 27, 2016, the Fund changed certain of its subadvisors and revised its principal investment strategies. The Fund’s past performance in the bar chart and table reflect the Fund’s prior subadvisor lineup and principal investment strategies.

The Fund’s highest return for a quarter during the periods shown above was 18.17%, for the quarter ended March 31, 2012.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

4

Average Annual Total Returns For the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Mercer US Large Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	3.92%	11.85%	7.29%
Return After Taxes on Distributions	0.27%	8.16%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	8.96%	5.65%
Russell 1000® Index(1) (reflects no deduction for fees, expenses, or taxes)*	0.92%	12.44%	7.40%
Russell 1000®Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%

(1)	The Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly.

(2)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

*	Effective as of the date of this Prospectus, the Fund changed its primary benchmark from the Russell 1000® Growth Index to the Russell 1000® Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

AJO, LP (“AJO”)

A team of investment professionals manages AJO’s allocated portion of the Fund’s portfolio. The team is led by the following individuals who are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio allocated to AJO:

•	Theodore R. Aronson, CFA, CIC, Managing Principal. Mr. Aronson has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Stefani Cranston, CFA, CPA, Principal. Ms. Cranston has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Ms. Cranston began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Gina Marie N. Moore, CFA, Principal. Ms. Moore has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Gregory J. Rogers, CFA, Principal. Mr. Rogers has been a portfolio manager with AJO since 2012; and before that, he was a trader with AJO beginning in 1993. Mr. Rogers began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.

5

•	Christopher J.W. Whitehead, CFA, Principal. Mr. Whitehead has been a portfolio manager and research analyst with AJO since 2004. Mr. Whitehead began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.

Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Fundamental Equities Team:

•	Patrick Kaser, Portfolio Manager and lead of the Large Cap Value Equity Strategy, joined Brandywine in 1998. Mr. Kaser began managing Brandywine’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. Kaser managed Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2011.
•	James Clarke, Portfolio Manager and back-up portfolio manager of the Large Cap Value Equity Strategy, rejoined the Firm in 2008. Mr. Clarke began managing Brandywine’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. Clarke managed Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2011.

Columbia Management Investment Advisers, LLC (“Columbia”)

•	Thomas Galvin, CFA, Senior Portfolio Manager and Head of Focused Large Cap Growth, joined Columbia in May 2010. Mr. Galvin began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
•	Richard Carter, Senior Portfolio Manager, joined Columbia in May 2010. Mr. Carter began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
•	Todd Herget, Senior Portfolio Manager, joined Columbia in May 2010. Mr. Herget began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.

HS Management Partners, LLC (“HSMP”)

•	Harry W. Segalas, Managing Partner & Chief Investment Officer, founded HS Management Partners in 2007. Mr. Segalas began managing HSMP’s allocated portion of the Fund’s portfolio in April 2014.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

•	James O’Shaughnessy, Chief Executive Officer, Chief Investment Officer, and Chairman of O’Shaughnessy since 2007. Mr. O’Shaughnessy began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. O’Shaughnessy managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.
•	Christopher Meredith, Senior Portfolio Manager and Director of Portfolio Management and Research of O’Shaughnessy since 2007. Mr. Meredith began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. Meredith managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.

Parametric Portfolio Associates LLC (“Parametric”)

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Joseph Zeck, CFA, Associate Portfolio Manager, joined Parametric in 2014. Mr. Zeck began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

6

Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 15 of this prospectus.

7

Mercer US Small/Mid Cap Equity Fund

(formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class S shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%

Distribution and/or Service (12b-1) Fees	0.25%

Other Expenses (1)	0.32%

Acquired Fund Fees and Expenses	None

Total Annual Fund Operating Expenses	1.47%

(1)	The “Other Expenses” shown are based on estimated amounts for the Fund’s current fiscal year, as the Class S shares of the Fund had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class S shares of the Fund and an internal administrative fee of 0.15% paid by the Class S shares of the Fund to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class S shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class S shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$150	$465	$803	$1,757

8

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index (as of June 30, 2015, $10.8 billion). The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

9

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by the subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

10

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class S shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class S shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Class S shares are subject to a 12b-1 fee and an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class S shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Effective June 27, 2016, the Fund changed certain of its subadvisors and revised its principal investment strategies. The fund’s past performance in the bar chart and table reflect the Fund’s prior subadvisor lineup and principal investment strategies.

The Fund’s highest return for a quarter during the periods shown above was 17.29%, for the quarter ended June 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -26.99%, for the quarter ended December 31, 2008.

11

Average Annual Total Returns For the Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Mercer US Small/Mid Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	-1.96%	9.91%	6.89%
Return After Taxes on Distributions	-3.26%	7.26%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	-0.04%	7.55%	5.30%
Russell 2500® Index(1) (reflects no deduction for fees, expenses, or taxes)*	-2.90%	10.32%	7.56%
Russell 2500® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)*	-0.19%	11.43%	8.49%

(1)	The Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly.

(2)	The Russell 2500® Growth Index measures the performance of those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

*	Effective as of the date of this Prospectus, the Fund changed its primary benchmark from the Russell 2500® Growth Index to the Russell 2500® Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

GW&K Investment Management (“GW&K”)

•	Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault began managing GW&K’s allocated portion of the Fund’s portfolio on June 27, 2016.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

•	Mark F. Burns, CFA, Vice President since 1999. Mr. Burns began managing Loomis Sayles’ allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Mr. Burns managed Loomis Sayles’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.
•	John J. Slavik, CFA, Vice President since 2005. Mr. Slavik began managing Loomis Sayles’ allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Mr. Slavik managed Loomis Sayles’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.

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LSV Asset Management (“LSV”)

•	Josef Lakonishok, CEO, CIO, Partner and Portfolio Manager of LSV since it’s founding in 1994 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.

NWQ Investment Management Company, LLC (“NWQ”)

•	Phyllis G. Thomas, CFA, Senior Managing Director, Portfolio Manager and Equity Analyst joined NWQ in 1990, and began managing NWQ’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Ms. Thomas managed NWQ’s allocated portion of the Mercer Small/Mid Cap Value Equity Fund since 2006.
•	Andy Hwang, Managing Director, Portfolio Manager and Equity Analyst, joined NWQ in 1998, and began managing NWQ’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Mr. Hwang managed NWQ’s allocated portion of the Mercer Small/Mid Cap Value Equity Fund since February 2016.

Parametric Portfolio Associates LLC (“Parametric”)

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Joseph Zeck, CFA, Associate Portfolio Manager, joined Parametric in 2014. Mr. Zeck began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Westfield Capital Management Company, L.P. (“Westfield”)

•	William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Managing Partner, joined Westfield in 1994, and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

•	Ethan J. Meyers, CFA, Managing Partner and Director of Research, joined Westfield in 1999 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

•	John M. Montgomery, Managing Partner, Portfolio Strategist and COO, joined Westfield in 2006 and began managing Westfield’s allocated portion of the Fund’s portfolio in 2006.
•	Hamlen Thompson, Managing Partner, joined Westfield in 2003 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
•	Bruce N. Jacobs, CFA, Managing Partner, joined Westfield in 2004 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
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Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 15 of this prospectus.

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Important Additional Information

Purchase and Sale of Fund Shares

Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Funds (Class Y-1, Class Y-2, or Class Y-3 shares). There is no minimum for subsequent investments.

You may purchase or redeem Class S shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class S shares through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171. If you are a participant in a defined contribution plan, you may purchase or redeem Class S shares through your retirement plan administrator or recordkeeper.

All classes of each Fund may not be available in every state. As of the date of this prospectus, Class Y-1, Class Y-2 and Class S shares are not available in Montana.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details about the Funds

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors to manage each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. The Advisor determines the percentage of each Fund’s portfolio allocated to each subadvisor in order to seek to achieve each Fund’s investment objective.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of a Fund’s investment portfolio. Each subadvisor acts independently from the others and has discretion to invest its allocated portion of a Fund’s assets. A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to achieve its own distinct investment objective, as described below. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

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Mercer US Large Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies with market capitalizations greater than $4 billion at the time of investment. While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests principally in large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

AJO, LP (“AJO”), located at 230 South Broad Street, Philadelphia, Pennsylvania 19102, serves as a subadvisor to the Fund. AJO is wholly owned by its 17 active principals.

A team of investment professionals manages the portion of the Fund’s assets allocated to AJO. The team is led by the following individuals who are jointly and primarily responsible for the day-to-day management of AJO’s allocated portion of the Fund’s portfolio: Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

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The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

AJO begins with every stock that trades on a major U.S. exchange. After screening, they end up with an investment universe of nearly 3,000 companies that are seasoned (at least three years of operating history), suitable (no bankruptcies, ADRs, or funds), and liquid (enough to trade). Of the remaining names, AJO considers for purchase those names within the market-cap range of the Fund’s benchmark.

Each company is evaluated by examining it relative to its industry peers using multiple measures within the categories of value, management, momentum, and sentiment. AJO favors asset-rich companies with higher earnings relative to price; they use numerous measures to gauge the effectiveness and outlook of management; they look for momentum to signal the direction of price and earnings; and they study the buying and selling behavior of key investor segments to gain an additional dimension of understanding. Each measure varies in influence, determined by a stock’s industry, size, duration of institutional ownership, and growth characteristics. In the end, AJO derives an all-in excess expected return for each company. AJO’s internal optimizer combines AJO’s stock-by-stock estimates of future expected return with AJO’s risk and transaction-cost models to determine individual positions.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, Pennsylvania 19104, serves as a subadvisor to the Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc.

Mr. Patrick Kaser is primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio, with James Clarke acting as the primary back-up portfolio manager. Mr. Kaser joined Brandywine in 1998 and is the lead portfolio manager of Brandywine’s Large Cap Value Equity Strategy. He is responsible for researching the financial and healthcare sectors. Mr. Clarke has been the primary back-up portfolio manager of the Large Cap Value Equity Strategy since 2010. Prior to rejoining Brandywine, Mr. Clarke was a founding partner of Clarke Bennitt LLC., and previously lead-managed Brandywine’s Small Cap Value Strategy.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Brandywine begins its process with quantitative screens and internal research ideas, looking for stocks with a market capitalization greater than $1 billion that are cheap on a price-to-earnings, price-to-book value, price-to-cash flow or other current valuation basis relative to peers, its own history and the market. Additionally, Brandywine generally looks for companies that pay dividends. Brandywine may also run other screens, such as free cash flow and leveraged buyout screens, to generate additional ideas.

Through fundamental analysis, Brandywine seeks to understand the reasons why a stock is cheap or out of favor; and to identify those companies that are truly undervalued and most likely to return to normal valuation levels and profitability. Within the universe of undervalued securities, Brandywine seeks to identify the best combination of valuation characteristics, dividend yield, earnings growth and quality. Conclusions are based on a company’s financial condition, competitive position within its industry and

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the quality of its management. Brandywine pays close attention to the balance sheet and cash flow statement in order to appraise the value of the business and evaluate the security of the dividend. In addition, Brandywine focuses on long-term macroeconomic conditions and industry dynamics in order to identify and measure the risks associated with a company’s business. These factors lead Brandywine to identify those companies that it believes has the best potential and necessary catalysts for a return to normal levels of profitability and valuation.

Catalyst recognition can be a key differentiating aspect of Brandywine’s approach. Securities may have multiple catalysts that may be triggered by micro and macro events. While it considers catalysts for recovery, valuation and fundamentals must warrant purchase. Stocks may be added to the portfolio for their valuation characteristics, their yield characteristics or a combination of both factors.

Although Brandywine’s primary focus is on bottom-up stock picking, top-down considerations are a key part of the Firm’s process. Macro-economic factors affect a company’s earnings and thus are an important factor in determining what might drive a company’s stock to the substantial outperformance Brandywine seeks. Also, these factors may influence Brandywine’s decision regarding how to weight industries or positions; if the Firm identifies a theme that is consistent with its primary value focus, it will attempt to capture the opportunity/trend in its portfolios.

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The portfolio managers who are primarily responsible for the day-to-day management of Columbia’s allocated portion of the Fund’s portfolio are Thomas Galvin, CFA, Richard Carter, and Todd Herget. Mr. Galvin serves as a senior portfolio manager and Head of Focused Large Cap Growth. Mr. Galvin joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Carter serves as a senior portfolio manager. Mr. Carter joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Herget serves as a senior portfolio manager. Mr. Herget joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Columbia combines fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing its allocated portion of the Fund’s portfolio.

In selecting investments, Columbia considers, among other factors:

•	overall economic and market conditions; and
•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

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HS Management Partners, LLC (“HSMP”), located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadvisor to the Fund. HSMP is a Delaware limited liability company that is 100% owned by its partners.

The portfolio manager who is primarily responsible for the day-to-day management of HSMP’s allocated portion of the Fund’s portfolio is Harry W. Segalas. Mr. Segalas founded HSMP in 2007 as Managing Partner & Chief Investment Officer, and he continues to serve in that role.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

HSMP offers one investment strategy (HSMP Concentrated Quality Growth Equity strategy), and applies a focused, bottom-up, fundamental approach to growth equity portfolio management. A company that the investment team deems may have attractive investment potential is placed on the HSMP Focus List (which consists of 50 stocks and helps compare existing and potential investment candidates based on certain metrics estimated by HSMP), and HSMP begins the process of better understanding the company and its prospects. HSMP’s evaluation of a company business model and long-term potential varies by company and industry, and the process may encompass consulting Street research, accessing industry contacts, participating in conference calls and meetings with company management, conducting on-site visits, and/or attending industry conferences. If HSMP believes that the company’s fundamentals appear strong and validated by HSMP’s qualitative and quantitative analysis, and if HSMP finds the valuation of its shares attractive, HSMP may initiate a position in the stock. HSMP believes that active management adds value and takes an incremental approach to actively managing client portfolios; HSMP’s historical annual portfolio turnover rate has ranged generally between 70% to 100% measured in dollars, and is comprised of new names and incremental changes to existing positions. Three primary considerations influence HSMP’s decision to fully or partially sell a stock position: (1) if there is a loss of confidence in a company’s business model or its ability to realize the earnings stream as HSMP previously anticipated, (2) if a stock looks richly priced based on HSMP’s valuation tools and growth assumptions, or (3) if a better investment opportunity is identified. A change in company fundamentals typically results in a liquidation of the shares, whereas sales prompted by valuation considerations and/or a better investment opportunity might be incremental in nature.

In implementing its investment strategy, HSMP typically builds a concentrated portfolio with a hard cap on company names and with an aim to keeping client capital nearly fully invested. Client accounts generally hold 20 to 25 companies (in the form of common stock or American Depository Receipts or ordinary shares), although in certain circumstances they may hold more or less names. As bottom-up, fundamentals-first investors, HSMP does not maintain limits on industry or sector weightings, and while HSMP does limit portfolio positions by company, client portfolios are likely to be significantly concentrated by sector, industry and/or geography, among other factors (for example, client portfolios can have significant exposure to the consumer discretionary, consumer staples and/or technology sectors). Suitable investment candidates typically include companies that HSMP believes possess strong management teams, attractive business models, enduring competitive advantages, high free cash flow characteristics, broad geographic platforms, and/or strong, albeit reasonably attainable, earnings prospects. In addition to established, leading companies that HSMP has known for many years, HSMP seeks to identify “up and coming” candidates that HSMP thinks meet its quality criteria. Examples include businesses that in HSMP’s opinion have substantial assets and promising new leadership, companies that HSMP believes have been freed of legacy issues, franchises moving from niche markets to mainstream, and/or companies with exciting new products and/or services.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a subadvisor to the Fund. O’Shaughnessy is 90% employee-

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owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest.

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy and Christopher Meredith. Messrs. O’Shaughnessy and Meredith joined O’Shaughnessy in 2007.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

O’Shaughnessy screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors. The factors include, but are not limited to, valuation, earnings quality, earnings growth and financial strength. O’Shaughnessy may eliminate or substitute factors at its discretion. From this group of securities, O’Shaughnessy then employs a proprietary, quantitatively-driven approach to security selection based on research and analysis of historical data (for example, companies’ past dividend yields and dividend yield rankings) to identify those securities with higher dividend yields and share repurchase yields. Portfolio securities may be sold generally upon periodic rebalancing of O’Shaughnessy’s allocated portion of the Fund’s portfolio. O’Shaughnessy considers the same factors it uses in evaluating securities for purchase and generally sells securities when O’Shaughnessy believes such securities no longer meet its investment criteria. O’Shaughnessy’s allocated portion of the Fund’s portfolio may emphasize investments in certain sectors of the market.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Joseph Zeck, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014. Mr. Zeck is an Associate Portfolio Manager at Parametric. Mr. Zeck joined Parametric in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer US Small/Mid Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

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Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index, which, as of June 30, 2015, was $10.8 billion.

The Fund invests in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

GW&K Investment Management (“GW&K”) was founded in 1974 to offer innovative investment solutions consistent with their clients’ objectives. In 2008 GW&K partnered with Affiliated Managers Group, Inc. (AMG), a Boston-based asset management holding company. GW&K is an independent operating company under the AMG umbrella of managers. AMG holds a 75% majority interest in GW&K, with nine senior GW&K professionals owning the remaining 25%.

The portfolio managers who are responsible for the day-to-day management of GW&K’s allocated portion of the Fund’s portfolio are Daniel L. Miller, CFA, who serves as Partner, Director of Equities, and joined GW&K in 2008; and Jeffrey W. Thibault, CFA, who serves as Partner, Portfolio Manager, and joined GW&K in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

GW&K’s small/mid cap portfolios are built from the bottom up within diversification constraints. The Strategy is invested in most sectors of the small and mid cap markets, providing exposure to growth and value stocks. At the time of purchase, securities have a market capitalization between $250 million and $10 billion or are within the range of the Russell 2500® Index. GW&K is searching for companies that exhibit sustainable growth and whose shares trade at reasonable valuations.

GW&K attempts to identify the leading players within niche markets by analyzing such characteristics as market share accumulation, improving margins and sales growth. Also, they look to invest only in

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companies whose management is dedicated to enhancing shareholder value. Once they identify these companies, they look to discover those companies growing at a sustainable rate. This is done by breaking down a company’s Return on Equity and analyzing its components. Other important criteria that they analyze are how the industry operates and what a company must do to maintain its dominant competitive position. While they may view favorably a company’s leadership qualities and its growth characteristics, they remain diligent in their efforts to pay a reasonable price for the security. They review the appropriate valuation ratios based on the industry in which the company operates. A sensibly priced security will be trading at a discount versus its peers and/or its own history.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, 34th Floor, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

The allocated portion of the Fund’s portfolio managed by Loomis Sayles is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis Sayles’ allocated portion of the Fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA. Mr. Burns, CFA, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Slavik, CFA, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Loomis Sayles pursues small/mid cap growth investing with a low volatility approach. Loomis Sayles employs a bottom-up investment process and strives to make active stock selection the primary driver of returns. Each investment idea is thoroughly vetted and researched through fundamental analysis. Loomis Sayles has a quality bias to the companies it owns, focusing on characteristics such as business model strength, visibility and predictability of growth drivers and strength of competitive advantage. To better understand and compare the reward-to-risk profile of high growth businesses, Loomis Sayles uses discounted cash flow modeling as the primary valuation tool. Importantly, Loomis Sayles seeks to invest in emerging winners that are under-recognized by the market. Given the inherent volatility of small/mid cap growth stocks, Loomis Sayles believes it is important to apply risk management from the stock level to the portfolio level and from the buy decision to the sell decision, which incorporates a clear stop/loss discipline.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadvisor to the Fund. LSV is a Delaware general partnership between LSV’s current and former employees and management team (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company.

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The allocated portion of the Fund’s portfolio managed by LSV is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, who has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994; Menno Vermeulen, CFA, who has served as a portfolio manager for LSV since 1995 and a Partner since 1998; Puneet Mansharamani, CFA, who has served as a Partner and portfolio manager for LSV since 2006; Greg Sleight, who has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014; and Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Under normal circumstances, LSV will invest in the equity securities of small- and medium-sized companies. LSV will invest primarily in the common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500® Index at the time of purchase. The market capitalization range and the composition of the Russell 2500® Index are subject to change. LSV selects stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value). LSV may also invest in REITs.

NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the Fund. NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an indirect separate operating subsidiary of Teachers Insurance and Annuity Association of America, a leading financial services provider, and an operating division of TIAA Global Asset Management (“TGAM”).

The portfolio managers who are primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio are Phyllis G. Thomas, CFA and Andy Hwang. Ms. Thomas is a Senior Managing Director, Portfolio Manager and Equity Analyst at NWQ and has been with the firm since 1990. Mr. Hwang is Managing Director, Portfolio Manager and Equity Analyst at NWQ and has been with the firm since 1998.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

NWQ is a long-term investor that seeks to provide superior risk-adjusted returns through a research-driven, value-oriented process. This process is structured to help identify and capitalize upon opportunities created by the market’s misperceptions, overreactions, and/or fixation on short-term results.

NWQ invests in companies that are believed to be undervalued, have downside protection, and possess catalysts or inflection points that NWQ expects will help unlock value. Such catalysts and inflection points can include: new management, improving business or industry fundamentals, industry consolidation, or company restructuring. Catalysts can also include recognizing free options, hidden assets, and other factors that NWQ believes are not being correctly valued by the market. NWQ seeks to uncover factors that will drive business improvement three months to a year in advance, so portfolios can

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fully benefit when these inflection points and catalysts emerge and are acknowledged by the market. Similarly, NWQ strives to identify the “herd mentality,” as this provides incremental insight into possible misperceptions, which, in turn, may reveal investment opportunities.

NWQ’s investment professionals employ an active approach to equity investment by utilizing a corporate finance-oriented, cash flow focused discipline that allows the firm to identify potential investments trading at attractive absolute valuations. Firm-wide, NWQ’s approach to uncovering value emphasizes independent, original, bottom-up fundamental research. NWQ seeks to exploit disparities between investor perception and underlying fundamentals in the capital markets. Capital preservation is a very important component of NWQ’s investment process. NWQ evaluates each position for downside risk as well as potential appreciation. NWQ continually evaluates the portfolio holdings to keep the portfolio’s risk/reward “fresh.” This conservative and disciplined approach is designed to identify companies offering superior prospects while selling at reasonable multiples.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Joseph Zeck, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014. Mr. Zeck is an Associate Portfolio Manager at Parametric. Mr. Zeck joined Parametric in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is 100% employee owned.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is chaired by William A Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. Although the Committee collectively acts as portfolio manager for the Fund’s assets allocated to Westfield, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund’s assets allocated to Westfield. Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield. He has worked at Westfield since 1994. Ethan J. Meyers, CFA is a Managing Partner and Director of Research of Westfield and covers Industrials and Business Services. Mr. Meyers has worked at Westfield since 1999. John M. Montgomery is a Managing Partner, Portfolio Strategist and COO of Westfield. Mr. Montgomery has worked at Westfield since 2006. Hamlen Thompson is a

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Managing Partner of Westfield and covers Energy and Industrials. Mr. Thompson has worked at Westfield since 2003. Bruce N. Jacobs, CFA is a Managing Partner of Westfield and covers Healthcare and Consumer Staples. Mr. Jacobs has worked at Westfield since 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Risks of the Funds

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in each Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

Fund Name	Principal Risks	Non-Principal Risks
Mercer US Large Cap Equity Fund

•    Custody Risk

•    Derivatives Risk

•    Equity Securities Risk

•    Growth Stock Risk

•    Issuer Risk

•    Large Capitalization Stock Risk

•    Management Techniques Risk

•    Market Risk

•    Portfolio Turnover Risk

•    Value Stock Risk

• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk
Mercer US Small/Mid Cap Equity Fund

•    Custody Risk

•    Derivatives Risk

•    Equity Securities Risk

•    Growth Stock Risk

•    Issuer Risk

•    Management Techniques Risk

•    Market Risk

•    Portfolio Turnover Risk

•    Small and Medium Capitalization Stock Risk

•    Value Stock Risk

• Convertible Securities Risk • Counterparty Risk • Currency Risk • Emerging Markets Risk • Foreign Investments Risk • Liquidity Risk • Securities Lending Risk
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Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. A subadvisor may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Custody Risk	There are risks involved in dealing with the depositories, custodians or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk Generally	The Funds may invest in derivative instruments. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor to a Fund may use exchange-listed equity
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futures to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

More on Derivatives Risk	The Funds may engage in a variety of transactions involving derivatives. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and
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investments in these securities may present a greater risk of loss.

Equity Securities Risk	U.S. and global stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks, which can include political, social, economic, environmental, credit informational or currency risk, can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. The Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would decrease the yield on those securities. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.

Growth Stock Risk	Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued
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debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Redemptions may increase and/or the market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk	Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Securities Lending Risk	To the extent a Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in
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cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Stock Risk	Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

From time to time, the Funds may hold short-term instruments, including repurchase agreements and reverse repurchase agreements.

Temporary Defensive Positions

The Funds also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money

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market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes.

Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI. The Funds disclose their portfolio holdings on the following website: www.mercer.us/mutual-funds-on-offer.

Additional Information

Commodity Pool Operator Exclusion. The Trust, on behalf of each Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Advisor (with respect the Advisor’s management of the Funds) is subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting LLC (“Mercer IC”), an investment consultant that among other things, reviews, rates and recommends investment managers for its clients, including subadvisors recommended by the Advisor and utilized by the Trust.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative

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factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s team of investment professionals reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s team of investment professionals then conducts due diligence meetings with the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s investment team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s investment team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez, CFA, Manny Weiss, CFA, and John Johnson are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to 2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Weiss has served as Vice President of the Advisor since January 2009. Mr. Johnson has served as Vice President of the Advisor since 2015. Prior to joining the Advisor, Mr. Johnson was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.

The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. The following represents the total advisory fees payable by the Funds:

	Investment Advisory Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Equity Fund**	0.53%	0.51%

Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

**	As of the effective date of this Prospectus, the Fund pays the Advisor a management fee equal to 0.53% on the first $750 million of assets of the Fund and 0.51% on all assets in excess of $750 million.
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Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Funds, which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds. The current subadvisors to the Funds are identified under “Investment Objectives and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2015. A discussion regarding the Board’s approval of: (i) the Subadvisory Agreement with Parametric Portfolio Associates LLC with respect to each Fund, is available in the Funds’ annual report to shareholders for the period ended March 31, 2015; (ii) the Subadvisory Agreements with AJO LP, Brandywine Global Investment Management, and O’Shaughnessy Asset Management LLC with respect to the Mercer US Large Cap Equity Fund is available in the Funds’ annual report to shareholders for the period ended March 31, 2016; and (iii) the Subadvisory Agreements with GW&K Investment Management LLC, LSV Asset Management and NWQ Investment Management Company, LLC with respect to the Mercer US Small/Mid Cap Equity Fund, is available in the Funds’ annual report to shareholders for the period ended March 31, 2016.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class S shares of the Funds, for which the Advisor receives a fee of 0.15% of the average daily net assets of the Class S shares of the Funds. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing service providers (other than subadvisors) to the Class S shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

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Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Class S Shares

This prospectus describes Class S shares of the Funds. Class S shares generally are available only to persons making a minimum $10,000 investment, including retail investors and retirement and other institutional investors that do not meet the minimum investment requirements for investing in the three other classes of shares of the Funds (Class Y-1, Class Y-2, or Class Y-3 shares). Class S shares do not assess an initial or contingent deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares, shareholder servicing is performed by the Advisor or its affiliates, and the Class S shares pay an internal administrative fee for these services. The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-

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retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper, or your financial advisor, to confirm that Class S shares are most appropriate for you. Class S shares are not currently available for purchase.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class S shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class S shares of the Funds.

Purchasing Class S Shares

The Funds sell their Class S shares at the offering price, which is the NAV. Class S shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Class S shares may be purchased through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171. If you are a defined contribution retirement plan, Class S shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase Class S shares directly from the Funds, you may complete an order form and write a check for the amount of Class S shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

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Selling Class S Shares

You can sell your Class S shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class S shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your financial advisor must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor will be responsible for furnishing all necessary documents to the Transfer Agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Funds

The Transfer Agent must receive your request to sell Class S shares in proper form before the close of regular trading on the Exchange in order to receive that day’s NAV.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to the Transfer Agent.

By telephone. You may use the Transfer Agent’s telephone redemption privilege to redeem Class S shares valued at less than $100,000 unless you have notified the Transfer Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, the Transfer Agent will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain situations, for example, if you sell Class S shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. In addition, the Transfer Agent usually requires additional documents for the sale of Class S shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning the relevant signature guarantee and documentation requirements, contact the Transfer Agent.

Payments by the Funds

Each Fund generally sends you payment for your Class S shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class S shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

36

Exchanging Class S Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Class S shares of the Fund for the Class S shares of another series of the Trust at NAV. If you hold your Class S shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class S shares through a retirement plan, contact the plan administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares directly with the Funds, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for amounts up to $500,000. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

All classes of each Fund may not be available in every state.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Board has approved a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) to be imposed by each Fund on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. Arbitrage opportunities may occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or

37

its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a retail shareholder of the Class S shares of a Fund, or an institutional investor other than a retirement plan, you will receive income dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Distribution options may be changed by retail shareholders and institutional shareholders (other than retirement plans) at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met.Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by a Fund may not be finally determinable until after the end of a year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

Non-U.S. Investors. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors may not be subject to U.S. federal withholding tax on

39

certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent designated by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Funds. Moreover, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

The Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. investors that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund over the Fund’s past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report, which is available upon request.

In addition, Class S shares of the Funds had not commenced operations as of the date of this prospectus, and financial highlights are not yet available for the Class S shares. Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. The returns of the Class S shares would have been substantially similar to the returns of the Class Y-3 shares; however, Class S shares are subject to a 12b-1 fee, a sub-transfer agency fee and an internal administrative fee, while the Class Y-3 shares are not. Had the Class S shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance would have been lower.

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Mercer US Large Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12

Net asset value at beginning of year	$11.11		$13.16		$13.56		$13.27		$12.19
Net investment income†	0.04		0.05		0.07		0.08		0.04
Net realized and unrealized gain (loss) on investments		(0.43)	1.63		3.11		0.68		1.06

Total from investment operations		(0.39)	1.68		3.18		0.76		1.10
Less dividends and distributions:
From net investment income		(0.05)		(0.04)	(0.09)		(0.08)		(0.02)
From net realized gain on investments		(1.33)		(3.69)	(3.49)		(0.39)		—

Total dividends and distributions		(1.38)		(3.73)	(3.58)		(0.47)		(0.02)

Net asset value at end of year	$9.34		$11.11		$13.16		$13.56		$13.27
Total investment return		(4.09)%	13.63	%(a)	23.99	%(a)	6.03	%(a)	9.08	%(a)

Ratios/Supplemental Data:
Net investment income to average net assets		0.33%		0.37%	0.48%		0.61%		0.33%
Net expenses to average daily net assets	0.63	%(b)	0.60	%(b)	0.57%		0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63	%(b)	0.63	%(b)	0.63%		0.63%		0.63%
Portfolio turnover rate		66%		118%	50%		65%		64%
Net assets at end of year (in 000s)	$301,260		$362,698		$358,862		$465,787		$465,641

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.

†	Computed using average shares outstanding throughout the year.

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Mercer US Small/Mid Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12

Net asset value at beginning of year	$12.23		$12.44		$11.94		$11.62		$12.49
Net investment income†		(0.02)		(0.03)	(0.02)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments		(1.28)	1.32		2.63		1.31		0.27

Total from investment operations		(1.30)	1.29		2.61		1.30		0.23
Less dividends and distributions:
From net investment income	--		--		--		(0.01)		--
From net realized gain on investments		(0.63)		(1.50)	(2.11)		(0.97)		(1.10)

Total dividends and distributions		(0.63)		(1.50)	(2.11)		(0.98)		(1.10)

Net asset value at end of year	$10.30		$12.23		$12.44		$11.94		$11.62
Total investment return		(10.78)%	11.11	%(a)	22.34	%(a)	12.11	%(a)	3.36	%(a)

Ratios/Supplemental Data:
Net investment loss to average net assets		(0.18)%		(0.25)%	(0.17)%		(0.05)%		(0.36)%
Net expenses to average daily net assets	0.98	%(b)	0.98	%(b)	0.97%		0.96%		0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.98	%(b)	0.99	%(b)	0.99%		1.01%		1.01%
Portfolio turnover rate		68%		75%	67%		54%		95%
Net assets at end of year (in 000s)	$427,426		$470,893		$397,360		$442,080		$300,176

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.

†	Computed using average shares outstanding throughout the year.

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If you want more information about the Funds, the following documents are available free upon request:	Mercer Funds Mercer US Large Cap Equity Fund Mercer US Small/Mid Cap Equity Fund

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

Prospectus

You may discuss your questions about the Funds by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-887-0619 or visiting the Trust’s Web site, www.mercer.us/mutual-funds-on-offer.	June 27, 2016

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

•      For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

•      Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds Investment Company Act File No. 811-21732
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MERCER FUNDS™

Mercer US Large Cap Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MLCGX)
Mercer US Small/Mid Cap Equity Fund (Class Y-1: N/A) (Class Y-2: N/A) (Class Y-3: MSCGX)

Prospectus

June 27, 2016

This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the “Class Y Shares”) in two series (each a “Fund,” and together, the “Funds”) of the Mercer Funds (the “Trust”). This prospectus contains information about the Class Y Shares of the Funds that you should read carefully before you invest.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

i

Fund Distributions and Taxes	39
Dividends and Distributions	39
Taxes	40
Financial Highlights	42
ii

Summary of the Funds

Mercer US Large Cap Equity Fund

(formerly known as Mercer US Large Cap Growth Equity Fund)

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees(1)	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(2)	0.27%	0.22%	0.07%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.05%	0.75%	0.60%

(1)	Restated to reflect current management fees. As of the effective date of this Prospectus, the Fund pays Mercer Investment Management, Inc. (the “Advisor”) a management fee equal to 0.53% on the first $750 million of assets of the Fund and 0.51% on all assets in excess of $750 million.

(2)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$107	$334	$579	$1,283
Class Y-2	$77	$240	$417	$930
Class Y-3	$61	$192	$335	$750

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies with market capitalizations greater than $4 billion at the time of investment. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

2

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

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Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Effective June 27, 2016, the Fund changed certain of its subadvisors and revised its principal investment strategies. The Fund’s past performance in the bar chart and table reflect the Fund’s prior subadvisor lineup and principal investment strategies.

The Fund’s highest return for a quarter during the periods shown above was 18.17%, for the quarter ended March 31, 2012.

The Fund’s lowest return for a quarter during the periods shown above was -23.66%, for the quarter ended December 31, 2008.

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Average Annual Total Returns
For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Mercer US Large Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	3.92%	11.85%	7.29%
Return After Taxes on Distributions	0.27%	8.16%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	4.15%	8.96%	5.65%
Russell 1000® Index(1) (reflects no deduction for fees, expenses, or taxes)*	0.92%	12.44%	7.40%
Russell 1000® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)*	5.67%	13.53%	8.53%

(1)	The Russell 1000® Index measures the performance of the large cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly.

(2)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

*	Effective as of the date of this Prospectus, the Fund changed its primary benchmark from the Russell 1000® Growth Index to the Russell 1000® Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

AJO, LP (“AJO”)

A team of investment professionals manages AJO’s allocated portion of the Fund’s portfolio. The team is led by the following individuals who are jointly and primarily responsible for the day-to-day management of the portion of the Fund’s portfolio allocated to AJO:

•	Theodore R. Aronson, CFA, CIC, Managing Principal. Mr. Aronson has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Stefani Cranston, CFA, CPA, Principal. Ms. Cranston has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Ms. Cranston began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Gina Marie N. Moore, CFA, Principal. Ms. Moore has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Gregory J. Rogers, CFA, Principal. Mr. Rogers has been a portfolio manager with AJO since 2012; and before that, he was a trader with AJO beginning in 1993. Mr. Rogers began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.

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•	Christopher J.W. Whitehead, CFA, Principal. Mr. Whitehead has been a portfolio manager and research analyst with AJO since 2004. Mr. Whitehead began managing AJO’s allocated portion of the Fund’s portfolio on June 27, 2016.

Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine’s allocated portion of the Fund’s portfolio is managed by the following members of the firm’s Fundamental Equities Team:

•	Patrick Kaser, Portfolio Manager and lead of the Large Cap Value Equity Strategy, joined Brandywine in 1998. Mr. Kaser began managing Brandywine’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. Kaser managed Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2011.
•	James Clarke, Portfolio Manager and back-up portfolio manager of the Large Cap Value Equity Strategy, rejoined the Firm in 2008. Mr. Clarke began managing Brandywine’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. Clarke managed Brandywine’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2011.

Columbia Management Investment Advisers, LLC (“Columbia”)

•	Thomas Galvin, CFA, Senior Portfolio Manager and Head of Focused Large Cap Growth, joined Columbia in May 2010. Mr. Galvin began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
•	Richard Carter, Senior Portfolio Manager, joined Columbia in May 2010. Mr. Carter began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.
•	Todd Herget, Senior Portfolio Manager, joined Columbia in May 2010. Mr. Herget began managing Columbia’s allocated portion of the Fund’s portfolio in April 2014.

HS Management Partners, LLC (“HSMP”)

•	Harry W. Segalas, Managing Partner & Chief Investment Officer, founded HS Management Partners in 2007. Mr. Segalas began managing HSMP’s allocated portion of the Fund’s portfolio in April 2014.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

•	James O’Shaughnessy, Chief Executive Officer, Chief Investment Officer, and Chairman of O’Shaughnessy since 2007. Mr. O’Shaughnessy began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. O’Shaughnessy managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.
•	Christopher Meredith, Senior Portfolio Manager and Director of Portfolio Management and Research of O’Shaughnessy since 2007. Mr. Meredith began managing O’Shaughnessy’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that, Mr. Meredith managed O’Shaughnessy’s allocated portion of the Mercer US Large Cap Value Equity Fund since 2010.

Parametric Portfolio Associates LLC (“Parametric”)

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Joseph Zeck, CFA, Associate Portfolio Manager, joined Parametric in 2014. Mr. Zeck began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

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Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 15 of this prospectus.

7

Mercer US Small/Mid Cap Equity Fund

(formerly known as Mercer US Small/Mid Cap Growth Equity Fund)

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Fees and Expenses

These tables summarize the fees and expenses that you may pay if you invest in the Class Y shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class Y-1	Class Y-2	Class Y-3
Redemption Fee on shares owned less than 30 days (as a % of total redemption proceeds)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class Y-1	Class Y-2	Class Y-3
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses(1)	0.27%	0.22%	0.07%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses	1.42%	1.12%	0.97%

(1)	The “Other Expenses” shown for the Class Y-1 shares and Class Y-2 shares are based on estimated amounts for the Fund’s current fiscal year, as the Class Y-1 shares and Class Y-2 shares had not commenced operations as of the date of this prospectus. “Other Expenses” include custodial, legal, audit, transfer agent and Trustees’ fees and expenses, a sub-transfer agent payment of 0.10% paid by the Class Y-1 and Class Y-2 shares of the Fund and an internal administrative fee of 0.10% and 0.05% paid by the Class Y-1 and Class Y-2 shares of the Fund, respectively, to the Advisor.

Example

The example below is intended to help you compare the costs of investing in the Class Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Class Y-1, Class Y-2, or Class Y-3 shares of the Fund for the time periods shown, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class Y-1	$145	$449	$776	$1,702
Class Y-2	$114	$356	$617	$1,363
Class Y-3	$99	$309	$536	$1,190

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may increase transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index (as of June 30, 2015, $10.8 billion). The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Principal Risk Factors

The principal risks that could adversely affect the value of the Fund’s shares and the total return on your investment include the following, which appear in alphabetical order, not in order of importance or likelihood of occurrence. Loss of money is a risk of investing in the Fund.

Custody Risk. There are risks involved in dealing with the custodians or brokers who settle Fund trades. Securities and other assets deposited with custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts. Derivatives are financial instruments, the values of which depend upon, or are derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor may use exchange-listed equity futures contracts to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free.

9

Equity Securities Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. U.S. and global stock markets have experienced periods of substantial price volatility in the past and may do so in the future.

Growth Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk. The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Management Techniques Risk. The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of the values of securities or their assessments of market trends, which can result in losses to the Fund.

Market Risk. The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk. Depending on market and other conditions, the Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Small and Medium Capitalization Stock Risk. The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Stock Risk. The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by the subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase

10

in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

The Fund is not intended to serve as a complete investment program.

Performance of the Fund

The following bar chart and table give some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Y-3 shares from year to year and comparing the Fund’s average annual returns over time with a broad measure of market performance.

Class Y-1 shares and Class Y-2 shares of the Fund had not commenced operations as of the date of this prospectus. The returns of the Class Y-1 and Class Y-2 shares would have been substantially similar to the returns of Class Y-3 shares; however, because the Fund’s Class Y-1 shares are subject to a 12b-1 fee and both Class Y-1 shares and Class Y-2 shares are subject to an internal administrative fee, while the Class Y-3 shares are not, the returns of the Class Y-1 shares and Class Y-2 shares would have been lower than those shown for Class Y-3 shares.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Effective June 27, 2016, the Fund changed certain of its subadvisors and revised its principal investment strategies. The Fund’s past performance in the bar chart and table reflect the Fund’s prior subadvisor lineup and principal investment strategies.

The Fund’s highest return for a quarter during the periods shown above was 17.29%, for the quarter ended June 30, 2009.

The Fund’s lowest return for a quarter during the periods shown above was -26.99%, for the quarter ended December 31, 2008.

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Average Annual Total Returns
For the Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Mercer US Small/Mid Cap Equity Fund – Class Y-3 Shares
Return Before Taxes	-1.96%	9.91%	6.89%
Return After Taxes on Distributions	-3.26%	7.26%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	-0.04%	7.55%	5.30%
Russell 2500® Index(1) (reflects no deduction for fees, expenses, or taxes)*	-2.90%	10.32%	7.56%
Russell 2500® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)*	-0.19%	11.43%	8.49%

(1)	The Russell 2500® Index measures the performance of the small-to mid-cap segment of the U.S. equity universe. The index is unmanaged and cannot be invested in directly.

(2)	The Russell 2500® Growth Index measures the performance of those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and cannot be invested in directly.

*	Effective as of the date of this Prospectus, the Fund changed its primary benchmark from the Russell 2500® Growth Index to the Russell 2500® Index in connection with a change to the Fund’s principal investment strategies because it was determined that this index is more reflective of the Fund’s current investment style.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Management

Investment Advisor:

Mercer Investment Management, Inc.

Subadvisors and Portfolio Managers:

GW&K Investment Management (“GW&K”)

•	Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault began managing GW&K’s allocated portion of the Fund’s portfolio on June 27, 2016.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

•	Mark F. Burns, CFA, Vice President since 1999. Mr. Burns began managing Loomis Sayles’ allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Mr. Burns managed Loomis Sayles’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.
•	John J. Slavik, CFA, Vice President since 2005. Mr. Slavik began managing Loomis Sayles’ allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Mr. Slavik managed Loomis Sayles’ allocated portion of the Mercer US Small/Mid Cap Growth Equity Fund since April 2016.

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LSV Asset Management (“LSV”)

•	Josef Lakonishok, CEO, CIO, Partner and Portfolio Manager of LSV since it’s founding in 1994 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Greg Sleight, has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.
•	Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014 and began managing LSV’s allocated portion of the Fund’s portfolio on June 27, 2016.

NWQ Investment Management Company, LLC (“NWQ”)

•	Phyllis G. Thomas, CFA, Senior Managing Director, Portfolio Manager and Equity Analyst joined NWQ in 1990, and began managing NWQ’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Ms. Thomas managed NWQ’s allocated portion of the Mercer Small/Mid Cap Value Equity Fund since 2006.
•	Andy Hwang, Managing Director, Portfolio Manager and Equity Analyst, joined NWQ in 1998, and began managing NWQ’s allocated portion of the Fund’s portfolio on June 27, 2016. Prior to that Mr. Hwang managed NWQ’s allocated portion of the Mercer Small/Mid Cap Value Equity Fund since February 2016.

Parametric Portfolio Associates LLC (“Parametric”)

•	Justin Henne, CFA, Managing Director, Customized Exposure Management, joined The Clifton Group in 2004, which was acquired by Parametric in 2012. Mr. Henne began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.
•	Ricky Fong, CFA, Portfolio Manager, joined The Clifton Group in 2010, which was acquired by Parametric in 2012. Mr. Fong began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

•	Joseph Zeck, CFA, Associate Portfolio Manager, joined Parametric in 2014. Mr. Zeck began managing Parametric’s allocated portion of the Fund’s portfolio in February 2015.

Westfield Capital Management Company, L.P. (“Westfield”)

•	William A. Muggia, Chief Executive Officer, Chief Investment Officer, President, and Managing Partner, joined Westfield in 1994, and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

•	Ethan J. Meyers, CFA, Managing Partner and Director of Research, joined Westfield in 1999 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.

•	John M. Montgomery, Managing Partner, Portfolio Strategist and COO, joined Westfield in 2006 and began managing Westfield’s allocated portion of the Fund’s portfolio in 2006.
•	Hamlen Thompson, Managing Partner, joined Westfield in 2003 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
•	Bruce N. Jacobs, CFA, Managing Partner, joined Westfield in 2004 and has been managing Westfield’s allocated portion of the Fund’s portfolio since inception in 2005.
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Tax Information

The Fund’s distributions generally are taxable as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an Individual Retirement Account, in which case you may be subject to federal income tax upon withdrawal from the tax-deferred account.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 15 of this prospectus.

14

Important Additional Information

Purchase and Sale of Fund Shares

Class Y-1, Class Y-2, and Class Y-3 shares (together, “Class Y Shares”) generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the minimum initial investment or eligibility requirements presented below. There is no minimum for subsequent investments.

	Class Y-1	Class Y-2	Class Y-3
Minimum Initial Purchase or Eligibility Requirements	Defined contribution plan investors must have invested over $50 million in the Funds included in the Trust. Investors other than defined contribution plans must have invested at least $10 million in the Funds included in the Trust.	Must have invested at least $100 million in the Funds included in the Trust or entered into an Investment Management Agreement with the Advisor or its affiliates. Retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-2 shares. Class Y-2 shares are not available to certain defined contribution plans.	Must have entered into an Investment Management Agreement with the Advisor or its affiliates, or have invested at least $350 million in the Funds included in the Trust (excluding defined contribution plans). The Mercer Collective Trust, discretionary investment management clients of the Advisor or its affiliates prior to June 30, 2005, and retirement or other benefit plans of the Advisor and any of its affiliates also may invest in Class Y-3 shares.

You may purchase or redeem Class Y shares of a Fund on each day the New York Stock Exchange (the “Exchange”) is open for business.

You may purchase or redeem Class Y-1 and Class Y-2 shares through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171. If you are a participant in a defined contribution plan, you may purchase or redeem Class Y-1 shares through your retirement plan administrator or recordkeeper. Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor. Class Y-3 shares may be redeemed through the Advisor or the Transfer Agent.

All classes of each Fund may not be available in every state.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker/dealer or other financial intermediary (such as a bank, insurance company, plan sponsor, or financial professional), the Fund and its related companies, such as the Fund’s distributor and/or the Advisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Details about the Funds

The Manager of Managers Structure

The Advisor is responsible for constructing and monitoring the asset allocation and portfolio strategies for the Funds, consistent with each Fund’s investment objective, strategies, and risks. The Advisor believes that it is possible to enhance shareholder value by using one or more subadvisory firms to manage the assets of each Fund. Therefore, the Advisor manages each Fund using a “manager of managers” approach

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by selecting one or more subadvisors to manage each Fund, based upon the Advisor’s evaluation of the subadvisor’s expertise and performance in managing the asset class in which the Fund will invest. The Advisor determines the percentage of each Fund’s portfolio allocated to each subadvisor in order to seek to achieve each Fund’s investment objective.

Securities are selected for each Fund’s portfolio using a combination of traditional and fundamental investment tools and quantitative analysis. Each Fund generally relies on the professional judgment of its respective subadvisor(s) to make decisions about the Fund’s portfolio holdings, and each subadvisor employs its own proprietary processes and disciplines to select securities and manage an allocated portion of a Fund’s investment portfolio. Each subadvisor acts independently from the others and has discretion to invest its allocated portion of a Fund’s assets. A description of the Funds’ current subadvisors and the subadvisors’ individual securities selection processes can be found in the next section.

Investment Objectives and Principal Investment Strategies

Each Fund seeks to achieve its own distinct investment objective, as described below. The Funds’ investment objectives may be changed by the Board of Trustees of the Trust without shareholder approval (although a Fund will provide advance notice to shareholders before any such change takes effect). There can be no guarantee that a Fund will achieve its investment objective.

Mercer US Large Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by large capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of large capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “large capitalization U.S. companies” to be U.S. companies with market capitalizations greater than $4 billion at the time of investment. While the investment objective of the Fund is to provide long-term total return, income may be generated from dividends paid by the common stocks in the Fund’s portfolio.

As discussed above, the Fund invests principally in large capitalization U.S. companies. The subadvisors also may invest a portion of the Fund’s assets in companies with market capitalizations that are below this level. Further, if movement in the market price causes a particular stock’s market capitalization to fall below this level, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

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AJO, LP (“AJO”), located at 230 South Broad Street, Philadelphia, Pennsylvania 19102, serves as a subadvisor to the Fund. AJO is wholly owned by its 17 active principals.

A team of investment professionals manages the portion of the Fund’s assets allocated to AJO. The team is led by the following individuals who are jointly and primarily responsible for the day-to-day management of AJO’s allocated portion of the Fund’s portfolio: Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Christopher J. W. Whitehead, and Gregory J. Rogers. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

AJO begins with every stock that trades on a major U.S. exchange. After screening, they end up with an investment universe of nearly 3,000 companies that are seasoned (at least three years of operating history), suitable (no bankruptcies, ADRs, or funds), and liquid (enough to trade). Of the remaining names, AJO considers for purchase those names within the market-cap range of the Fund’s benchmark.

Each company is evaluated by examining it relative to its industry peers using multiple measures within the categories of value, management, momentum, and sentiment. AJO favors asset-rich companies with higher earnings relative to price; they use numerous measures to gauge the effectiveness and outlook of management; they look for momentum to signal the direction of price and earnings; and they study the buying and selling behavior of key investor segments to gain an additional dimension of understanding. Each measure varies in influence, determined by a stock’s industry, size, duration of institutional ownership, and growth characteristics. In the end, AJO derives an all-in excess expected return for each company. AJO’s internal optimizer combines AJO’s stock-by-stock estimates of future expected return with AJO’s risk and transaction-cost models to determine individual positions.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, Pennsylvania 19104, serves as a subadvisor to the Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc.

Mr. Patrick Kaser is primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio, with James Clarke acting as the primary back-up portfolio manager. Mr. Kaser joined Brandywine in 1998 and is the lead portfolio manager of Brandywine’s Large Cap Value Equity Strategy. He is responsible for researching the financial and healthcare sectors. Mr. Clarke has been the primary back-up portfolio manager of the Large Cap Value Equity Strategy since 2010. Prior to rejoining Brandywine, Mr. Clarke was a founding partner of Clarke Bennitt LLC., and previously lead-managed Brandywine’s Small Cap Value Strategy.

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The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Brandywine begins its process with quantitative screens and internal research ideas, looking for stocks with a market capitalization greater than $1 billion that are cheap on a price-to-earnings, price-to-book value, price-to-cash flow or other current valuation basis relative to peers, its own history and the market. Additionally, Brandywine generally looks for companies that pay dividends. Brandywine may also run other screens, such as free cash flow and leveraged buyout screens, to generate additional ideas.

Through fundamental analysis, Brandywine seeks to understand the reasons why a stock is cheap or out of favor; and to identify those companies that are truly undervalued and most likely to return to normal valuation levels and profitability. Within the universe of undervalued securities, Brandywine seeks to identify the best combination of valuation characteristics, dividend yield, earnings growth and quality. Conclusions are based on a company’s financial condition, competitive position within its industry and the quality of its management. Brandywine pays close attention to the balance sheet and cash flow statement in order to appraise the value of the business and evaluate the security of the dividend. In addition, Brandywine focuses on long-term macroeconomic conditions and industry dynamics in order to identify and measure the risks associated with a company’s business. These factors lead Brandywine to identify those companies that it believes has the best potential and necessary catalysts for a return to normal levels of profitability and valuation.

Catalyst recognition can be a key differentiating aspect of Brandywine’s approach. Securities may have multiple catalysts that may be triggered by micro and macro events. While it considers catalysts for recovery, valuation and fundamentals must warrant purchase. Stocks may be added to the portfolio for their valuation characteristics, their yield characteristics or a combination of both factors.

Although Brandywine’s primary focus is on bottom-up stock picking, top-down considerations are a key part of the Firm’s process. Macro-economic factors affect a company’s earnings and thus are an important factor in determining what might drive a company’s stock to the substantial outperformance Brandywine seeks. Also, these factors may influence Brandywine’s decision regarding how to weight industries or positions; if the Firm identifies a theme that is consistent with its primary value focus, it will attempt to capture the opportunity/trend in its portfolios.

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as a subadvisor to the Fund. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The portfolio managers who are primarily responsible for the day-to-day management of Columbia’s allocated portion of the Fund’s portfolio are Thomas Galvin, CFA, Richard Carter, and Todd Herget. Mr. Galvin serves as a senior portfolio manager and Head of Focused Large Cap Growth. Mr. Galvin joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Carter serves as a senior portfolio manager. Mr. Carter joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Herget serves as a senior portfolio manager. Mr. Herget joined Columbia in 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 1998.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Columbia combines fundamental and quantitative analysis with risk management, including cross-correlation analysis, in identifying investment opportunities and constructing its allocated portion of the Fund’s portfolio.

In selecting investments, Columbia considers, among other factors:

•	overall economic and market conditions; and

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.

HS Management Partners, LLC (“HSMP”), located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadvisor to the Fund. HSMP is a Delaware limited liability company that is 100% owned by its partners.

The portfolio manager who is primarily responsible for the day-to-day management of HSMP’s allocated portion of the Fund’s portfolio is Harry W. Segalas. Mr. Segalas founded HSMP in 2007 as Managing Partner & Chief Investment Officer, and he continues to serve in that role.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

HSMP offers one investment strategy (HSMP Concentrated Quality Growth Equity strategy), and applies a focused, bottom-up, fundamental approach to growth equity portfolio management. A company that the investment team deems may have attractive investment potential is placed on the HSMP Focus List (which consists of 50 stocks and helps compare existing and potential investment candidates based on certain metrics estimated by HSMP), and HSMP begins the process of better understanding the company and its prospects. HSMP’s evaluation of a company business model and long-term potential varies by company and industry, and the process may encompass consulting Street research, accessing industry contacts, participating in conference calls and meetings with company management, conducting on-site visits, and/or attending industry conferences. If HSMP believes that the company’s fundamentals appear strong and validated by HSMP’s qualitative and quantitative analysis, and if HSMP finds the valuation of its shares attractive, HSMP may initiate a position in the stock. HSMP believes that active management adds value and takes an incremental approach to actively managing client portfolios; HSMP’s historical annual portfolio turnover rate has ranged generally between 70% to 100% measured in dollars, and is comprised of new names and incremental changes to existing positions. Three primary considerations influence HSMP’s decision to fully or partially sell a stock position: (1) if there is a loss of confidence in a company’s business model or its ability to realize the earnings stream as HSMP previously anticipated, (2) if a stock looks richly priced based on HSMP’s valuation tools and growth assumptions, or (3) if a better investment opportunity is identified. A change in company fundamentals typically results in a liquidation of the shares, whereas sales prompted by valuation considerations and/or a better investment opportunity might be incremental in nature.

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In implementing its investment strategy, HSMP typically builds a concentrated portfolio with a hard cap on company names and with an aim to keeping client capital nearly fully invested. Client accounts generally hold 20 to 25 companies (in the form of common stock or American Depository Receipts or ordinary shares), although in certain circumstances they may hold more or less names. As bottom-up, fundamentals-first investors, HSMP does not maintain limits on industry or sector weightings, and while HSMP does limit portfolio positions by company, client portfolios are likely to be significantly concentrated by sector, industry and/or geography, among other factors (for example, client portfolios can have significant exposure to the consumer discretionary, consumer staples and/or technology sectors). Suitable investment candidates typically include companies that HSMP believes possess strong management teams, attractive business models, enduring competitive advantages, high free cash flow characteristics, broad geographic platforms, and/or strong, albeit reasonably attainable, earnings prospects. In addition to established, leading companies that HSMP has known for many years, HSMP seeks to identify “up and coming” candidates that HSMP thinks meet its quality criteria. Examples include businesses that in HSMP’s opinion have substantial assets and promising new leadership, companies that HSMP believes have been freed of legacy issues, franchises moving from niche markets to mainstream, and/or companies with exciting new products and/or services.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a subadvisor to the Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest.

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy and Christopher Meredith. Messrs. O’Shaughnessy and Meredith joined O’Shaughnessy in 2007.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

O’Shaughnessy screens securities using a factor-based model that seeks to identify market leading companies by analysis of a number of factors. The factors include, but are not limited to, valuation, earnings quality, earnings growth and financial strength. O’Shaughnessy may eliminate or substitute factors at its discretion. From this group of securities, O’Shaughnessy then employs a proprietary, quantitatively-driven approach to security selection based on research and analysis of historical data (for example, companies’ past dividend yields and dividend yield rankings) to identify those securities with higher dividend yields and share repurchase yields. Portfolio securities may be sold generally upon periodic rebalancing of O’Shaughnessy’s allocated portion of the Fund’s portfolio. O’Shaughnessy considers the same factors it uses in evaluating securities for purchase and generally sells securities when O’Shaughnessy believes such securities no longer meet its investment criteria. O’Shaughnessy’s allocated portion of the Fund’s portfolio may emphasize investments in certain sectors of the market.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Joseph Zeck, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne

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joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014. Mr. Zeck is an Associate Portfolio Manager at Parametric. Mr. Zeck joined Parametric in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Mercer US Small/Mid Cap Equity Fund

Investment Objective

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund invests principally in equity securities (such as common stock) issued by small-to-medium capitalization U.S. companies and employs a “core equity” investment strategy that seeks to meet the Fund’s investment objective by investing in both growth- and value-oriented equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in the equity securities of small-to-medium capitalization U.S. companies. (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.) For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. For purposes of this investment policy, the Fund considers “small-to-medium capitalization U.S. companies” to be U.S. companies with market capitalizations between $25 million and the largest company included in the Russell 2500® Index, which, as of June 30, 2015, was $10.8 billion.

The Fund invests in companies within the capitalization range described above. However, the subadvisors may invest a portion of the Fund’s assets in companies outside this range. Further, if movement in the market price causes a stock to change from one capitalization range to another, the Fund is not required to dispose of the stock.

The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage allocated portions of the assets of the Fund. Under the subadvisory agreements, each subadvisor is responsible for the day-to-day portfolio management of a distinct portion of the Fund’s portfolio, subject to the Advisor’s oversight. The Fund’s subadvisors, including the portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors’ investment strategies, are:

GW&K Investment Management (“GW&K”) was founded in 1974 to offer innovative investment solutions consistent with their clients’ objectives. In 2008 GW&K partnered with Affiliated Managers Group, Inc. (AMG), a Boston-based asset management holding company. GW&K is an independent

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operating company under the AMG umbrella of managers. AMG holds a 75% majority interest in GW&K, with nine senior GW&K professionals owning the remaining 25%.

The portfolio managers who are responsible for the day-to-day management of GW&K’s allocated portion of the Fund’s portfolio are Daniel L. Miller, CFA, who serves as Partner, Director of Equities, and joined GW&K in 2008; and Jeffrey W. Thibault, CFA, who serves as Partner, Portfolio Manager, and joined GW&K in 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

GW&K’s small/mid cap portfolios are built from the bottom up within diversification constraints. The Strategy is invested in most sectors of the small and mid cap markets, providing exposure to growth and value stocks. At the time of purchase, securities have a market capitalization between $250 million and $10 billion or are within the range of the Russell 2500® Index. GW&K is searching for companies that exhibit sustainable growth and whose shares trade at reasonable valuations.

GW&K attempts to identify the leading players within niche markets by analyzing such characteristics as market share accumulation, improving margins and sales growth. Also, they look to invest only in companies whose management is dedicated to enhancing shareholder value. Once they identify these companies, they look to discover those companies growing at a sustainable rate. This is done by breaking down a company’s Return on Equity and analyzing its components. Other important criteria that they analyze are how the industry operates and what a company must do to maintain its dominant competitive position. While they may view favorably a company’s leadership qualities and its growth characteristics, they remain diligent in their efforts to pay a reasonable price for the security. They review the appropriate valuation ratios based on the industry in which the company operates. A sensibly priced security will be trading at a discount versus its peers and/or its own history.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, 34th Floor, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

The allocated portion of the Fund’s portfolio managed by Loomis Sayles is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis Sayles’ allocated portion of the Fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA. Mr. Burns, CFA, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Slavik, CFA, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Securities Selection

Loomis Sayles pursues small/mid cap growth investing with a low volatility approach. Loomis Sayles employs a bottom-up investment process and strives to make active stock selection the primary driver of returns. Each investment idea is thoroughly vetted and researched through fundamental analysis. Loomis Sayles has a quality bias to the companies it owns, focusing on characteristics such as business model strength, visibility and predictability of growth drivers and strength of competitive advantage. To better understand and compare the reward-to-risk profile of high growth businesses, Loomis Sayles uses discounted cash flow modeling as the primary valuation tool. Importantly, Loomis Sayles seeks to invest in emerging winners that are under-recognized by the market. Given the inherent volatility of small/mid cap growth stocks, Loomis Sayles believes it is important to apply risk management from the stock level to the portfolio level and from the buy decision to the sell decision, which incorporates a clear stop/loss discipline.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadvisor to the Fund. LSV is a Delaware general partnership between LSV’s current and former employees and management team (61%) and SEI Funds, Inc. (39%), a wholly-owned subsidiary of SEI Investments Company.

The allocated portion of the Fund’s portfolio managed by LSV is managed on a team basis. The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, who has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994; Menno Vermeulen, CFA, who has served as a portfolio manager for LSV since 1995 and a Partner since 1998; Puneet Mansharamani, CFA, who has served as a Partner and portfolio manager for LSV since 2006; Greg Sleight, who has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014; and Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Under normal circumstances, LSV will invest in the equity securities of small- and medium-sized companies. LSV will invest primarily in the common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500® Index at the time of purchase. The market capitalization range and the composition of the Russell 2500® Index are subject to change. LSV selects stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value). LSV may also invest in REITs.

NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a subadvisor to the Fund. NWQ is a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an indirect separate operating subsidiary of Teachers Insurance and Annuity Association of America, a leading financial services provider and an operating division of TIAA Global Asset Management (“TGAM”).

The portfolio managers who are primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio are Phyllis G. Thomas, CFA and Andy Hwang. Ms. Thomas is a Senior Managing Director, Portfolio Manager and Equity Analyst at NWQ and has been with the firm

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since 1990. Mr. Hwang is Managing Director, Portfolio Manager and Equity Analyst at NWQ and has been with the firm since 1998.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

NWQ is a long-term investor that seeks to provide superior risk-adjusted returns through a research-driven, value-oriented process. This process is structured to help identify and capitalize upon opportunities created by the market’s misperceptions, overreactions, and/or fixation on short-term results.

NWQ invests in companies that are believed to be undervalued, have downside protection, and possess catalysts or inflection points that NWQ expects will help unlock value. Such catalysts and inflection points can include: new management, improving business or industry fundamentals, industry consolidation, or company restructuring. Catalysts can also include recognizing free options, hidden assets, and other factors that NWQ believes are not being correctly valued by the market. NWQ seeks to uncover factors that will drive business improvement three months to a year in advance, so portfolios can fully benefit when these inflection points and catalysts emerge and are acknowledged by the market. Similarly, NWQ strives to identify the “herd mentality,” as this provides incremental insight into possible misperceptions, which, in turn, may reveal investment opportunities.

NWQ’s investment professionals employ an active approach to equity investment by utilizing a corporate finance-oriented, cash flow focused discipline that allows the firm to identify potential investments trading at attractive absolute valuations. Firm-wide, NWQ’s approach to uncovering value emphasizes independent, original, bottom-up fundamental research. NWQ seeks to exploit disparities between investor perception and underlying fundamentals in the capital markets. Capital preservation is a very important component of NWQ’s investment process. NWQ evaluates each position for downside risk as well as potential appreciation. NWQ continually evaluates the portfolio holdings to keep the portfolio’s risk/reward “fresh.” This conservative and disciplined approach is designed to identify companies offering superior prospects while selling at reasonable multiples.

Parametric Portfolio Associates LLC (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a subadvisor to the Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company.

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Joseph Zeck, CFA. Mr. Henne is a Managing Director, Customized Exposure Management, at Parametric. Mr. Henne joined The Clifton Group, which was acquired by Parametric in December 2012, in 2004. Mr. Fong is a Portfolio Manager at Parametric. Mr. Fong joined The Clifton Group, which was acquired by Parametric in December 2012, in 2010 as an investment analyst and was promoted to Portfolio Manager in 2014. Mr. Zeck is an Associate Portfolio Manager at Parametric. Mr. Zeck joined Parametric in 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

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Cash Overlay Program

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Advisor. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadvisor to the Fund. Westfield is a registered investment advisor that was founded in 1989. Westfield is 100% employee owned.

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is chaired by William A Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Investment decisions are made within the parameters established by a portfolio’s investment objective(s), policies, and restrictions. Although the Committee collectively acts as portfolio manager for the Fund’s assets allocated to Westfield, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund’s assets allocated to Westfield. Mr. Muggia covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia is President, Chief Executive Officer, Chief Investment Officer and Managing Partner of Westfield. He has worked at Westfield since 1994. Ethan J. Meyers, CFA is a Managing Partner and Director of Research of Westfield and covers Industrials and Business Services. Mr. Meyers has worked at Westfield since 1999. John M. Montgomery is a Managing Partner, Portfolio Strategist and COO of Westfield. Mr. Montgomery has worked at Westfield since 2006. Hamlen Thompson is a Managing Partner of Westfield and covers Energy and Industrials. Mr. Thompson has worked at Westfield since 2003. Bruce N. Jacobs, CFA is a Managing Partner of Westfield and covers Healthcare and Consumer Staples. Mr. Jacobs has worked at Westfield since 2004.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

Westfield manages its allocated portion of the Fund’s portfolio using a fundamental, bottom-up research approach, which seeks to identify reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk, Westfield generally favors stocks that, in the judgment of the firm, have: (i) sizeable management ownership; (ii) strong financial conditions; (iii) sufficient cash flow to fund growth internally; and (iv) strong pricing power.

Westfield also considers factors such as earnings growth forecasts, price target estimates, total return potential, and business developments. Stocks may be sold when Westfield believes that the stocks no longer represent attractive investment opportunities, based on the factors described above.

Risks of the Funds

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic, and political conditions and other factors. These risks could adversely affect the net asset value (“NAV”) and total return of a Fund, the value of a Fund’s investments, and your investment in a Fund. The table below, and the discussion that follows, identifies and describes the types of principal and non-principal risks of investing in each Fund. The risk descriptions appear in alphabetical order, not in order of importance or likelihood of occurrence.

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Fund Name	Principal Risks	Non-Principal Risks
Mercer US Large Cap Equity Fund

•   Custody Risk

•   Derivatives Risk

•   Equity Securities Risk

•   Growth Stock Risk

•   Issuer Risk

•   Large Capitalization Stock Risk

•   Management Techniques Risk

•   Market Risk

•   Portfolio Turnover Risk

•   Value Stock Risk

• Convertible Securities Risk • Counterparty Risk • Foreign Investments Risk • Securities Lending Risk

Fund Name	Principal Risks	Non-Principal Risks
Mercer US Small/Mid Cap Equity Fund

•   Custody Risk

•   Derivatives Risk

•   Equity Securities Risk

•   Growth Stock Risk

•   Issuer Risk

•   Management Techniques Risk

•   Market Risk

•   Portfolio Turnover Risk

•   Small and Medium Capitalization Stock Risk

•   Value Stock Risk

• Convertible Securities Risk • Counterparty Risk • Currency Risk • Emerging Markets Risk • Foreign Investments Risk • Liquidity Risk • Securities Lending Risk

Convertible Securities Risk	Convertible securities (preferred stocks, debt instruments, and other securities convertible into common stocks) may offer higher income than the common stocks into which the convertible securities are convertible or exchangeable. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, the prices of convertible securities may reflect changes in the values of the underlying common stocks into which such convertible securities are convertible or exchangeable. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

Counterparty Risk	The risk that the issuer or guarantor of a fixed income security, the counterparty to a derivatives contract, or a borrower of a Fund’s securities will be unwilling or unable to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Currency Risk	Foreign securities may be issued and traded in foreign currencies. As a result, the values of foreign securities may be affected by changes
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in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar increases relative to a particular foreign currency, an investment denominated in that foreign currency will decrease in value because the investment will be worth fewer U.S. dollars. A subadvisor may elect not to hedge currency risk or may hedge imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Custody Risk	There are risks involved in dealing with the depositories, custodians or brokers who settle Fund trades. Securities and other assets deposited with depositories, custodians or brokers may not be clearly or constantly identified as being assets of the Fund, and hence the Fund may be exposed to a credit risk with regard to such parties. In some jurisdictions, the Fund may only be an unsecured creditor of its broker in the event of bankruptcy or administration of such broker. Further, there may be practical or time problems associated with enforcing the Fund’s rights to its assets in the case of an insolvency of any such party.

Derivatives Risk Generally	The Funds may invest in derivative instruments. Derivatives are financial instruments, the value of which depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indices, or currencies. A subadvisor to a Fund may use exchange-listed equity futures to equitize cash held in the portfolio. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the ability of a subadvisor to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility of a Fund’s share price. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

More on Derivatives Risk	The Funds may engage in a variety of transactions involving derivatives. A subadvisor may use derivatives both for hedging and non-hedging purposes, although it is anticipated that the use of derivatives by the Funds will generally be limited to maintaining exposure to certain market segments or asset classes, or facilitating certain portfolio transactions. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Certain derivatives are subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual
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obligations. Certain derivatives are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make derivatives transactions risk-free. Some derivatives are more sensitive to interest rate changes and market movements than other instruments.

Certain derivative instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a subadvisor uses leverage through purchasing derivative instruments, the Fund has the risk of capital losses that exceed the net assets of the allocable portion of the Fund managed by that subadvisor. The net asset value of the Fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Emerging Markets Risk	Emerging markets securities involve unique risks, such as exposure to economies that are less diverse and mature than those of the United States or more established foreign markets. Also, emerging markets securities are subject to the same risks as foreign investments, described below. Generally, these risks are more severe for issuers in countries with emerging capital markets. Also, economic or political instability may cause larger price changes in emerging markets securities than in other foreign investments, and investments in these securities may present a greater risk of loss.

Equity Securities Risk	U.S. and global stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines, or if overall market and economic conditions deteriorate. The Fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Foreign Investments Risk	Investing in foreign securities, including Depositary Receipts, typically involves more risks than investing in U.S. securities. These risks, which include political, social, economic, environmental, credit, informational or currency risk, can increase the potential for losses in the Fund and affect its share price. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign securities generally are higher than for comparable securities issued in the United States. The Fund’s investments in foreign securities may be subject to foreign
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withholding taxes, which would decrease the yield on those securities. Many foreign governments may supervise and regulate their financial markets less stringently than the United States government does. In addition, foreign issuers generally are not subject to the same types of accounting, auditing, or financial reporting standards as those that are applicable to U.S. issuers. As a result, with respect to foreign issuers, there may be less publicly available information regarding their operations and financial conditions, and the information that is available may be less reliable. To the extent that the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund may be adversely affected by the economic, political, and social conditions in those countries.
Growth Stock Risk	Companies with strong growth potential (both domestic and foreign) tend to have higher than average price-to-earnings ratios, meaning that these stocks are more expensive than average relative to the companies’ earnings. The market prices of equity securities of growth companies are often quite volatile, since the prices may be particularly sensitive to economic, market, or company developments and may present a greater degree of risk of loss.

Issuer Risk	The issuer of a security may perform poorly and the value of its stocks or bonds may decline as a result. An issuer of securities held by the Fund could become bankrupt or could default on its issued debt or have its credit rating downgraded.

Large Capitalization Stock Risk	Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Redemptions may increase and/or the market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity.

Management Techniques Risk	The investment strategies, techniques, and risk analyses employed by the subadvisors, while designed to enhance potential returns, may not produce the desired results or expected returns, which may cause the Fund to not meet its investments objective, or underperform its benchmark index or funds with similar investment objectives and strategies. The subadvisors may be incorrect in their assessments of
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the values of securities or their assessments of market or interest rate trends, which can result in losses to the Fund.

Market Risk	The value of the securities in which the Fund invests may be adversely affected by fluctuations in the financial markets, regardless of how well the companies in which the Fund invests perform. The market as a whole may not favor the types of investments the Fund makes. Also, there is the risk that the price(s) of one or more of the securities or other instruments in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, government, industry, country, or geographic region.

Portfolio Turnover Risk

Depending on market and other conditions, a Fund may experience high portfolio turnover, which may result in higher brokerage commissions and transaction costs and capital gains (which could increase taxes and, consequently, reduce returns).

Securities Lending Risk	To the extent a Fund participates in securities lending activities, the Fund is subject to risks associated with lending their portfolio securities. Securities will be loaned pursuant to agreements requiring that the loans be continuously secured by collateral in cash, short-term debt obligations, government obligations, or bank guarantees at least equal to the values of the portfolio securities subject to the loans. The Funds bear the risk of loss in connection with the investment of any cash collateral received from the borrowers of their securities.

Small and Medium Capitalization Stock Risk	The securities of companies with small and medium capitalizations may involve greater investment risks than securities of companies with large capitalizations. Small and medium capitalization companies may have an unproven or narrow technological base and limited product lines, distribution channels, and market and financial resources, and the small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. As a result, the prices of securities of small and medium capitalization companies may be subject to more abrupt or erratic movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S. standards and may be subject to risks that are similar to the risks that may affect small and medium capitalization U.S. companies. Securities of small and medium capitalization companies also may pay no, or only small, dividends.

Value Stock Risk	Value stocks represent companies that tend to have lower than average price to earnings ratios and are therefore cheaper than average relative to the companies’ earnings. These companies may have relatively weak balance sheets and, during economic
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downturns, these companies may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations. A particular value stock may not increase in price, as anticipated by a subadvisor, if other investors fail to recognize the stock’s value or the catalyst that the subadvisor believes will increase the price of the stock does not affect the price of the stock in the manner or to the degree that the subadvisor anticipates. Also, cyclical stocks tend to increase in value more quickly during economic upturns than non-cyclical stocks, but also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

From time to time, the Funds may hold short-term instruments, including repurchase agreements and reverse repurchase agreements.

Temporary Defensive Positions

The Funds also may hold cash and short-term instruments without limit for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

When a Fund takes temporary defensive positions by increasing its holdings in cash, money market instruments, or repurchase agreements, the Fund may not participate in market advances or declines to the same extent that the Fund would if it remained more fully invested in portfolio securities. In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures contracts and pools of futures contracts that are intended to provide a Fund with exposure to certain markets or asset classes.

Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their portfolio securities. A description of these policies and procedures is available in the SAI. The Funds disclose their portfolio holdings on the following website: www.mercer.us/mutual-funds-on-offer.

Additional Information

Commodity Pool Operator Exclusion. The Trust, on behalf of each Fund, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” pursuant to U.S. Commodity Futures Trading Commission Regulation 4.5, as promulgated under the Commodity Exchange Act (the “CEA”), with respect to each Fund’s operations. Therefore, neither the Funds nor the Advisor (with respect the Advisor’s management of the Funds) is subject to registration or regulation as a commodity pool operator under the CEA.

Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps transactions will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

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Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Investment Management, Inc. (the “Advisor”), a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. The Advisor is registered as an investment advisor with the SEC. The Advisor is an affiliate of Mercer Investment Consulting LLC (“Mercer IC”), an investment consultant that among other things, reviews, rates and recommends investment managers for its clients, including subadvisors recommended by the Advisor and utilized by the Trust.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and, subject to review and approval by the Board of Trustees of the Trust (the “Board”): (i) sets the Funds’ overall investment strategies; (ii) evaluates, selects, and recommends subadvisors to manage all or part of the Funds’ assets; (iii) when appropriate, allocates and reallocates the Funds’ assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors, including the subadvisors’ compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the subadvisors comply with the Funds’ investment objectives, policies, and restrictions.

When identifying possible subadvisors, the Advisor typically begins with a universe of investment managers rated highly by the Manager Research Group of Mercer IC (the “Mercer Research Group”). The Mercer Research Group evaluates each investment manager based upon both quantitative and qualitative factors, including: an assessment of the strength of the overall investment management organization; the people involved in the investment process; the appropriateness of the investment product and its composites; and an analysis of the investment manager’s investment philosophy and process, risk-adjusted performance, consistency of performance, and the style purity of the product. The Advisor’s team of investment professionals reviews each manager that is highly rated by the Mercer Research Group, and creates a short list for further analysis. Short-list candidates are scrutinized to evaluate performance and risk characteristics, performance in up and down markets, investment styles, and characteristics of the securities held in the portfolio. The Advisor’s team of investment professionals then conducts due diligence meetings with the subadvisors’ portfolio management teams. The list of candidates is further narrowed, and each potential subadvisor, in combination with the existing subadvisor(s) of the portfolio, is analyzed using proprietary methods. The most compatible subadvisor candidates are then put through an on-site compliance review conducted by the Advisor’s compliance staff. Results are shared with the Advisor’s investment team, after which the final selection of the subadvisor is made and a recommendation to appoint the manager is made to the Board.

The Advisor also considers the Mercer Research Group’s ratings of investment managers when contemplating the termination of a subadvisor. Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making process, the Advisor’s investment team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or terminating a subadvisor. Therefore, there is a possibility that the Advisor’s decision with respect to a particular subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios which are appropriately constructed with combinations of quality, asset-class specialist investment managers can generally be expected to provide consistent, above-average performance over time. Stan Mavromates, Larry Vasquez, CFA, Manny Weiss, CFA, and John Johnson are responsible for establishing the Funds’ overall investment strategies and evaluating and monitoring the subadvisors managing the Funds. Mr. Mavromates has served as Vice President and Chief Investment Officer of the Advisor since 2012. From 2005 to 2012, Mr. Mavromates was the Chief Investment Officer of the Massachusetts Pension Reserves Investment Board. Mr. Vasquez has served as Vice President of the Advisor since 2012. From 2009 to

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2012, Mr. Vasquez was a portfolio manager at UBS Global Asset Management, Inc. Prior to 2009, he was a portfolio manager at SEI Investments. Mr. Weiss has served as Vice President of the Advisor since January 2009. Mr. Johnson has served as Vice President of the Advisor since 2015. Prior to joining the Advisor, Mr. Johnson was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.

The Funds pay the Advisor fees for managing the Funds’ investments that are calculated as a percentage of the Funds’ assets under management. The following represents the total advisory fees payable by the Funds:

	Investment Advisory Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Equity Fund**	0.53%	0.51%
Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

**	As of the effective date of this Prospectus, the Fund pays the Advisor a management fee equal to 0.53% on the first $750 million of assets of the Fund and 0.51% on all assets in excess of $750 million.

Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Funds, which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

The Advisor has entered into subadvisory agreements (the “Subadvisory Agreements”) with the subadvisors pursuant to which the subadvisors are compensated out of the investment advisory fees that the Advisor receives from the Funds. The current subadvisors to the Funds are identified under “Investment Objectives and Principal Investment Strategies” earlier in this prospectus.

A discussion regarding the basis for the Board’s approval of the investment management agreement with the Advisor and each Subadvisory Agreement (other than the Sub-Advisory Agreements listed below) is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2015. A discussion regarding the Board’s approval of: (i) the Subadvisory Agreement with Parametric Portfolio Associates LLC with respect to each Fund, is available in the Funds’ annual report to shareholders for the period ended March 31, 2015; (ii) the Subadvisory Agreements with AJO LP, Brandywine Global Investment Management, and O’Shaughnessy Asset Management LLC with respect to the Mercer US Large Cap Equity Fund is available in the Funds’ annual report to shareholders for the period ended March 31, 2016; and (iii) the Subadvisory Agreements with GW&K Investment Management LLC, LSV Asset Management and NWQ Investment Management Company, LLC with respect to the Mercer US Small/Mid Cap Equity Fund, is available in the Funds’ annual report to shareholders for the period ended March 31, 2016.

The Trust and the Advisor have obtained an exemptive order (the “Exemptive Order”) from the SEC that permits the Trust and the Advisor, subject to certain conditions and approval by the Board, to hire and retain subadvisors and modify subadvisory arrangements without shareholder approval. Under the Exemptive Order, the Advisor may act as a manager of managers for all or some of the Funds, and the Advisor supervises the provision of portfolio management services to those Funds by the subadvisors. The Exemptive Order allows the Advisor: (i) to continue the employment of an existing subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement with the subadvisor; and (ii) to reallocate assets among existing or new subadvisors. Within 90 days of retaining

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new subadvisors, the affected Fund(s) will notify shareholders of the changes. The Advisor has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisors and recommend their hiring, termination, and replacement. The Exemptive Order also relieves the Funds from disclosing certain fees paid to non-affiliated subadvisors in documents filed with the SEC and provided to shareholders.

Administrative Services

State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The Funds pay the Administrator at an annual rate of the Funds’ average daily net assets for external administrative services. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ NAVs, and preparation of shareholder reports.

The Advisor provides certain internal administrative services to the Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.10% and 0.05% of the average daily net assets of the Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing service providers (other than subadvisors) to the Class Y-1 and Class Y-2 shares, including the transfer agent. From time to time, payments may be made to affiliates of the Advisor by the Funds or the Advisor, out of the Advisor’s own resources, for services provided by those affiliates.

Pricing of Fund Shares

The price at which purchases and redemptions of each Fund’s shares are effected is based on the next calculation of the Fund’s NAV after the purchase or redemption order is received. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. The Exchange normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values all other investments and assets at their fair value. The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

The Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s NAV. Because foreign markets may be open at different times than the Exchange, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments (in the opinion of the Advisor and the subadvisors) occur between the close of foreign markets and the close of regular trading on the Exchange, or if reported prices are believed by the Advisor or the subadvisors to be unreliable, these investments will be valued at their fair value. The Funds may rely on third-party pricing vendors to monitor for events materially affecting the values of the Funds’ foreign investments during the period between the close of foreign markets and the close of regular trading on the Exchange. If events occur that materially affect the values of the Funds’ foreign investments, the third-party pricing vendors will provide revised values to the Funds.

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If market quotations are not readily available for a Fund’s investment in domestic securities, such as restricted securities, private placements, securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid securities, these investments will be valued at their fair value. While fair value pricing may be more commonly used with the Funds’ foreign investments, fair value pricing also may be used with domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices. Also, due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This prospectus describes three classes of shares of the Funds: Class Y-1, Class Y-2, and Class Y-3 shares, each with different levels of services and ongoing operating expenses, as illustrated in the “Fees and Expenses” section of this prospectus. (In this prospectus, the Class Y-1, Class Y-2, and Class Y-3 shares are together referred to as the “Class Y Shares.”). Currently, only Class Y-3 shares are available for purchase.

Class Y Shares generally are available only to clients of the Advisor and to institutional investors (including certain retirement plans, which include defined benefit and defined contribution plans) that meet the eligibility requirements described above under “Important Additional Information—Purchase and Sale of Fund Shares.” The class of shares that is best for you depends on a number of factors, such as whether you are a retirement plan or non-retirement plan investor, the amount you intend to invest, and the level of services that you desire. Please consult your plan administrator or recordkeeper, or your financial advisor, as to which share class is most appropriate for you. Below is a summary of the differences among the Funds’ Class Y-1, Class Y-2, and Class Y-3 shares:

Class Y-1 Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	12b-1 Fee: 0.25%
•	Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares and Class Y-3 shares because of the 12b-1 and internal administrative fees paid by Class Y-1 shares to the Advisor.
•	Shareholder Services: Full shareholder servicing is performed by the Advisor and/or its affiliates, including communication with third-party administrators, and the Class Y-1 shares pay an internal administrative fee for these services.

Class Y-2 Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	12b-1 Fee: None
•	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares; higher annual expenses, and lower dividends, than Class Y-3 shares, because of the internal administrative fees paid by Class Y-2 shares to the Advisor.
•	Shareholder Services: Certain limited shareholder servicing is performed by the Advisor or its affiliates, and the Class Y-2 shares pay an internal administrative fee for these services.
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Class Y-3 Shares

•	Initial Sales Charge: None
•	Contingent Deferred Sales Charge: None
•	12b-1 Fee: None
•	Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.
•	Shareholder Services: No shareholder servicing is performed by the Advisor or its affiliates at the Class level, as it is anticipated that shareholder servicing will be performed at the client level. Shareholder servicing arrangements for holders of Class Y-3 shares are customized to each specific client and are not paid for from the assets of the Funds.

Marketing and Shareholder Services (12b-1) Plan

The Funds have adopted a plan of marketing and shareholder services, or “12b-1 plan,” to finance the provision of certain marketing services and shareholder services to owners of Class Y-1 shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class Y-1 shares. These fees are used to pay fees to financial intermediaries, such as qualified dealers and retirement recordkeepers, for providing certain marketing and shareholder services. Because these fees are paid out of the Funds’ assets or income on an ongoing basis, over time these fees will increase the cost of your investment (reducing the return of your investment) and may cost you more than paying other types of sales charges. For investors in defined contribution plans administered by Mercer HR Services LLC (“Mercer Services”), an affiliate of the Advisor that provides administrative services to retirement plans, these fees may be paid to Mercer Services. Also, these fees may be paid to the Advisor, or to Mercer Securities, a division of MMC Securities Corp., an affiliate of the Advisor, in connection with their providing marketing services for the Class Y-1 shares of the Funds.

Purchasing Class Y Shares

The Funds sell their Class Y Shares at the offering price, which is the NAV. Class Y Shares may not be available through certain financial advisors and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with cash, when consistent with the Fund’s investment objective and policies. Acceptance of such purchases will be at the Advisor’s discretion. Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

Class Y-1 and Class Y-2 shares may be purchased through your financial advisor or directly by contacting State Street Bank and Trust Company, the Funds’ transfer agent (the “Transfer Agent”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171. If you are a defined contribution retirement plan, Class Y-1 shares also may be purchased through your retirement plan administrator or recordkeeper. The Transfer Agent or your financial advisor, plan administrator or recordkeeper, as applicable, must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your financial advisor or retirement plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary documents to the Transfer Agent, and may charge you for these services. If you wish to purchase shares directly from the Funds, you may complete an order form and write a check for the amount of Class Y Shares that you wish to buy, payable to the Trust. Return the completed form and check to the Transfer Agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy Class Y-3 shares should contact the Advisor.

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The Funds may periodically close to new purchases of shares. The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual funds must obtain and verify information that identifies investors opening new accounts. If a Fund is unable to collect the required information, the Fund or its agents may not be able to open a Fund account. Investors must provide their full name, residential or business address, social security or tax identification number, and date of birth (as applicable). Entities, such as trusts, estates, corporations, and partnerships, must also provide other identifying information. The Funds or their agents may share identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares back to the Funds on any day the Exchange is open, through the Advisor, your plan administrator or recordkeeper, your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares. Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional client of the Advisor (or its affiliates) that owns Class Y Shares, contact the Advisor or the Transfer Agent to sell your Class Y Shares. The Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. The Advisor may establish an earlier time by which it must receive instructions from its clients in order for its clients to receive that day’s NAV. You may redeem Class Y Shares through the Advisor by calling 1-888-887-0619.

If you are not an institutional client of the Advisor, contact your financial advisor or the Transfer Agent directly, as applicable, to sell your Class Y Shares. Your financial advisor or the Transfer Agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV.

If you are a participant in a defined contribution retirement plan, contact your plan administrator or recordkeeper to sell your Class Y Shares. Your plan administrator or recordkeeper must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day’s NAV. Your plan administrator or recordkeeper will be responsible for forwarding the request to the Transfer Agent on a timely basis and may charge you for his or her services.

Payments by the Funds

Each Fund generally sends you payment for your Class Y shares the business day after your request is received in good order. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund reserves the right to pay redemptions “in-kind” (i.e., payment in securities rather than cash) if the value of the Class Y shares that you are redeeming is large enough to affect a Fund’s operations (for example, if it represents more than $250,000 or 1% of a Fund’s assets). In these cases, you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds’ minimum account level or if you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Funds (such as market timing) to the fullest extent

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permitted by law. The 2.00% short-term trading fee will apply to redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y Shares

If you want to switch your investment from one Fund to another series of the Trust, you can exchange your Class Y-1, Class Y-2, or Class Y-3 shares, as applicable, for shares of the same class of another series of the Trust at NAV.

If you hold your Class Y-1 or Class Y-2 shares through a financial advisor, contact the financial advisor regarding the details of how to exchange your shares. If you hold your Class Y-1 or Class Y-2 shares directly with the Funds, contact the Transfer Agent, and complete and return an Exchange Authorization Form, which is available from the Transfer Agent. A telephone exchange privilege is currently available for exchanges of amounts up to $500,000 in Class Y-1 or Class Y-2 shares. If you hold your Class Y-1 or Class Y-2 shares through a retirement plan, contact your plan administrator or recordkeeper regarding the details of how to make an exchange. If you own Class Y-3 shares, contact the Advisor regarding the details of how to exchange your shares. Ask the Advisor, your financial advisor, your plan administrator or recordkeeper, or the Transfer Agent for a prospectus of the series of the Trust you wish to purchase.

All classes of each Fund may not be available in every state.

The exchange privilege is not intended as a vehicle for short-term trading. As described above, excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Board has approved a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) to be imposed by each Fund on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. The Fund into which you would like to exchange also may reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds. Consult the Funds, the Advisor, or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The Funds, the Advisor, and MGI Funds Distributors, LLC, the Trust’s distributor (the “Distributor”), reserve the right to reject any purchase order for any shares of any class of the Funds for any reason. The Funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds, the Advisor, or the Distributor has determined could involve actual or potential harm to the Funds may be rejected. Frequent trading of Fund shares may lead to increased transaction costs to the Funds, less efficient management of the Funds’ portfolios (by disrupting portfolio investment strategies), and taxable gains to the remaining shareholders, resulting in dilution of the value of the shares held by long-term shareholders. Arbitrage opportunities may occur in Funds that hold small capitalization securities (such as the Mercer U.S. Small/Mid Cap Equity Fund) or in Funds that invest in thinly-traded securities (such as high yield securities).

Because the Funds are designed for long-term shareholders, the Board has adopted the following policies and procedures that are designed to restrict frequent purchases and redemptions of the Funds’ shares. Each Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The short-term trading fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The short-term trading fee will not apply in the

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following circumstances: redemptions to pay distributions or loans from certain defined contribution plans; redemptions for loan repayment; redemptions from certain omnibus accounts; redemptions in the event of shareholder death or post-purchase disability; redemptions made as part of a systematic withdrawal plan; transactions in defined contribution plans for which Mercer Services is not the administrator; redemptions by the Mercer Collective Trust; and transactions for a discretionary investment management client of the Advisor or its affiliates when the client has provided the Advisor or its affiliates with advance notice of a planned redemption and the Advisor or its affiliates retain discretion to effect the redemption on behalf of the client. Furthermore, exchanges by plan participants in defined contribution plans for which Mercer Services is the administrator will be subject to the short-term trading fee only with respect to shares that were purchased by exchange (rather than by contribution). For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

In addition to the short-term trading fee, the Board has adopted the following additional policies and procedures. Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions), all equal to or greater than $10,000 in value within a 180-day period, will receive a warning. If subsequent activity of two or more round trips occurs within 180 days, the shareholder’s exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds. These policies do not apply to the Mercer Collective Trust or to discretionary investment management clients of the Advisor where the Advisor has discretion to effect the trade.

There is no assurance that these policies and procedures will be effective in limiting frequent trading in all accounts. For example, the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries.

As discussed in “Redemptions by the Funds” earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Distributions. Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an institutional shareholder of the Class Y shares of a Fund, you will receive income dividends and capital gains distributions in additional Class Y shares of the Fund, unless you notify the Advisor, your financial advisor, or the Transfer Agent in writing that you elect to receive them in cash. Distribution options may be changed by shareholders at any time by requesting a change in writing. All dividends and capital gains distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the NAV determined at the close of business on that date.

Avoid “Buying A Dividend.” At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio

39

securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

Tax Considerations. Dividends and capital gains distributed by the Funds to tax-deferred retirement plan accounts are not taxable currently. In general, if you are a taxable investor, Fund distributions are taxable to you as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, if you are a taxable investor, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates provided certain holding period requirements are met. Some distributions paid in January may be taxable as if they had been paid the previous December. The Form 1099 that is sent to taxable investors in January will detail your distributions and their federal tax category.

If a Fund qualifies to pass through to shareholders the tax benefits from foreign taxes the Fund pays on its investments, and elects to do so, then any foreign taxes the Fund pays on these investments may be passed through to you as a foreign tax credit. If you are subject to tax and if this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and you may be entitled either to deduct (as an itemized deduction) your share of foreign taxes in computing your taxable income or to (subject to limitations) take a foreign tax credit against your U.S. federal income tax liability. No deduction for foreign taxes may be claimed if you do not itemize deductions. You will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Annual Statements. Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November or December to shareholders of record in such month, but paid the following January, are taxable as if the distributions were paid in December. The income classification of distributions made by a Fund may not be finally determinable until after the end of a year. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

Redemptions and Exchanges. When you sell your shares in a Fund, you may recognize a capital gain or loss. For tax purposes, an exchange of your shares of one Fund for shares of another series of the Trust is the same as a sale. Generally, exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

Back-Up Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to back-up withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the Internal Revenue Service instructs the Fund to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. If you are a taxable investor, Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes

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Non-U.S. Investors. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent designated by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Funds. Moreover, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

The Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. investors that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required.

This discussion is not intended to be used as tax advice. Because each investor’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

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Financial Highlights

The Financial Highlights table is meant to help you understand the financial performance of each Fund over the Fund’s past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report, which is available upon request.

Financial highlights for the Class Y-3 shares of each Fund are shown to provide investors with financial information about the Fund. In addition, Class Y-1 shares and Class Y-2 shares of the Funds had not commenced operations as of the date of this prospectus, and financial highlights are not yet available for those shares. The returns of the Class Y-1 shares and the Class Y-2 shares would have been substantially similar to the returns of the Class Y-3 shares; however, Class Y-1 shares are subject to a 12b-1 fee, while Class Y-2 shares and Class Y-3 shares are not, and Class Y-1 shares and Class Y-2 shares are subject to a sub-transfer agency fee and an internal administrative fee, while Class Y-3 shares are not. Had the Class Y-1 shares and the Class Y-2 shares of the Funds been operational during the periods shown, the dividend distributions (if any) and investment performance of the Class Y-1 and Class Y-2 shares would have been lower.

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Mercer US Large Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12

Net asset value at beginning of year	$11.11		$13.16		$13.56		$13.27		$12.19
Net investment income†	0.04		0.05		0.07		0.08		0.04
Net realized and unrealized gain (loss) on investments	(0.43)		1.63		3.11		0.68		1.06

Total from investment operations	(0.39)		1.68		3.18		0.76		1.10
Less dividends and distributions:
From net investment income	(0.05)		(0.04)		(0.09)		(0.08)		(0.02)
From net realized gain on investments	(1.33)		(3.69)		(3.49)		(0.39)		—

Total dividends and distributions	(1.38)		(3.73)		(3.58)		(0.47)		(0.02)

Net asset value at end of year	$9.34		$11.11		$13.16		$13.56		$13.27
Total investment return	(4.09)%		13.63	%(a)	23.99	%(a)	6.03	%(a)	9.08	%(a)

Ratios/Supplemental Data:
Net investment income to average net assets	0.33%		0.37%		0.48%		0.61%		0.33%
Net expenses to average daily net assets	0.63	%(b)	0.60	%(b)	0.57%		0.57%		0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63	%(b)	0.63	%(b)	0.63%		0.63%		0.63%
Portfolio turnover rate	66%		118%		50%		65%		64%
Net assets at end of year (in 000s)	$301,260		$362,698		$358,862		$465,787		$465,641

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.

†	Computed using average shares outstanding throughout the year.

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Mercer US Small/Mid Cap Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year Ended 03/31/16		Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13		Year Ended 03/31/12

Net asset value at beginning of year	$12.23		$12.44		$11.94		$11.62		$12.49
Net investment loss†	(0.02)		(0.03)		(0.02)		(0.01)		(0.04)
Net realized and unrealized gain (loss) on investments	(1.28)		1.32		2.63		1.31		0.27

Total from investment operations	(1.30)		1.29		2.61		1.30		0.23
Less dividends and distributions:
From net investment income	—		—		—		(0.01)		—
From net realized gain on investments	(0.63)		(1.50)		(2.11)		(0.97)		(1.10)

Total dividends and distributions	(0.63)		(1.50)		(2.11)		(0.98)		(1.10)

Net asset value at end of year	$10.30		$12.23		$12.44		$11.94		$11.62
Total investment return	(10.78)%		11.11	%(a)	22.34	%(a)	12.11	%(a)	3.36	%(a)

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.18)%		(0.25)%		(0.17)%		(0.05)%		(0.36)%
Net expenses to average daily net assets	0.98	%(b)	0.98	%(b)	0.97%		0.96%		0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.98	%(b)	0.99	%(b)	0.99%		1.01%		1.01%
Portfolio turnover rate	68%		75%		67%		54%		95%
Net assets at end of year (in 000s)	$427,426		$470,893		$397,360		$442,080		$300,176

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.

†	Computed using average shares outstanding throughout the year.

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If you want more information about the Funds, the following documents are available free upon request:	Mercer Funds Mercer US Large Cap Equity Fund Mercer US Small/Mid Cap Equity Fund

Annual/Semi-Annual Reports

Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

Prospectus

You may discuss your questions about the Funds by contacting your plan administrator or recordkeeper or financial advisor. You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-887-0619 or visiting the Trust’s Web site, www.mercer.us/mutual-funds-on-offer.	June 27, 2016

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

•      For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

•      Free from the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

Mercer Funds Investment Company Act File No. 811-21732
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Mercer Funds

STATEMENT OF ADDITIONAL INFORMATION

June 27, 2016

Mercer Funds (the “Trust”), is an open-end management investment company that currently offers shares in seven separate and distinct series, representing separate portfolios of investments (each individually referred to as a “Fund,” and collectively referred to as the “Funds”). Each Fund has its own investment objective. Each Fund offers interests in four classes of shares: Class S, Class Y-1, Class Y-2, and Class Y-3. The two Funds and their respective ticker symbols included in this Statement of Additional Information are:

	Class S	Class Y-1	Class Y-2	Class Y-3

Mercer US Large Cap Equity Fund[1]	N/A	N/A	N/A	MLCGX

Mercer US Small/Mid Cap Equity Fund[2]	N/A	N/A	N/A	MSCGX

Mercer Investment Management, Inc. (the “Advisor”), serves as the investment advisor of the Funds.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read only in conjunction with the Funds’ current Prospectuses, each dated June 27, 2016. Portions of the Funds’ Annual Report to Shareholders are incorporated by reference into this SAI. A copy of the Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll free at 1-888-887-0619 or visiting the Trust’s website at www.mercer.us/mutual-funds-on-offer. Each Prospectus contains more complete information about the Funds. You should read it carefully before investing.

1 Effective June 27, 2016 Mercer US Large Cap Growth Equity Fund changed its name to Mercer US Large Cap Equity Fund.

2 Effective June 27, 2016 Mercer US Small/Mid Cap Growth Equity Fund changed its name to Mercer US Small/Mid Cap Equity Fund.

i

ii

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on March 11, 2005. The Trust currently offers shares in seven series, representing separate portfolios of investments. This Statement of Additional Information includes the information on the following two Funds: Mercer US Large Cap Equity Fund (formerly known as Mercer US Large Cap Growth Equity Fund) and Mercer US Small/Mid Cap Equity Fund (formerly known as Mercer US Small/Mid Cap Growth Equity Fund). Each Fund is currently authorized to offer four classes of shares: Class S shares, Class Y-1 shares, Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class Y-3 shares are together, the “Class Y Shares”). As of the date of this SAI, each Fund offers investments in Class Y-3 shares only.

Effective June 27, 2016, the Mercer US Large Cap Growth Equity Fund changed its name to the Mercer US Large Cap Equity Fund, changed its Subadvisors and revised its principal investment strategies in connection with the reorganization of the Mercer US Large Cap Value Equity Fund with and into the Mercer US Large Cap Growth Equity Fund.

Effective June 27, 2016, the Mercer US Small/Mid Cap Growth Equity Fund changed its name to the Mercer US Small/Mid Cap Equity Fund, changed its Subadvisors and revised its principal investment strategies in connection with the reorganization of the Mercer US Small/Mid Cap Value Equity Fund with and into the Mercer US Small/Mid Cap Growth Equity Fund.

Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

“1933 Act” shall mean the Securities Act of 1933, as amended.

“1940 Act” shall mean the Investment Company Act of 1940, as amended.

“Administrator” shall mean State Street Bank and Trust Company, which serves as the Funds’ administrator.

“Advisor” shall mean Mercer Investment Management, Inc., which serves as the Funds’ investment advisor.

“Board” shall mean the Board of Trustees of the Trust.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Custodian” shall mean State Street Bank and Trust Company, which serves as the Funds’ custodian.

“Distributor” shall mean MGI Funds Distributors, LLC, which serves as the Trust’s principal underwriter.

“Funds” shall mean the Mercer US Large Cap Equity Fund and Mercer US Small/Mid Cap Equity Fund.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“S&P” shall mean Standard & Poor’s Ratings Group.

“Subadvisor” shall mean a subadvisor to a Fund.

“Trust” shall mean the Mercer Funds, an open-end management investment company registered under the 1940 Act.

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INVESTMENT STRATEGIES

In addition to the securities and financial instruments described in the Funds’ Prospectuses, the Funds are authorized to employ certain other investment strategies and to invest in certain other types of securities and financial instruments, as described below. Not every Fund will utilize all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

ALL FUNDS

Borrowing

A Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Fund also may borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. Government and its agencies and instrumentalities, and banks and finance companies.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute “cash or cash equivalents” for tax diversification purposes under the Code). When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

Convertible Securities

Each Fund may invest in convertible securities that generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock). The market value of convertible securities tends to vary inversely with the level of interest rates: the value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.

The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the

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case of preferred stock and convertible preferred stock, the holder’s claim on assets and earnings are subordinated to the claims of all creditors, but are senior to the claims of common shareholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations generally are rated below other obligations of the company, and many convertible securities either are rated below investment grade or are not rated. See “Lower Rated Debt Securities” in this SAI.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents, or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds may participate in a securities lending program under which the Custodian is authorized to lend Fund portfolio securities to qualified institutional investors that post appropriate collateral. The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized in accordance with the provisions of Rule 5b-3 under the 1940 Act. The collateral will be marked-to-market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Subadvisor will monitor the value of the collateral. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Fund also may incur disposition costs in connection with liquidating the securities.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, a Fund’s Subadvisor will earmark or direct the Custodian to designate cash, U.S. government securities, equity securities, and/or investment and non-investment grade debt securities as segregated assets on the Fund’s records or the Custodian’s records in an amount equal to the Fund’s

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obligations under the transaction. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts, dollar rolls or other derivative transactions, a Fund’s Subadvisor will earmark or cause the Custodian to designate on the Fund’s records or the Custodian’s records cash, U.S. government securities, or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities earmarked or designated as segregated on a Fund’s records, or by the Custodian on its records, are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, swap options (sometimes referred to as “swaptions”), and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swap option than the Fund will incur when it purchases a swap option. When a Fund purchases a swap option, the Fund’s risk of loss is limited to the amount of the premium the Fund has paid should it decide to let the swap option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. Certain standardized swaps, including certain interest rate and credit default swaps, are subject to mandatory clearing, and more are expected to be in the future.

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The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Clearing may subject the Fund to increased costs or margin requirements.

Whether a Fund’s use of swaps will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. The Funds will enter into swap only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to an uncleared swap, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap counterparty will be able to meet its obligations pursuant to a swap or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadvisor that enters into the swap will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps are bilateral contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swaps may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor and/or Subadvisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

A Fund also may enter into credit default swaps. The credit default swaps may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises, and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default

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swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will enter into credit default swaps only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps (or other swaps, to the extent applicable) in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps (or other swaps, to the extent applicable) in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Like most other investments, swaps are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

In response to turmoil in the financial markets and other market events, federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in July 2010. Among other things, the Dodd-Frank Act set forth a new regulatory framework for certain over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants will be regulated as swap dealers or major swap participants, and are, or will be subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements will be implemented primarily through rules and regulations to be adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). There is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

As discussed above, as of the date of this SAI, central clearing is only required for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a portfolio’s ability to enter into swaps in the OTC market. These developments could

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cause a portfolio to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are completely implemented, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Funds, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants, and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The legislation and rules to be promulgated may exert a negative effect on a Fund’s ability to meet its investment objective, either through limits or requirements imposed on the Fund or its counterparties. Specifically, new position limits imposed on a Fund or its counterparties may affect that Fund’s ability to invest in futures, options, and swaps in a manner consistent with the Fund’s investment objective and strategies. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the ability of the Funds to buy or sell OTC derivatives.

The Advisor has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5, and the Advisor is exempt from registration as a “commodity trading advisor” with respect to the Funds. Accordingly, the Advisor is not subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Funds. The Funds are also not subject to registration or regulation as commodity pool operators.

The terms of CFTC Regulation 4.5 require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include futures, commodity options and swaps, which in turn include non-deliverable currency forwards. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Advisor’s or Funds’ reliance on these exclusions, the Funds’ investment strategies, Prospectus or SAI.

Generally, CFTC Regulation 4.5 requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Advisor would be subject to regulation as a commodity pool operator with respect to the Fund. In that case, the Advisor and the Fund would need to comply with all applicable CFTC disclosure, reporting, operational, and other regulations, which could increase Fund expenses.

Futures

A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices, and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

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When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. A Fund also may effect futures transactions through futures commission merchants that are affiliated with the Advisor, a Subadvisor, or the Fund in accordance with procedures adopted by the Board.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during, a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts generally provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

A Fund may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest, or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund’s portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts, or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates that would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value that the Fund has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund has insufficient cash, the Fund may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

A Fund may purchase and write call or put options on foreign or U.S. securities and indices and enter into related closing transactions. A Fund also may purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

A Fund may invest in options that either are listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities. A Fund will only invest in such options to the extent consistent with its 15% limitation on investments in illiquid securities.

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Purchasing Call Options—A Fund may purchase call options on securities. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter its portfolio characteristics and modify its portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund generally will purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Covered Call Writing—A Fund may write covered call options from time to time on such portions of its portfolio, without limit, as a Subadvisor determines is appropriate in seeking to achieve the Fund’s investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions ordinarily will be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss also may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. If a call option is exercised, a Fund will realize a gain

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or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security, plus the amount of the premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Custodian.

Purchasing Put Options—A Fund also may purchase put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options, at the discretion of the Subadvisors, in order to protect against declines in the market values of the underlying securities below the exercise prices less the premiums paid for the options (“protective puts”). The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

A Fund may sell a put option purchased on individual portfolio securities. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates the Fund’s position by selling an option of the same series as the option previously purchased.

Writing Put Options—A Fund also may write put options on a secured basis, which means that the Custodian will maintain a Fund’s Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market prices of the securities covered by the put option written by the Fund. Secured put options generally will be written in circumstances where a Subadvisor wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after the Fund has been notified of the exercise of the option.

Index Options

A Fund may purchase exchange-listed call options on stock and fixed income indices, and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund also may purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase, pending its ability to invest in such securities.

In addition, a Fund may purchase put options on stock and fixed income indices, and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its

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fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in value of heavily weighted industries in the Fund’s portfolio. Put options on stock and fixed income indices also may be used to protect a Fund’s investments in the case of one or more major redemptions.

A Fund also may write (sell) put and call options on stock and fixed income indices. While the option is open, a Fund will maintain Segregated Assets with the Custodian in an amount equal to the market price of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars times a specified multiplier (the “multiplier”). The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund’s purchase of options on indices will subject it to the risks described below.

Because the value of an index option depends upon movements in the level of the index, rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to a Subadvisor’s ability to predict correctly the direction of movements in the market generally or in a particular industry or market segment. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted, causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options that it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, the Fund runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall “out-of-the-money,” a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Warrants

Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).

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Rule 144A and Illiquid Securities

A Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board has instructed each Subadvisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A for a Fund: (i) the security can be sold within seven days at approximately the same amount at which the security is valued by the Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period the security is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency, in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a “regular way” for the type of security at issue; and (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the 1940 Act, there is a sufficient market of “qualified purchasers” (as defined in the 1940 Act) to assure that the security will remain marketable throughout the period the security is expected to be held by the Fund. Though the Board delegates the day-to-day functions to the Subadvisors, the Board will continue to monitor, oversee, and periodically review the Subadvisors’ selections of Rule 144A securities, as well as the Subadvisors’ determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Such illiquidity might prevent the sale of such a security at a time when the Subadvisor might wish to sell. After the purchase of a security under Rule 144A, however, the Board and the Subadvisor will continue to monitor the liquidity of that security to ensure that the Fund has no more than 15% of its net assets invested in illiquid securities.

The lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that Fund could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund could be adversely affected.

A Fund will limit its investments in securities that the Fund is restricted from selling to the public without registration under the 1933 Act and other illiquid securities to no more than 15% of the Fund’s net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to policies and procedures adopted by the Board.

If a Subadvisor determines that a security purchased for a Fund in reliance on Rule 144A that was previously determined to be liquid, is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed the Fund’s 15% limitation on investments in such securities, the Subadvisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets, which may include such Rule 144A securities. High yield securities are generally less liquid than other types of securities.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act and the rules, regulations, and exemptive orders thereunder. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with the investment company’s other shareholders, the Fund’s pro rata portion of the

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investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund would bear in connection with its own operations.

Exchange-Traded Funds (“ETFs”)

Subject to the limitations on investment in investment company securities and a Fund’s own investment objective, a Fund may invest in ETFs. An ETF is an investment company that generally trades on the New York Stock Exchange or another exchange and is designed to track or replicate a desired index, such as a sector, market, or global segment. ETFs may be passively managed or actively managed. An actively managed ETF is subject to management risk and may not achieve its objective if the ETF manager’s expectations regarding particular securities or markets are not met.

ETFs are subject to the risks of an investment in a broadly based portfolio of securities. These securities generally bear certain operational expenses. To the extent that a Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.

The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. Because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company that does not seek to track an index. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are exposed to the volatility and other financial risks relating to commodities investments. In addition, ETFs may trade at a discount from their net asset value which may increase investor risk. This risk may be greater for investors expecting to sell their shares in a relatively short period of time.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Issuer Location

A Fund considers a number of factors to determine whether an investment is tied to a particular country, including whether: the issuer is organized under the laws of, or maintain their principal places of business in, a particular country; the investment has its principal trading market in a particular country; the investment is issued or guaranteed by the government of a particular country, any of the government’s agencies, political subdivisions, or instrumentalities, or the central bank of such country; the investment is denominated in the currency issued by a particular country; the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a particular country or have at least 50% of their assets in a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

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Short Sales

A Fund may from time to time sell securities short. In the event that a Subadvisor anticipates that the price of a security will decline, the Fund may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short. Regulatory authorities in the United States or other countries may prohibit or restrict the ability of a Fund to fully implement its short selling strategy, either generally or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

When-Issued Securities

A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of a when-issued or forward delivery security may be more or less than the purchase price. The Trust and the Advisor do not believe that a Fund’s net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Custodian will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities. The Segregated Assets maintained by a Fund with respect to any when-issued or forward delivery securities shall be liquid, unencumbered, and marked-to-market daily, and such Segregated Assets shall be maintained in accordance with pertinent SEC positions.

Participation Notes

A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which generally is linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

Trust Preferred Securities (“TruPS”)

A Fund may invest in TruPS. TruPS are cumulative preferred stock, typically issued by banks and other financial institutions, the return of which generally is linked to the interest and/or principal payments of underlying subordinated debt, which typically has an initial maturity of at least 30 years and may be

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redeemed by the issuer after five years at a premium. Dividends are paid quarterly or semi-annually and may be deferred for at least five years without creating an event of default or acceleration. The Federal Reserve permits up to 25% of a bank holding company’s tier 1 capital to be in this form of security. As a result of the tax deductibility and treatment as tier 1 capital, TruPS have characteristics of both debt and equity.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations or the imposition of trade sanctions and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options, and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates. To the extent a Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political, and social conditions in those countries and the Fund may be subject to increased price volatility. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

Emerging Markets Investments

A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed above relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Emerging market debt securities may be more volatile, less liquid and more difficult to value than debt securities economically tied to developed foreign countries. If a Fund’s investments need to be liquidated quickly, the Fund could sustain significant transaction costs. Further, investing in emerging market debt securities may present a greater risk of loss resulting from problems in security registration and custody or substantial economic, social, or political disruptions. In addition, rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and any investing Funds could lose money.

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Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Structured Products

Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying securities. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and

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there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

Momentum Style Risk

Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy may suffer.

Forward Foreign Currency Contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the contract’s full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Fund’s custodian or a sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed by the Fund.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction. The Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies,

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including economic, political, and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage their exposure to changes in currency exchange rates. The Funds also may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the U.S. dollar price of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options, which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of the Fund’s portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates.

The Funds also may engage in options transactions for non-hedging purposes. A Fund may use options transactions to gain exposure to a currency when a Subadvisor believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration

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(or for additional cash consideration maintained as Segregated Assets by the Fund’s Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund’s Custodian.

With respect to writing put options, at the time the put is written, the Fund’s Custodian will maintain Segregated Assets in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put. The Segregated Assets will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

Equity Securities

Each Fund may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities (such as warrants or rights) that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts (together, “Depositary Receipts”). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States.

Depositary Receipts

A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs and GDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing, and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying

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properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. REITs also are subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed-rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain its exemption from registration under the 1940 Act. Finally, a Fund may invest in private REITs, which are not traded on a national securities exchange. As such, these products are generally illiquid. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Private Equity Investments in Public Equity

The Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. A Fund’s investments in PIPEs will be subject to the 15% limitation on investments in illiquid securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

RECENT MARKET DEVELOPMENTS

Recent events have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign markets have been experiencing increased volatility and turmoil, and it is uncertain whether or for how long these conditions will continue. In response, the U.S. Government and other governments have taken a number of unprecedented actions designed to support certain sovereign governments, financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

CYBERSECURITY RISK

With the increasing use of technology such as the Internet in connection with the Funds’ operations, the Funds will face greater operational, information security and related risks through cybersecurity breaches. A breach in cybersecurity refers to either an intentional or unintentional event that may cause the Funds to lose proprietary information, suffer data corruption, and/or lose operational capacity. Such events could cause the Funds to incur regulatory penalties, additional compliance costs associated with corrective measures, and/or financial loss. Such events also may cause disruptions to the Funds’ business operations, potentially resulting in: interference with a Fund’s ability to calculate its net asset value, impediments to trading, and the inability of Fund shareholders to transact business, among other things. Cybersecurity threats may result from unauthorized access to the Funds’ digital information systems (e.g.,

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through “hacking” or malicious software coding), and may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users).

In addition, because the Funds work closely with third-party service providers (e.g., the Funds’ administrator, custodian, distributor and subadvisors), cybersecurity breaches at such third-party service providers may subject the Funds to the same risks associated with direct cybersecurity breaches. The Funds may experience investment losses in the event of cybersecurity breaches at any of the issuers in which the Funds may invest. While the Funds have established business continuity plans in the event of, and implemented risk management and information security systems and software designed to prevent, a cybersecurity breach, there are inherent limitations in such plans and systems and there can be no assurance that such measures will succeed.

OTHER INVESTMENTS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

(i)	Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

(ii)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(iii)	Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices, or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)	Issue securities senior to the Fund’s presently authorized shares of beneficial interest, to the extent such issuance would violate applicable law;

(v)	Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

(vi)	Borrow money to the extent such borrowing would violate applicable law;
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(vii)	Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies, or securities of other investment companies); and

(viii)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

For purposes of calculating industry concentration, a Fund considers both the borrower and institutional seller of a loan participation to be the “issuers” of such loan participation.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. The address of the executive officers of the Trust, other than Mr. Nuzum is 99 High Street, Boston, Massachusetts 02110. The address of Mr. Nuzum is 1166 Avenue of the Americas, New York, New York 10036.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (72)	Chairperson and Trustee	Chairperson since 2016; Trustee since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of BG Medicine, Inc., and Cara Therapeutics, Inc. and a Trustee of BofA Funds Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 N. Wacker Drive Suite 2160 Chicago, IL 60606 (57)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	7	Ms. Cepeda is a director or trustee of: The UBS Funds (19 portfolios); UBS Relationship Funds (25 portfolios); Fort Dearborn Income Securities, Inc. (1 portfolio); SMA Relationship Trust (5 portfolios); Consulting Group Capital Markets Funds (11 portfolios); and Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (67)	Trustee	Trustee since 2009	Ms. Schneider is a self-employed consultant since 2007.	7	None

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Interested Trustee

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Richard L. Nuzum** (47)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is North America’s Business Leader of Mercer’s Investment Management Business since 2011. Prior to 2011, he was Global Business Leader of Mercer’s Investment Management Business.	7	Mr. Nuzum is a Director of Mercer Trust Company and a director of Mercer Investment Management, Inc.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Nuzum is considered to be an “interested person,” as defined in the 1940 Act, of the Trust due to his relationship with the Advisor.
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Officers

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard S. Joseph (50)	Vice President	Since 2005	Mr. Joseph is Vice President and Head of the US Mercer Delegated Solutions of Mercer Investment Management, Inc. since December 2015, prior to December 2015 he was Chief Operating Officer of Mercer Investment Management, Inc. since 2005.

Janice Desmond (64)	Treasurer, and Chief Financial Officer	Since 2015	Ms. Desmond is a CPA in MA and has served as Head of Fund Administration for Mercer Investment Management, Inc. since 2010.

Jeremiah France (45)	Vice President, Assistant Treasurer	Since 2015 Since 2005	Mr. France is a partner and COO of North American Investments at Mercer Investment Management, Inc. since 2005.

Scott M. Zoltowski (46)	Vice President, Chief Legal Officer, and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel - Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC.

Colin Dean (38)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Senior Legal Counsel - Investments for Mercer Investment Management, Inc. and Mercer Investment Consulting LLC since 2010.

Stan Mavromates (54)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. Prior to 2012, he served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board (2005-2012).

Manny Weiss (66)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009.

John Johnson (49)	Vice President	Since 2015	Mr. Johnson is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2015. Prior to joining Mercer, he was a Fixed Income Portfolio Manager and Trader for Aberdeen Asset Management.
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Name and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Phay (48)	Vice President and Chief Compliance Officer	Since 2016	Mr. Phay is the Chief Risk and Compliance Officer - Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since March 2015. Mr. Phay most recently served in various compliance and legal positions for Commonfund, including Chief Compliance Officer (September 2011 – February 2015), Acting General Counsel (January 2015 – February 2015), and Associate General Counsel (July 2006 – December 2014).

Larry Vasquez (48)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012.

+	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Board Leadership Structure

The Board is responsible for supervising the management of the Trust. The Board currently consists of four Trustees, three of whom are not “interested persons” of the Trust or the Advisor, within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Chairperson of the Board is an Independent Trustee elected by a majority of the Trustees currently in office. As discussed below, the Board has two standing committees, an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Trustees. The Board believes its leadership structure, in which the Chairperson of the Board is not affiliated with the Advisor, is appropriate, in light of the services that the Advisor provides to the Trust and potential conflicts of interest that could arise from these relationships.

Qualifications of Trustees

In addition to the information about the Trustees provided in the table above, the following is a brief discussion of some of the specific experiences, qualifications, attributes, and/or skills of each Trustee that support the Board’s belief, as of the date of this SAI, that he or she should serve as a Trustee of the Trust. The Board believes that the significance of each Trustee’s experience, qualifications, attributes, or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another Trustee) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that the Trustees need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Trust management, service providers, and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that the Trustees satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies, or significant private or not-for-profit entities or other

25

organizations; and/or other life experiences. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Trustee nominees. To assist the Board in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Trust’s and the Advisor’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Harrison M. Bains, Jr. Mr. Bains has experience serving on the Board of the Trust as well as on the boards of other business organizations and investment companies. Mr. Bains has no relationships that would impair his independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Mr. Bains has substantial senior corporate financial management experience. Mr. Bains most recently has served as Vice President and Treasurer of Bristol-Myers Squibb Co., and previously served as a Senior Vice President and Treasurer of RJR Nabisco and as a Senior Vice President of Chase Manhattan.

Adela M. Cepeda. Ms. Cepeda has experience serving on the Board of the Trust as well as on the boards of other investment companies, businesses, and not-for-profit organizations. Ms. Cepeda has no relationships that would impair her independence to the Trust and has served as an Independent Trustee of the Trust since 2005. Ms. Cepeda has significant professional experience with financial transactions. Ms. Cepeda is Founder and President of A.C. Advisory, Inc., a municipal financial advisory firm, and previously chaired the Audit Committee of the board of Wyndham International, Inc.

Gail A. Schneider. Ms. Schneider has served as an Independent Trustee of the Trust since 2009, when she was nominated by the Independent Trustees, based on the recommendation of the Nominating and Corporate Governance Committee, and subsequently elected by shareholders of the Trust. Ms. Schneider’s experience has included serving on the boards of directors of several organizations throughout her career. Ms. Schneider worked for 20 years at JP Morgan Chase & Co., where she was an Executive Vice President. Most recently, Ms. Schneider has worked as a consultant, introducing positive psychology principles into the domains of business and education.

Richard L. Nuzum. Mr. Nuzum was appointed to the Board in 2010 upon the recommendation of the Nominating and Corporate Governance Committee to fill a vacancy on the Board, based on his qualifications and experience. Mr. Nuzum has served as the leader of Mercer’s Investment business in the US since 2012. Mr. Nuzum was President and Global Business Leader of Mercer’s Investments Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005 - 2008, and Asian Business Leader from 1997 through 2005. Mr. Nuzum also has served as country head with management responsibility for all of Mercer’s lines of business in Singapore, and a sub-regional leader across all of Mercer’s lines of business in Southeast Asia. Mr. Nuzum is a Chartered Financial Analyst and a member of the CFA Institute.

Additional information regarding the general characteristics considered by the Nominating and Corporate Governance Committee of the Board in recommending a Trustee, and any potential nominee to serve as Trustee, may be found below under “Board Committees.”

Board Committees

Mr. Bains, Ms. Cepeda, and Ms. Schneider sit on the Trust’s Audit Committee, and Ms. Cepeda serves as Chairperson of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and the internal control over financial reporting of the Trust and certain service providers; (ii) oversee the quality and integrity of each Fund’s financial statements and the independent audit(s) thereof; (iii) oversee or assist Board oversight of the Trust’s compliance with legal and regulatory requirements relating to the Trust’s accounting and

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financial reporting, internal control over financial reporting, and independent audits; (iv) approve, prior to appointment, the engagement of the Trust’s independent registered public accounting firm, and review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended March 31, 2016, the Audit Committee met two times.

Mr. Bains, Ms. Cepeda and Ms. Schneider sit on the Trust’s Nominating and Corporate Governance Committee. Mr. Bains serves as Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Trustees; (ii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iii) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments, and periodically review the responsibilities and need for all committees of the Board.

While the Nominating and Corporate Governance Committee is solely responsible for the recommendation of Trustee candidates, the Nominating and Corporate Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Corporate Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Mercer Investment Management, Inc., 99 High Street, Boston, MA 02110. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Nominating and Corporate Governance Committee.

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders), the Nominating and Corporate Governance Committee of the Board considers, among other factors that the Committee may deem appropriate and relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
•	whether or not the person has any relationships that might impair his or her independence in serving on the Board such as any business, financial, or family relationships with Trust management, the Advisor and the Subadvisors, Trust service providers, or their affiliates;
•	whether the nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of the Independent Trustees on the Board;
•	the person’s judgment, skill and experience with investment companies and other organizations of comparable purpose, complexity, and size and subject to similar legal restrictions and oversight;
•	whether or not the person serves on the boards of trustees, or is otherwise affiliated with, other financial service organizations or those organizations’ mutual fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public
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companies or significant private or not-for-profit entities or other organizations; and/or other life experiences; and
•	whether the Committee believes the person has the ability to exercise effective business judgment and would act in the best interests of the Trust and its shareholders.

The Nominating and Corporate Governance Committee also may establish specific requirements and/or additional factors to be considered for Board candidates as the Committee deems necessary or appropriate. During the fiscal year ended March 31, 2016, the Nominating and Corporate Governance Committee met one time.

Board’s Role in Risk Oversight

The Board does not have a direct role in the day-to-day risk management of the Trust. Rather, the Board’s role in the management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Advisor, its affiliates, and the Subadvisors, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk, and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Trust’s service providers, including the Advisor’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Advisor’s Chief Compliance Officer, and the Subadvisors’ portfolio management personnel. The Audit Committee, which oversees the financial reporting of the Trust and its service providers, meets in scheduled meetings with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer, with which the Audit Committee Chairman maintains contact between Committee meetings. The Board also receives periodic presentations from senior personnel of the Advisor, or its affiliates, and the Subadvisors regarding risk management generally, as well as periodic presentations regarding specific operational, compliance, or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research, and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and other service providers to the Funds have adopted a variety of policies, procedures, and controls designed to address particular risks to the Funds. Different processes, procedures, and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Trust. The Board also receives reports from counsel to the Trust or counsel to the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

TRUSTEES’ OWNERSHIP OF FUND SHARES

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each Trustee as of December 31, 2015:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Independent Trustees

Harrison M. Bains, Jr.	None	None
Adela M. Cepeda	None	None
Gail A. Schneider	None	None

Interested Trustee

Richard L. Nuzum	None	None
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As of March 31, 2016, the Trustees did not own any securities issued by the Advisor, the Distributor, or a Subadvisor, or any company controlling, controlled by, or under common control with the Advisor, the Distributor, or a Subadvisor.

TRUSTEES’ COMPENSATION

The following table sets forth the compensation earned by the Trustees for the Trust’s fiscal year ended March 31, 2016:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees

Harrison M. Bains, Jr.	$123,000	None	$123,000
Adela M. Cepeda	$122,000	None	$122,000
Gail A. Schneider	$125,250	None	$125,250

Interested Trustee

Richard L. Nuzum	None	None	None

No officer of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust. For the current fiscal year, the Trust pays each Independent Trustee an annual retainer of $75,000. In addition, the Trust pays the Chairperson of the Board $20,000 per year, the Chairperson of the Nominating and Corporate Governance Committee $8,000 per year, and the Chairperson of the Audit Committee $10,000 per year. The Trust also pays each Independent Trustee $7,000 per regular in-person Board meeting attended, $4,000 per ad-hoc in-person Board meeting attended, and $1,500 per ad-hoc telephonic Board meeting attended. Each member of the Audit Committee and the Nominating and Corporate Governance Committee additionally receives $4,000 and $2,000, respectively, per Committee meeting attended. The Trust also reimburses each Trustee for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the 1940 Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust.

As of May 31, 2016, the Trustees and officers of the Trust, as a group, did not own 1% or more of any class of equity securities of any of the Funds.

As of May 31, 2016, the persons listed in the table below owned, beneficially or of record, 5% or more of a class of equity securities of the respective Funds. The address for each of the principal holders identified below is: Attn: Jeremy France, 99 High Street, Boston, Massachusetts 02110.

Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer US Large Cap Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Large Cap Growth Equity Portfolio	27,367,692.190	92.12%

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Fund/Class of Shares	Principal Holders of Securities	Number of Shares Held	Percentage of the Outstanding Shares of the Class
Mercer US Large Cap Equity Fund Class Y-3	Mercer Global Investments FBO Mercer Canada US Large Cap Growth Fund	2,030,233.934	6.83%

Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Collective Trust: Mercer US Small Mid Cap Growth Equity Portfolio	35,808,651.117	84.01%

Mercer US Small/Mid Cap Equity Fund Class Y-3	Mercer Phoenix Investment Portfolio	2,252,931.954	5.29%

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Investment Management, Inc. a Delaware corporation located at 99 High Street, Boston, Massachusetts 02110, serves as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a global professional services firm, organized as a Delaware corporation. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) with the SEC.

The Advisor provides investment advisory services to each Fund pursuant to the Investment Management Agreement, as amended, dated July 1, 2014, between the Trust and the Advisor (the “Management Agreement”). Pursuant to the Management Agreement, the Trust employs the Advisor generally to manage the investment and reinvestment of the assets of the Funds. In so doing, the Advisor may hire one or more Subadvisors for each Fund to carry out the investment program of the Fund (subject to the approval of the Board). The Advisor continuously monitors each Subadvisor’s management of the relevant Funds’ investment operations in accordance with the investment objectives and related policies of the relevant Funds, and, (where appropriate) administers the investment programs of the Funds. The Advisor furnishes periodic reports to the Board regarding the investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses: the maintenance of its corporate existence; the maintenance of its books, records, and procedures; dealing with shareholders of the Funds; the payment of dividends; transfer of stock, including issuance, redemption, and repurchase of shares; preparation and filing of such forms as may be required by the various jurisdictions in which the Funds’ shares may be sold; preparation, printing, and mailing of reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and state and federal registration fees.

Pursuant to the Management Agreement, each Fund pays the Advisor a fee for managing the Fund’s investments that is calculated as a percentage of the Fund’s assets under management. The table below provides the total advisory fee payable by each Fund:

	Investment Advisory Fee* On Net Assets
Funds	Assets up to $750 million	Assets in excess of $750 million
Mercer US Large Cap Equity Fund**	0.53%	0.51%

Mercer US Small/Mid Cap Equity Fund	0.90%	0.88%
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*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.

**	As of the effective date of this SAI, the Fund pays the Advisor a management fee equal to 0.53% on the first $750 million of assets of the Fund and 0.51% on all assets in excess of $750 million

Pursuant to an expense reimbursement agreement between the Trust, on behalf of the Funds which expired effective June 30, 2014, the Advisor is entitled to recapture any fees the Advisor waived and Fund expenses that the Advisor reimbursed for a period of three years following such fee waivers and expense reimbursements.

For the prior three fiscal years, each Fund accrued and paid to the Advisor the following investment advisory fees:

Fiscal year ended March 31, 2014

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver/Recapture
Mercer US Large Cap Equity Fund	$2,238,991	$2,004,257
Mercer US Small/Mid Cap Equity Fund	$3,690,903	$3,647,916

Fiscal year ended March 31, 2015

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver
Mercer US Large Cap Equity Fund	$2,015,718	$1,934,050
Mercer US Small/Mid Cap Equity Fund	$3,858,237	$3,830,997

Fiscal year ended March 31, 2016

Funds	Gross Advisory Fees Earned by the Advisor	Net Advisory Fees Paid After Fee Waiver
Mercer US Large Cap Equity Fund	$1,977,278	$1,977,278
Mercer US Small/Mid Cap Equity Fund	$4,025,343	$4,025,343

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the past three 12-month periods ended July 31, 2015. The following amounts were available for recapture as of July 31, 2015:

	Expenses Reimbursed in
	the 12 Months Ended July 31,
	2013	2014	2015
	Subject to Recapture until
	July 31,
	2016	2017	2018
Mercer US Large Cap Equity Fund	$206,394	$248,632	$—
Mercer US Small/Mid Cap Equity Fund	$85,083	$54,175	$—
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Subadvisors and Portfolio Managers

The Advisor has entered into a Subadvisory Agreement with each Subadvisor. Each Subadvisor makes day-to-day investment decisions for the portion of assets of the particular Fund that are allocated to the Subadvisor.

The Advisor recommends one or more Subadvisors for each Fund to the Board based upon the Advisor’s continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Advisor does not expect to recommend frequent changes of Subadvisors.

The Subadvisors have discretion, subject to oversight by the Board and the Advisor, to purchase and sell portfolio assets, consistent with the Subadvisors’ respective Funds’ investment objectives, policies, and restrictions, and specific investment strategies developed by the Advisor.

Generally, no Subadvisor provides any services to any Fund except asset management and related administrative and recordkeeping services. However, a Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Subadvisors also provide investment management and/or subadvisory services to other mutual funds and also may manage other pooled investment vehicles or other private investment accounts. Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions are made for a Fund. Additional information about potential conflicts of interest regarding each Subadvisor is set forth in the Subadvisor’s Form ADV, which prospective shareholders should evaluate prior to purchasing Fund shares. A copy of Part 1 and Part 2 of the each Subadvisor’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). A copy of Part 2 of the Advisor’s Form ADV will be provided to shareholders or prospective shareholders upon request.

Information about each portfolio manager’s compensation and the other accounts managed by the portfolio manager is included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio managers owned any shares in any of the Funds.

AJO, LP (“AJO”), located at 230 South Broad St., 20th Floor, Philadelphia, PA 19102, serves as Subadvisor to the Mercer US Large Cap Equity Fund. AJO is wholly owned and operated by its seventeen active principals. AJO is an investment adviser registered with the SEC.

Brandywine Global Investment Management, LLC (“Brandywine”), located at 2929 Arch Street, Suite 800, Philadelphia, PA 19104, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Brandywine is an investment adviser registered with the SEC.

Columbia Management Investment Advisers, LLC (“Columbia”), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. Columbia is organized under the laws of the State of Minnesota. Columbia is a wholly-owned subsidiary

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of Ameriprise Financial, Inc., which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474.

GW&K Investment Management (“GWK”), located at 222 Berkeley St., Boston, MA 02116, serves as subadvisor to the Mercer US Small/Mid Cap Equity Fund. GWK is a Delaware limited liability company that is 75% owned by Affiliated Managers Group (AMG) and 25% owned by the firm’s nine partners. GWK is registered as an investment adviser under the Advisers Act.

HS Management Partners, LLC (“HSMP”), located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as a subadvisor to the Mercer US Large Cap Equity Fund. HSMP is a Delaware limited liability company that is 100% owned by its partners. HSMP is registered as an investment adviser under the Advisers Act.

Loomis, Sayles & Company, L.P., (“Loomis Sayles”), located at One Financial Center, 34th Floor, Boston, Massachusetts 02111 serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund. Loomis Sayles is a limited partnership whose general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles is registered as an investment adviser under the Advisers Act.

LSV Asset Management (“LSV”), located at 155 North Wacker Drive, Chicago, IL 60606, serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund. LSV is a partnership between LSV’s current and former employees and management team and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company. LSV is registered as an investment adviser under the Advisers Act.

NWQ Investment Management Company, LLC (“NWQ”), located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a Subadvisor to the Mercer US Small/Mid Cap Value Equity Fund. NWQ is a subsidiary of Nuveen Investments, Inc., which is an indirect separate operating subsidiary of Teachers Insurance and Annuity Association of America, a leading financial services provider, and an operating division of TIAA Global Asset Management (“TGAM”). NWQ is registered as an investment adviser under the Advisers Act.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), located at 6 Suburban Avenue, Stamford, Connecticut 06901, serves as a Subadvisor to the Mercer US Large Cap Equity Fund. O’Shaughnessy is 90% employee-owned. The Royal Bank of Canada is a minority stakeholder in the firm, owning a passive member interest. O’Shaughnessy is registered as an investment adviser under the Advisers Act.

Parametric Portfolio Associates (“Parametric”), headquartered at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Subadvisor to the Mercer US Large Cap Equity Fund and Mercer US Small/Mid Cap Equity Fund. Parametric is majority-owned by Eaton Vance Corp., a publicly traded company. Parametric is registered as an investment adviser under the Advisers Act.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts, 02111, serves as a Subadvisor to the Mercer US Small/Mid Cap Equity Fund. Westfield is 100% employee owned. Westfield is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

Administrative and Accounting Services. State Street Bank and Trust Company (the “Administrator”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, is the administrator of the Funds. The

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Funds pay the Administrator at the following annual contract rates of the Funds’ average daily net assets for external administrative services: Fund assets up to $20 billion, 1.75%, Fund assets in excess of $20 billion and not more than $25 billion, 1.70%, and Fund assets in excess of $25 billion, 1.60%. These external administrative services include fund accounting, daily and ongoing maintenance of certain Fund records, calculation of the Funds’ net asset values (the “NAVs”), and preparation of shareholder reports. The table below sets forth the total dollar amounts that each Fund paid to the Administrator for administrative services provided during the fiscal years ended March 31:

	2014	2015	2016
Mercer US Large Cap Equity Fund	$150,612	$99,667	$102,701

Mercer US Small/Mid Cap Equity Fund	$159,420	$190,145	$169,520

The Advisor provides certain internal administrative services to the Class S, Class Y-1, and Class Y-2 shares of the Funds, for which the Advisor is entitled to receive a fee of 0.15%, 0.10%, and 0.05% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, requests, and inquiries, and other communications with shareholders; assisting with exchanges and with the processing of purchases and redemptions of shares; preparing and disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing service providers (other than Subadvisors) to the Class S, Class Y-1, and Class Y-2 shares, including the transfer agent.

For the fiscal years ended March 31, 2014, 2015 and 2016, the Funds did not pay any fees to the Advisor for internal administrative services.

Custody Services. State Street Bank and Trust Company (the “Custodian”), located at 1 Heritage Drive, North Quincy, Massachusetts 02171, provides custody services for the securities and cash of the Funds. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made, plus a per transaction fee for transactions during the period. The Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal Underwriting Arrangements

MGI Funds Distributors, LLC (the “Distributor”), a Delaware limited liability company that is a wholly-owned subsidiary of Foreside Distributors, LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312, acts as the principal underwriter of each class of shares of the Funds pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Separate plans pertaining to the Class S shares and Class Y-1 shares of the Funds have been adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, the “Class S Plan” and the “Class Y-1 Plan,” and collectively, the “Plans”) to compensate persons who provide certain marketing services and shareholder services to shareholders of Class S shares and Class Y-1 shares.

Each Plan provides that each Fund shall pay to the Distributor, the Advisor, or their affiliates a fee in an amount or at a rate not to exceed 0.25% on an annual basis of the average daily net asset value of the Class S shares or Class Y-1 shares, as applicable. The Distributor and the Advisor shall use the fees paid to them under the Plans for marketing activities (“Marketing Services”), which may include, among other things, the preparation and distribution of advertisements, sales literature, and prospectuses and reports used for sales purposes, as well as compensation related to sales and marketing personnel and payments

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to dealers and others for marketing related services. The fees also may be used to compensate dealers and others that have entered into an agreement with the Distributor or the Advisor for Marketing Services that include attracting shareholders to Class S shares or Class Y-1 shares of a Fund, as applicable.

The fees also may be used to pay authorized persons (the “service providers”) who enter into agreements with the Distributor or the Advisor to provide services to shareholders. For purposes of each Plan, “service activities” include any personal services or account maintenance services, which may include but are not limited to: assisting beneficial shareholders with purchase, exchange, and redemption requests; activities in connection with the provision of personal, continuing services to investors in each Fund; receiving, aggregating, and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders and answering questions and handling correspondence from shareholders about their accounts; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services for Class Y-1 shares of a Fund held beneficially (in the case of the Class Y-1 Plan); forwarding shareholder communications to beneficial owners; receiving, tabulating, and transmitting proxies executed by beneficial owners; disseminating information about the Fund; and general account administration activities. A service provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with each Plan. The Class S Plan 12b-1 fee may be paid to unaffiliated mutual fund supermarkets that maintain investor accounts and provide shareholder servicing and recordkeeping services for holders of Class S shares.

There is no distribution plan with respect to the Funds’ Class Y-2 shares and Class Y-3 shares, and the Funds pay no distribution fees with respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended March 31, 2016, no payments were made pursuant to the Class S and Class Y-1 Plans.

Transfer Agency Services

State Street Bank and Trust Company, located at 1 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Trust’s transfer agent (the “Transfer Agent”). With respect to any sub-transfer agent payments that may be made, the Class S, Class Y-1, and Class Y-2 shares of the Funds would incur a fee of 0.10% of the average daily net assets of the Class S, Class Y-1, and Class Y-2 shares of such Fund, respectively.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Trust.

Legal Counsel

Dechert LLP, Washington, DC, is legal counsel to the Trust. Stroock & Stroock & Lavan LLP, New York, New York, is legal counsel to the Independent Trustees.

Codes of Ethics

The Trust, the Advisor, the Distributor and each Subadvisor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics apply to the personal investing activities of access persons, as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the

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purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, to pre-clear securities transactions. Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the responsibility to vote proxies with respect to the portfolio securities held by the Funds. The Advisor, in turn, has delegated to each Subadvisor the responsibility to vote proxies with respect to portfolio securities held by the portion of a Fund that the Subadvisor advises. The Advisor and each Subadvisor have adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which the Advisor has discretionary authority. You may obtain information regarding how the Advisor and the Subadvisors voted proxies on behalf of the Funds relating to portfolio securities during the most recent 12-month (or shorter, as applicable) period ended June 30 (i) without charge, upon request; (ii) through the following web site: http://vds.issproxy.com/SearchPage.php/CustomerID=2845; and (iii) on the SEC’s Web site at http://www.sec.gov or the EDGAR database on the SEC’s Web site. Appendix B to this SAI contains the proxy voting policies (or summaries thereof) of the Advisor and each Subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the Subadvisor(s) in a manner consistent with the Fund’s investment objective, strategies, policies, and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, and subject to the oversight of the Advisor, the Subadvisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Subadvisors will seek to obtain the best net results, taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

The Advisor, from time to time, may execute trades with certain unaffiliated third-party brokers in connection with the transition of the securities and other assets included in a Fund’s portfolio when there is a change in Subadvisors for the Fund or a reallocation of assets among the Fund’s Subadvisors. An unaffiliated third-party broker selected by the Advisor or the relevant Subadvisor provides execution and clearing services with respect to such trades, as well as transition management support services, and is compensated for such services out of the commissions paid on the trades. All such transactions effected using a transition broker must be accomplished in a manner that is consistent with the Trust’s policy to achieve best net results, and must comply with the Trust’s procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Subadvisors deal directly with the dealers who make markets in these securities, unless better prices and execution are available elsewhere. The Subadvisors negotiate commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Subadvisors generally seek reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

The table below sets forth the total dollar amounts of brokerage commissions paid by each Fund during the fiscal years ended March 31:

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	2014	2015	2016
Mercer US Large Cap Equity Fund	$223,342	$245,306	$179,874

Mercer US Small/Mid Cap Equity Fund	$462,086	$452,895	$465,293

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Subadvisors. The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both oral and in writing, as to the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among Subadvisors and the suitability of Subadvisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or a Subadvisor, the Advisor or Subadvisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a Subadvisor effects securities transactions for a Fund may be used by the Advisor or Subadvisor in servicing all of its accounts. In addition, the Advisor or the Subadvisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The table below sets forth the total dollar amounts of transactions and related commissions paid by each Fund during the fiscal year ended March 31, 2016 for transactions directed to a broker because of research or services provided by that broker:

Funds	Amount of Transactions	Commissions Paid
Mercer US Large Cap Equity Fund	$434,920,198	$163,125

Mercer US Small/Mid Cap Equity Fund	$76,263,468	$64,330

The same security may be suitable for a Fund, another fund, or other private accounts managed by the Advisor or a Subadvisor. Each Subadvisor has adopted policies that are designed to ensure that when a Fund and one or more other accounts of the Subadvisor simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the other accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

For the fiscal year ended March 31, 2016, each Fund acquired securities of the regular brokers or dealers with which the Fund effected transactions, or the parent companies of such brokers or dealers, as described in the table below.

Fund	Broker or Dealer	Value of Securities
Mercer US Large Cap Equity Fund	State Street Bank & Trust Co.	$20,180,329
Mercer US Small/Mid Cap Equity Fund	State Street Bank & Trust Co.	$54,999,181

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the

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Fund’s investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund’s investment objective.

Except as otherwise provided in the Prospectuses, the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover for each Fund shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year, and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and ultimately by the Fund’s shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. The table below sets forth the annualized portfolio turnover rate for each Fund for the fiscal years ended March 31, 2014, 2015 and 2016:

	2014	2015	2016
Mercer US Large Cap Equity Fund	50%	118%	66%
Mercer US Small/Mid Cap Equity Fund	67%	75%	68%

Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio Holdings Disclosure Policy (the “Policy”) to govern disclosure of information relating to the Funds’ portfolio holdings (“Portfolio Holdings”), and to prevent the misuse of material, non-public information, including Portfolio Holdings. Generally, the Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders, whether individual or institutional, must be treated in the same manner, as it relates to the disclosure of Portfolio Holdings. In all cases, the Advisor’s Chief Compliance Officer (or his designee) is responsible for authorizing the disclosure of a Fund’s Portfolio Holdings and the Funds do not accept compensation or consideration of any sort in return for the preferential release of Portfolio Holdings information. Any such disclosure is done only if consistent with the anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the Funds. In accordance with the Policy, the Trust’s Chief Compliance Officer must consider whether the disclosure of Portfolio Holdings (1) is in the best interests of the Funds’ shareholders, and (2) presents any conflicts of interest between the Funds’ shareholders, on the one hand, and those of the Advisor, the principal underwriter, or any affiliated person thereof, on the other. The Trust’s Chief Compliance Officer shall consult, if necessary, with counsel regarding any potential conflicts.

In accordance with the Policy, each Fund will disclose its Portfolio Holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund’s Portfolio Holdings with the SEC semi-annually on Form N-CSR, and following the Fund’s first and third fiscal quarters on Form N-Q. These filings are available to the public through the EDGAR Database on the SEC’s Internet Web site at: http://www.sec.gov.

The Policy provides that a Fund’s Portfolio Holdings information may be released to selected third parties, such as fund rating agencies, information exchange subscribers (and any clients of information exchange subscribers that request Portfolio Holdings information), consultants and analysts, and portfolio analytics providers, only when there is a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement. A Fund’s Portfolio

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Holdings information may also be released to a Fund shareholder redeeming securities in-kind (up to seven days prior to making the redemption request).

Pursuant to the Policy, complete Portfolio Holdings information may be released to rating agencies on a monthly basis, no earlier than fifteen days following month-end. The Funds may publish “Portfolio Compositions” on their Web site on a monthly basis, with at least a fifteen day lag. This information may include Top Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary service providers that have a legitimate business need for such information, including, but not limited to, the Custodian, Administrator, proxy voting vendor, and independent registered public accounting firm. The Trust’s service agreements with each of these entities mandate the confidential treatment (including appropriate limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds’ Portfolio Holdings—other than through an SEC filing or Web site posting—must come from the Advisor’s Chief Compliance Officer, the Trust’s Chief Compliance Officer, or a designee of the Trust’s Chief Compliance Officer. Any requests for Portfolio Holdings information that fall outside the Policy must be pre-approved, in writing, by the Advisor’s Compliance Department, following consultation, if necessary, with the Trust’s Chief Compliance Officer or outside counsel. The Advisor’s Compliance Department maintains a log of all ad-hoc Portfolio Holdings information that is released. This log is provided to the Trust’s Chief Compliance Officer and the Board, for review and monitoring of compliance with the Policy. The Board periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust is authorized to offer four classes of shares for each Fund: Class S, Class Y-1, Class Y-2, and Class Y-3. Additional classes of shares may be offered in the future. Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value.

The shares of beneficial interest represent an equal proportionate interest in the assets and liabilities of the applicable Fund and have identical voting, dividend, redemption, liquidation, and other rights and preferences as the other classes of the Fund, except that only holders of Class S shares may vote on any matter affecting the Class S shares. Similarly, only holders of Class Y-1, Y-2, or Y-3 shares may vote on matters that affect only the Class Y-1, Y-2, or Y-3 shares, as applicable. No class may vote on matters that affect only another class.

Under Delaware law, the Trust is not required, and the Trust presently does not intend, to hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Trust’s investment management agreement, and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Fund into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual shareholders, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual shareholders; and (ii) when the Board has determined that the matter affects the interests of more than one Fund, then the shareholders of all such Funds shall be entitled to vote thereon. The

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Trustees also may determine that a matter affects only the interests of one or more classes of shares of a Fund, in which case any such matter shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional Exchange and Redemption Information. As discussed in the Prospectuses, eligible shares of a Fund may be exchanged for shares of the corresponding class of another Fund.

A Fund may suspend redemption privileges or postpone the date of payment during any period: (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder’s cost, depending on the market value of a Fund’s portfolio at the time.

A 2.00% redemption fee payable to the applicable Fund may apply to any shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is intended to offset the trading costs, market impact, and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or a Subadvisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market (“Nasdaq”) normally are valued at the Nasdaq Official Closing Price (“NOCP”); other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments that mature in 60 days or less, which are valued as described further below). Investments in investment companies are valued at their net asset value.

The Board has delegated its responsibility of valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair value of the security, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation may be used to value debt obligations with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value.

The application of fair value pricing represents a good faith determination based on specifically applied procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if

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the Fund were able to sell the security at approximately the time at which the Fund determines its NAV per share.

TAXATION

Distributions

The following supplements the information in the Prospectuses.

The policy of the Trust is to distribute substantially all of each Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will avoid a Fund incurring any material amounts of federal income or excise taxes.

Taxes

The following is a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of any Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

The discussion in this section is based on the provisions of the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to each Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and does not constitute tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Funds. Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that the Fund distributes to its shareholders.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

•	Distribution Requirement —the Fund must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the taxable year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived from the Fund’s business of investing in such stock, securities, or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of
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an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income for purposes of the Income Requirement foreign currency gains which are not directly related to a Fund’s principal business of investing in stock (or options or futures with respect to stock of securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.

Income and gain from certain commodity investments, such as gold and other precious metals, generally will not be qualifying income for purposes of the Income Requirement. Under an Internal Revenue Service revenue ruling, income from certain commodities-linked derivatives also is not considered qualifying income for purposes of the Income Requirement. For these reasons, a Fund must limit the extent to which it receives income from such commodity investments and commodity-linked derivatives to a maximum of 10% of its annual gross income.

A Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, the Fund will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that the Fund distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company.

If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if the Board determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term,

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rather than long-term, capital gains in contrast to a comparable fund with a low portfolio turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of a Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years (although losses incurred in a tax year of a Fund beginning before December 23, 2010, can only be carried forward eight taxable years of the Fund). The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. No Fund undertakes any obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from the use of such capital loss carryovers.

Deferral of Late Year Losses. For taxable years of a Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

(ii)	the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses, and losses resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

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Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. A Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, a Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If a Fund elects to retain its net capital gain, it is expected that a Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, a Fund must distribute, by December 31 of each year, an amount at least equal to the sum of: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year’s undistributed ordinary income and capital gain net income. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal excise tax, but can give no assurances that all such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of a Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. As discussed below, under certain circumstances, a Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Taxation of Fund Distributions. Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). A Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes a Fund’s net investment income from which dividends may be paid to you. Each Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in the stock of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Taxation of Fund Distributions—Qualified Dividend Income for Individuals” and “Taxation of Fund Distributions—Dividends-Received Deduction for Corporations”.

Distributions of Capital Gains. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the

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excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, if a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income may be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, shareholders must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by a Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the shareholder. Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund.

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A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than the Fund actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if the Fund makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund.

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including Build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper, and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations) generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

Sales, Exchanges, and Redemption of Fund Shares. Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held

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your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. Each Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. Each Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use a default cost basis method. The cost basis method a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Tax Shelter Reporting. Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long- or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those

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distribution requirements, a Fund may have to sell portfolio securities that the Fund otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements, and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund, minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by the Fund, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gain or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts, and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

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Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — U.S. Withholding Tax at the Source” below with respect to certain other tax aspects of investing in U.S. REITs.

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Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Also, a Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the Internal Revenue Service, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund may be treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives at least 90% of its income from certain qualifying sources, but less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

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Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, if a Fund invests in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding. By law, a Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,
●	certify that this number is correct,
●	certify that you are not subject to backup withholding, and
●	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the Internal Revenue Service instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S.

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tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. Non-U.S. investors generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income, and may be subject to estate tax with respect to their Fund shares. However, non-U.S. investors may not be subject to U.S. federal withholding tax on certain distributions derived from certain U.S. interest income and/or certain short-term capital gains earned by the Funds, to the extent designated by the Funds. There can be no assurance as to whether any of a Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by the Funds. Moreover, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as derived from such U.S. interest income or from such short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding when paid to non-U.S. shareholders.

Capital Gain Dividends. In general, a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return. Additionally, with respect to a non-U.S. investor that is treated as a corporation for U.S. federal income tax purposes, such dividends and gains realized may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by certain RICs received from U.S. REITs

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Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, each Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The Funds are also required to withhold U.S. tax (at a 30% rate) on payments of dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Internal Revenue Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to determine whether such withholding is required

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Funds for the fiscal year ended March 31, 2016, as set forth in the Funds’ annual report to shareholders, including the report of the Funds’

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independent registered public accounting firm, are incorporated by reference into this SAI. A shareholder may obtain a copy of the annual report at no charge by calling 1-888-887-0619.

CALCULATION OF PERFORMANCE DATA

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds’ total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The principal value of an investment in a Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund’s calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

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APPENDIX A

CORPORATE DEBT RATINGS

Moody’s Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor’s Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A-1

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-2

APPENDIX B

PROXY VOTING POLICIES

Below are the proxy voting policies (or summaries thereof) of the Advisor and the Subadvisors:

Mercer Investment Management, Inc.

Mercer Funds

Proxy Voting Policy

Mercer Investment Management, Inc. (“Mercer”) retains highly qualified subadvisors to manage client accounts, including the Mercer Funds (“Funds”). These managers have detailed knowledge of the investments they make on behalf of these clients and Funds and are therefore in a position to judge what is in the best interests of the clients and Funds as shareholder. With respect to the Funds, Mercer, as the Funds’ advisor, recommends and monitors subadvisors for the Funds, and therefore the Funds’ Board of Trustees believes it is in the best interest of Fund shareholders for the Funds to adopt the proxy voting policies of Mercer, as described below.

Mercer believes that voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility, and to that end, Mercer delegates this responsibility to Fund subadvisors.

Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, Mercer expects subadvisors to vote based on the premise that board members of companies in which they have invested client assets should act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying Mercer’s voting policy are four fundamental objectives:

●	Mercer expects subadvisors to seek to act in the best financial interests of Mercer clients and Fund shareholders, as applicable, to protect and enhance the long-term value of their investments;
●	In order to do this effectively, Mercer expects subadvisors to aim to utilize the full weight of Mercer client or Fund shareholdings in ensuring that their views have maximum impact in every vote;
●	Mercer expects subadvisors to have a strong commercial interest in ensuring that the companies in which they invest client and Fund assets are successful and to actively pursue this interest by promoting best practice in the boardroom; and
●	Mercer expects subadvisors to have appropriate procedures in place to deal with conflicts of interest in voting proxies; to that end, Mercer will not instruct subadvisors how to vote proxies.

Mercer has implemented this Policy in order to support and encourage subadvisors to exercise sound corporate governance practice when voting proxies. Mercer will require all subadvisors to provide to it their proxy policies; any revisions thereto must be provided to Mercer as soon as is practicable, and as part of the periodic compliance due diligence process (see “Mercer Subadvisory Due Diligence Procedures”). Mercer will ensure that the Funds’ Board of Trustees receives copies of subadvisors’ proxy policies, or summaries thereof, and Mercer Legal and/or Compliance personnel will review each subadvisor’s proxy voting policy as part of that review process.

Proxies that are inadvertently delivered to Mercer rather than to a subadvisor will be sent immediately to the appropriate contact at that subadvisor. Additionally, Mercer personnel will follow up with the subadvisor contact to ensure receipt.

B-1

Conflicts of Interest

Mercer and each of its subadvisors have respectively adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients (including the Mercer Funds). Nonetheless, from time to time, a proxy proposal may involve an apparent conflict between the interests of Mercer’s or its subadvisors’ clients and the interests of Mercer, its subadvisors or any affiliated person of Mercer. As described above, Mercer expects each subadvisor to have in place policies and procedures designed to address conflicts of interest in the proxy voting process. In the unlikely event that Mercer votes a proxy related to a client or Fund holding, in reviewing these proxies to identify any potential material conflicts between the interests of Mercer and affiliated persons and those of its clients, Mercer will consider:

1.	Whether Mercer, its subadvisors and affiliated persons have an economic incentive to vote in a manner that is not consistent with the best interests of Mercer’s clients. For example, Mercer may have an economic incentive to vote in a manner that would please corporate management if Mercer or an affiliate were in the process of seeking a client relationship with a company and wanted that company’s corporate management to direct business to Mercer. Such business could include, among other things, managing company retirement plans or serving as consultant for the company and its pension plans;

2.	Whether there are any existing business or personal (including familial) relationships between an Mercer employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or

3.	Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client of Mercer.

Form N-PX — Reporting

Pursuant to Section 30 of the Investment Company Act of 1940, the Funds must file their complete proxy voting record with the SEC on Form N-PX not later than August 31 of each year for the most recent twelve-month period ended June 30. Mercer has delegated the gathering of this information from the Fund’s subadvisors to a proxy voting vendor. The vendor shall both file Form N-PX with the SEC and provide the required Web site to which Mercer may link its internet site in order to make such information available to Mercer Funds shareholders.

Other Reporting

Clients other than the Funds and their shareholders may obtain information about how their proxies were voted by contacting Mercer. Availability of proxy voting reports shall be described in Mercer’s Form ADV, Part 2a.

Delegation

Nothing in this policy shall be interpreted to prevent Mercer’s and/or the Funds’ Chief Compliance Officer (“CCO”) from relying upon work performed, and reports written, by persons under the CCO’s supervision, provided the CCO determines that such delegation is appropriate.

Questions and Exceptions

Any questions regarding this policy should be raised with Mercer’s Compliance department, and any exceptions thereto must be approved, in writing, by Mercer’s and/or the Funds’ CCO.

B-2

AJO, LP (“AJO”)

Proxy Voting Policy

Effective August 18, 2015

Overview

AJO exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and with the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and will generally vote proxies in accordance with the recommendations AJO receives from these services. AJO has procedures in place to ensure the advice received is impartial and in the best interests of clients. AJO votes each proxy individually and on rare occasions will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).

AJO understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, AJO will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which AJO may be unable to vote a proxy or may chose not to vote a proxy, such as where: (i) a proxy ballot is not received from the custodian bank; (ii) a meeting notice is received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if AJO votes a proxy, or where AJO is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to effective powers of attorney; (v) AJO holds shares on the record date but sells them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) AJO believes it is not in the best interest of the client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

B-3

In some foreign jurisdictions, even if AJO uses reasonable efforts to vote a proxy on behalf of its clients, such vote or proxy may be rejected because of (i) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (ii) changes in the process or agenda for the meeting by the issuer for which AJO does not have sufficient notice; or (iii) the exercise by the issuer of its discretion to reject the vote of AJO. In addition, despite the best efforts of AJO and its agents, there may be situations where AJO’s votes are not received, or are not properly tabulated, by an issuer or the issuer’s agent.

B-4

Conflicts of Interest

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination, the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service.

Record-Keeping

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document-filing and -retention system.

Vote Disclosure

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling AJO collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

B-5

Brandywine Global Investment Management, LLC
Proxy Voting

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

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In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.	Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that
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such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1. With the exceptrion of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d.	disclosing the conflict to clients and obtaining their consent before voting;

e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or

f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share

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blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

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Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.
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All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

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Appendix A
Proxy Voting Guidelines

Brandywine Global Fundamental Equities Portfolio Management Team

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.	We vote for measures that give shareholders a vote on executive compensation.

D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E.	We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

II.	Governance

A.	We vote for cumulative shareholder voting.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C.	We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III.	Anti-Takeover

We vote against anti-takeover measures:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
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D.	Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.	Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.

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PROXY VOTING POLICY (SUMMARY)

DECEMBER 2013

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved. 1

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Policy Summary

Columbia Management Investment Advisers, LLC (CMIA) has adopted and implemented the Proxy Voting Policy (the “Policy”), which it believes is reasonably designed to:

▪	Ensure that proxies are voted in the best economic interest of clients;
▪	Address material conflicts of interest that may arise; and
▪	Comply with disclosure and other requirements in connection with its proxy voting responsibilities.

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Policy

As a fiduciary, CMIA owes its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf. This Policy memorializes how CMIA meets these requirements in voting its clients’ proxies.

Vested Discretionary Voting Authority. Proxies regarding client securities for which CMIA has authority to vote will, unless CMIA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMIA to be in the best economic interests of its clients without regard to any resulting benefit or detriment to CMIA, its employees or its affiliates. In addition, with respect to ERISA accounts, CMIA has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority. The best economic interests of clients is defined for this purpose as the interest of enhancing or protecting the value of client accounts, considered as a group rather than individually, as CMIA determines in its sole and absolute discretion. In the event a client believes that its interests require a different vote, CMIA will vote as the client clearly instructs, provided CMIA receives such instructions in time to act accordingly. CMIA endeavors to vote all proxies of which it becomes aware prior to the vote deadline; however, in certain limited circumstances, CMIA may determine to refrain from voting (see Foreign Securities and Securities on Loan below).

No Discretionary Voting Authority. In certain limited circumstances when CMIA is not vested with discretionary authority to vote a client’s proxies (i.e., when the client retains voting discretion), CMIA will administer proxy voting on behalf of the client in accordance with the client’s voting guidelines, or the client will vote its own proxies, or the client’s agent will vote its proxies on behalf of the client.

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Proxy Voting Guidelines. CMIA has adopted proxy voting guidelines covering certain types of proposals. The guidelines indicate whether to vote for, against or abstain from a particular proposal, or whether the matter should be considered on a case-by-case basis. CMIA may also consider the voting recommendations of analysts, portfolio managers and information obtained from outside resources, including from one and/or more third party research providers in situations when the guidelines do not contemplate a particular proposal; however, CMIA reserves the right to consider each proxy vote, whether covered by the guidelines or a third-party recommendation, based on the facts and circumstances of the proposal presented, and submit a vote that it believes is in the best economic interests of clients. CMIA may from time to time vote a proposal in a manner contrary to one or more other affiliates. CMIA regularly reviews and may amend the guidelines based on, among other things, industry trends and proposal frequency.

Portfolio Managers, Research Analysts, and Corporate Governance Analysts (collectively, “Investment Professionals”). In circumstances where proposals are not covered by the guidelines or a voting determination must be made on a case-by-case basis (“Proxy Referrals”) an Investment Professional will make the voting determination. Investment Professionals may include both CMIA portfolio managers, research analyst or corporate governance analyst personnel as well as personnel employed by other investment advisers that provide sub-advisory services to one of more CMIA advisory client(s). CMIA follows a hierarchy in terms of the Investment Professional sources it leverages for proxy voting discretion. In each of these circumstances, the Investment Professional must vote in the clients’ best economic interest and must comply with the conflict of interest practices (described below).

Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMIA’s Quantitative Strategies Group or CMIA’s Tax Efficient Structured Equity Group and not in any other account within CMIA, will be voted in accordance with the recommendations of a third party research provider selected by CMIA or as specified by the client.

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Conflicts of Interest. For purpose of this Policy, a conflict of interest is a relationship or activity engaged in by CMIA or a CMIA employee that creates an incentive (or appearance thereof) to favor the interests of CMIA, or the employee, rather than the clients’ interests. For example, CMIA may have a conflict of interest if either CMIA has a significant business relationship with a company that is soliciting a proxy, or if a CMIA employee who is involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMIA’s decision on the particular vote at issue. CMIA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, and by observing procedures that are intended to prevent when practicable and manage material conflicts of interest. In all cases in which there is deemed to be a material conflict of interest, CMIA will seek to resolve the conflict in the clients’ best interests. CMIA considers: (1) proxies solicited by open-end and closed-end investment companies for which CMIA serves as an investment adviser or principal underwriter; and (2) proxies solicited by Ameriprise Financial, Inc. to present a material conflict of interest for CMIA. Consequently, these proxies will be voted following one of the conflict of interest management practices discussed below.

In the case of Proxy Referrals, or when a CMIA Investment Professional believes that voting contrary to the guidelines may be in the best economic interest of CMIA’s clients, CMIA may use its discretion to vote the proxy, provided that: (1) the proxy does not involve companies with which CMIA has a significant business relationship; and (2) the relevant CMIA investment personnel (i.e. Investment Professionals or Members of the CMIA Proxy Voting Sub-Committee) who have disclosed any personal conflict of interest circumstances to CMIA’s Conflicts Officer do not vote on the matter. If an Investment Professional or Member of the Proxy Voting Sub-Committee has a personal conflict of interest, he will be recused from participating in the proxy vote at issue.

If the Conflicts Officer, Proxy Voting Sub-Committee, or the Chairperson of the Proxy Voting Sub-Committee determines that a proxy matter presents a material conflict of interest, or a material conflict of interest is otherwise determined to exist through the application of this Policy, CMIA will invoke one or more of the following conflict management practices:

▪     Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMIA’s proxy voting agent);

▪     Causing the proxies to be delegated to an independent third party, which may include CMIA’s proxy voting agent; or

▪     In unusual cases, with the client’s consent and upon ample notice, forwarding the proxies to CMIA’s clients so that they may vote the proxies directly.

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Proxy Voting Agent. In providing proxy voting administration services to clients, CMIA relies on the services of a designated third-party service provider.

Disclosures. CMIA’s Proxy Voting Policy and procedures are summarized in its Form ADV, which is filed with the Securities and Exchange Commission (“SEC”) and furnished to clients. In addition, CMIA will provide clients with a copy of its policies upon request. Advisory clients may obtain information on how their proxies were voted by CMIA. However, CMIA will not selectively disclose its investment company clients’ proxy voting records to third parties. CMIA will provide proxy voting records of its registered investment company clients to such clients as their agents for disclosure on Form N-PX.

Foreign Securities. While CMIA will make reasonable efforts to vote foreign securities on behalf of clients, voting proxies of companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. Certain non-U.S. countries require securities to be blocked prior to a vote. CMIA typically will not vote securities in shareblocking countries as the need for liquidity outweighs the benefit of voting. There may also be additional costs associated with voting in non-U.S. countries such that CMIA may determine that the cost of voting outweighs the potential benefit.

Securities on Loan. Some of CMIA’s clients may participate in securities lending programs. In these situations, in which CMIA is responsible for voting a client’s proxies, CMIA will work with the client to determine whether there will be situations in which securities loaned out under these lending arrangements will be recalled for the purpose of exercising voting rights. In certain circumstances securities on loan may not be recalled due to clients’ preferences or due to circumstances beyond the control of CMIA.

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GW&K Investment Management, LLC.

Proxy Voting Policies and Procedures

Effective July 2015

Policy:

As an investment adviser and fiduciary of client assets, GW&K recognizes its obligation to identify potential conflicts of interest associated with its business and to conduct that business with honesty and integrity. In instances when GW&K is delegated proxy voting authority by its clients, GW&K seeks to maximize the long-term value of client assets and to cast votes believed to be fair and in the clients’ best interest. The following is a summary of the policies and procedures that govern GW&K’s proxy voting activities.

Proxy Guidelines and Proxy Voting Agent

GW&K has adopted proxy voting guidelines developed by Glass Lewis & Co. Proxies are voted on behalf of GW&K’s clients (who have delegated proxy voting authority) in accordance with those guidelines. GW&K reserves the right to cast votes contrary to the Glass Lewis & Co.’s guidelines if it deems it necessary and in the best interest of its clients.

GW&K has contracted with Broadridge Financial Solutions (“Broadridge”), an independent third party service provider, to provide proxy voting services. GW&K has engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;

(2)	Process and execute proxies in connection with securities held by GW&K’s clients;

(3)	Maintain appropriate records of proxy statements, research, and recommendations;

(4)	Maintain appropriate records of proxy votes cast on behalf of GW&K’s clients;

(5)	Complete other proxy related administrative functions.

Responsibility and Oversight

GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:

(1)	annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;

(2)	annually review Glass Lewis & Co.’s proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;

(3)	provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;
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(4)	conduct a periodic review, no less often than annually, of proxy voting records to ensure that client proxies are voted in accordance with adopted guidelines; and

(5)	annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent

Conflicts of Interest

In adopting Glass Lewis & Co’s proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K’s clients, Broadridge is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K will provide the voting recommendation after a review of the measures involved. GW&K’s Chief Compliance Officer, in conjunction with appropriate GW&K investment professionals, must approve decisions made on such items prior to any votes being cast.

In rare instances when a GW&K client identifies a potential conflict of interest or otherwise requests specific consideration on a given proxy, GW&K will deviate from established guidelines for that client’s shares. GW&K’s Chief Compliance Officer will become involved in any other situation, though also expected to be rare, where GW&K takes voting discretion from the Proxy Agent.

Disclosure

Clients may obtain Glass Lewis & Co’s proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:

Proxy Policy Administrator

GW&K Investment Management

222 Berkeley Street, 15th Floor

Boston, Massachusetts 02116

Recordkeeping

GW&K will maintain the following records in accordance with regulatory requirements:

(1)	These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;

(2)	Proxy statements, research, recommendations, and records of each vote;

(3)	Client written requests for proxy voting information and applicable responses by GW&K.
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HS MANAGEMENT PARTNERS, LLC

PROXY VOTING POLICIES

The terms “HSMP,” “Firm,” “we,” “us” and “our” refer to HS Management Partners, LLC.

Background

Rule 206(4)-6 (“Proxy Voting Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires investment advisers that exercise proxy voting authority for client securities to (1) adopt and implement written policies and procedures reasonably designed to ensure that advisers vote proxies in the best interest of clients, including addressing conflicts of interests, (2) describe their proxy voting policies and procedures to clients, and provide them with a copy upon request, and (3) disclose to clients how they may obtain information on how their corresponding proxies were voted. Investment advisers that exercise proxy voting authority for client securities must also comply with certain recordkeeping requirements of Rule 204-2 under the Advisers Act. Furthermore, investment advisers to a registered investment company pursuant to the Investment Company Act of 1940 (“IC Act”) must comply with certain record keeping requirements of Rules 31a-1 through 31a-3 under the IC Act.

Policy

For the sake of clarity and to avoid confusion as to who has responsibility for voting proxies, investment advisory agreements with clients should aim to specify whether HSMP has proxy voting authority or whether clients have reserved the right to vote their own proxies (for ERISA accounts and non-ERISA accounts). We will only vote proxies for portfolio securities in client accounts under our management, when clients specifically delegate their proxy voting authority to HSMP in their investment advisory agreement with us. There may be cases, however, when the investment advisory agreement is silent as to who has authority to vote proxies; in those cases, we will vote proxy as part of the client’s overall delegation of discretionary authority to us, unless the client instructs us in writing otherwise.

When the investment advisory agreement instructs us to vote proxies or in those cases in which the agreement is silent and we vote proxy as part of the client’s overall delegation of discretionary authority to us, and absent client restrictions or instructions, or other operational issues, we will vote proxies consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts.

Procedures

The following are our main proxy voting procedures. Any deviation from these procedures must first be approved by our Chief Compliance Officer (“CCO”) in consultation with our Proxy Voting Committee as appropriate.

Proxy Voting Committee

HSMP has a Proxy Voting Committee. The Committee sets our proxy voting policy and procedures. The members of the Committee are our Chief Investment Officer, our Director of Research, our President and our CCO. The Committee meets annually to revise and approve our proxy voting policy and procedures, as well as needed when specific issues arise (members can participate in meetings over the phone, and a majority of the members constitutes a quorum for conducting meetings and making decisions). As a member of the Proxy Voting Committee, our CCO leads the annual review and update of our proxy voting policy and procedures.

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When HSMP Has Proxy Voting Authority

HSMP maintains a list of all accounts over which it has proxy voting authority (“Proxy Voting List”). The account opening team, in consultation with legal and compliance, reviews the investment advisory agreement to determine whether we have proxy voting authority. The Proxy Voting List is maintained and updated by a designated member of the operations team, and is reviewed quarterly, or more frequently during proxy voting season, by our CCO for accuracy.

Clients may place restrictions on our voting authority or instruct us to vote a proxy in a certain way. Such restrictions or instructions must be clear and reasonable, be received in writing and in a timely fashion, and not be unduly burdensome to our operational processes. We reserve the right to accept or reject any client restriction or instruction at our sole discretion for any reason. Client restrictions or instructions are reviewed by members of the investment and operations teams, in consultation with legal and compliance as appropriate. Our Proxy Voting Committee makes the final determination as to when we reject client restrictions or instructions on how to vote their proxies. Accounts with approved client restrictions or instructions are marked on the Proxy Voting List.

Some members of the operations teams are assigned to the operational tasks associated with casting proxy votes. The designated operations team member is responsible for collecting all proxy voting materials that HSMP receives, promptly forwarding the information to the corresponding members of the investment team for review (along with applicable client restrictions or instructions), timely submitting our votes, reconciling shares held on record date to shares voted, and maintaining appropriate records of said reconciliations. Our CCO reviews reports of those reconciliations quarterly and generally oversees this mechanical part of the voting proxy process to ensure that timely received proxies are voted and submitted as applicable.

Certain members of the investment team are assigned to review proxy materials for specific issuers (proxies are generally assigned to the investment team member in charge of following the company to which the proxy relates). The investment team member assigned to a company’s proxy is responsible for timely reviewing the materials for that proxy, bringing any issue to the attention of the CCO as appropriate, making a voting determination in accordance with our voting guidelines or applicable client restrictions or instructions, and forwarding the vote to the designated member of the operations team in charge of submitting the vote. When evaluating a proxy, the investment team member assigned to a company’s proxy may consider information from different sources, such as company filings or analyst reports. In any event, he/she must follow our voting proxy guidelines and promptly consult with the CCO regarding any conflict of interest that comes to his/her attention.

The following are our main voting guidelines. Any deviation from our guidelines must first be consulted with our CCO and be approved by our Proxy Voting Committee or by a person designed from time to time by the Committee as applicable.

●	Absent client restrictions or instructions, we will vote proxies for portfolio securities consistent with what we believe is the best interest of our clients or plan participants in the case of ERISA accounts. For us, the best interest of our clients or plan participants in the case of ERISA accounts means the best economic interest, in terms of the short- or long-term economic impact, as appropriate, of owning the stock as an investment.

Considering that we invest in companies that we deem to have strong management teams that aim to maximize shareholder value, we believe that recommendations from management should be

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afforded substantial weight in making a proxy voting decision. Therefore, in practice, we generally vote proxies in favor of company management’s recommendations. However, making a proxy voting decision is not a mechanical exercise as each proxy should be evaluated on its own merit in light of the circumstances at hand. Consequently, we may vote against management proposals if, upon analyzing the proxy materials and given the circumstances, we determine that is in our clients’, or in the plan participants’ (in the case of ERISA accounts), best economic interest to do so.

Proxies should then generally be evaluated on a case by case basis, considering the circumstances and giving significant weight to management recommendations, in terms of the overall effect on shareholder economic value. With this in mind, we generally vote in favor of certain management proposals and against certain shareholder proposals. For example, we generally vote in favor of management proposals related to the election of directors, selection of auditors, and executive compensation. In making a determination regarding these topics we may consider the following factors among others: qualifications and competence, corporate performance and stock price, board composition, key board committees’ composition and independence, potential conflicts, and stock option plan features. Regarding shareholder proposals (such as those related to social, political, economic or environmental considerations), we evaluate whether, in our opinion, the proposal may involve a financial cost to the company or limit management’s ability to operate in a manner that we believe may increase shareholder economic value.

If the investment team member assigned to a specific company’s proxy believes that we should vote with company management’s recommendations, he/she shall timely communicate this decision to the member of operations team internally in charge of operationally casting the vote. Our CCO should also be included in this communication to facilitate our compliance review of adherence to our voting guidelines.

If the investment team member assigned to a specific company’s proxy believes that we should vote against company management’s recommendations, he/she shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, the investment team member in charge of voting the proxy still believes that we should vote against company management’s recommendations, our Proxy Voting Committee will meet to make a final determination.

●	Absent specific client restrictions or instructions, or other operational issues (see below), we will generally vote proxies from the same company the same way for each client.

Considering our management style, we believe that our clients’ best economic interest is aligned and generally better served when our clients’ shares are voted in block. However, if the investment team member assigned to a specific company’s proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should deviate from this guideline, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, he/she/they still think(s) that we should deviate from this guideline, our Proxy Voting Committee will meet to make a final determination.

●	Although we believe that voting proxies rather than not voting is generally in the best interest of our clients or of plan participants in the case of ERISA accounts, there may be instances when we decide that refraining from voting is actually in our clients’ best economic interest. Although we aim to generally vote all proxies from the same company the same way for each client, there may be instances when we may not vote all shares or not vote only certain shares if we determine that
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the impact of voting those shares may exceed the expected benefit to the corresponding client. In any event, such determination should be made after analyzing the proxy materials and/or the particular circumstances at hand.

In our opinion, voting proxies for certain non-U.S. issuers may entail in practice some logistic, administrative or operational issues that may offset the benefit of voting. We have determined that in some cases, absent compelling reasons to the contrary, refraining from voting certain foreign shares is generally in our clients’ best overall economic interest. For example, if we believe that voting proxy could limit our ability to sell a stock, as may be the case for foreign shares that are blocked from selling for a designated period after casting a vote, we typically do not vote these shares, as we think that limiting our ability to sell a position generally outweighs the benefit of voting. In addition, we typically do not vote foreign shares if we determine that doing so is not feasible because, for example, proxy information is not available in English, or authentication by the consul office is needed, or a local power of attorney should be granted. Furthermore, there may be cases in which we cannot reasonably determine the value of voting proxy for a foreign issuer, such as when the proxy statement is unclear and there is not enough information publicly available from the issuer; in said instances, we typically refrain from voting as we cannot form an informed decision as to the vote.

If the investment team member assigned to a specific company’s proxy and/or the member of our operations team exercising proxy voting functions think(s) that we should not vote all shares or not vote only certain shares, he/she/they shall promptly inform our CCO and consult with members of our Proxy Voting Committee. If upon this consultation, he/she/they still think(s) that we should not vote all shares or not vote only certain shares, our Proxy Voting Committee will meet to make a final determination.

●	We generally do not vote shares for which we do not receive all proxy information and, upon inquiring with the custodian or any other responsible party as applicable, we do not receive the information in a timely manner. This does not mean that we can simply ignore or be negligent in fulfilling our proxy voting responsibilities.

If the member of our operations team exercising proxy voting functions thinks that we may not receive proxy voting information in a timely manner, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

●	When clients participate in stock loan programs, we may not be able to vote proxy for loaned shares, as we are not a party to the stock loan program and do not recall shares for voting.

If the member of our operations team exercising proxy voting functions thinks that certain shares are on loan, he/she shall promptly inform our CCO, who may consult with members of our Proxy Voting Committee, for appropriate action.

We use a third party’s platform (ProxyEdge System) to assist us administratively in the proxy voting process. The ProxyEdge System alerts us as to an upcoming vote, records the votes we enter, submits the vote on our behalf, and maintains some of our voting records. This system also allows us to produce certain reports related to our proxy votes, which the CCO and other members of the operations team may use as support in performing their functions.

Conflicts of Interest

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Conflicts of interest may arise in various and sometimes unforeseen ways. The following are examples of potential conflicts of interest that may arise between HSMP and our clients with regards to proxy voting:

●	The company soliciting the proxy, or a high-ranking officer or director of the company’s management, or other proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us.

●	One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, has a close personal or business relationship (other than our advisory relationship) with the company soliciting the proxy, or a high-ranking officer or director of the company’s management, or other proponent of the proxy, if known.

●	One of our employees exercising proxy voting functions, or a family member or other person sharing the same household with our employee, owns stock of the company soliciting the proxy.

Conflicts of interests are generally addressed by our CCO in the first instance. Considering the nature of the proxy voting process and the difficulty of detecting conflicts of interests in every case, we believe that our employees exercising proxy voting functions are better equipped to identify conflicts and promptly bringing them to the attention of our CCO, including if any of our employees exercising proxy voting functions perceives any improper attempt by any other employee to influence the vote. Our CCO will evaluate the case in consultation with members of our Proxy Voting Committee.

If we determine that there is a conflict of interest, we will continue to follow our existing proxy voting guidelines. We believe that following our guidelines helps us maintain our voting impartiality. In this case, the employee involved in the conflict cannot be a part of the proxy voting decision. In addition, the voting decision should be ratified by our Proxy Voting Committee if the company soliciting the proxy, or a high-ranking officer or director of the company’s management, or other proponent of the proxy, if known, is an existing client or in the process of executing an investment advisory agreement with us, and we decide to vote in favor of their proposal.

If we determine that there is a material conflict of interest, our Proxy Committee and CCO will discuss the appropriate action, and our Proxy Voting Committee will make the final determination as to how to proceed. Generally, we will continue to follow our existing voting guidelines as, previously noted, we believe that following our guidelines helps us maintain our voting impartiality (in this case and as mentioned above, the employee involved in the conflict cannot be a part of the proxy voting decision). If in the opinion of our Proxy Voting Committee the conflict is such that we deem that voting impartiality is compromised even when following our guidelines, the Committee may decide, as applicable and if time allows, to seek an independent third-party voting recommendation or disclose the conflict and ask clients to direct us on how to vote their shares.

When HSMP Has No Proxy Voting Authority

Clients may choose to retain their voting authority, in which case we do not vote their proxies. Clients who did not delegate their proxy voting authority to HSMP should receive their proxy materials directly from their custodians or the company’s proxy agent. In the event we inadvertently receive proxy materials for these clients, the member of the Firm who receives them should give them to the member of our operations team exercising proxy voting functions, so that the materials can be forwarded to the corresponding client. In such circumstances, we should aim to promptly forward the materials to the

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corresponding client, but we are not responsible for any adverse impact to a client if proxy materials are not received timely in advance of a scheduled vote.

Although we may discuss proxies with clients as a general matter, we do not advise clients about particular solicitations when they have chosen to vote their own proxies.

Disclosures to Clients

Our Form ADV (Part 2A) contains a description of our proxy voting policy and procedures, and a statement that clients may ask for a complete copy of our proxy voting policy and procedures by sending a request to our CCO at our address. Our Form ADV (Part 2A) also notes that clients may ask for information on how we voted their corresponding shares by sending a request to our CCO at our address of record. Our CCO is responsible for ensuring that these disclosures are contained in our Form ADV (Part 2A) and also for addressing any such client requests. In addressing any such client requests, our CCO should consider our recordkeeping requirements.

Recordkeeping

We retain our proxy records for a period of five-years or six-years (the first two years at our place of business), as applicable under the Advisers Act and the IC Act. Our records generally include: (a) our proxy voting policy and procedures, (b) proxy statements that we receive for our client securities, (c) our votes on behalf of clients, (d) client written requests for information on how we voted their corresponding proxies and our written responses to either a written or an oral client request, and (e) documents prepared by us that were material to making a voting decision or that memorialized the basis for the decision. We may rely on proxy statements filed with the SEC’s EDGAR system instead of keeping our own copies. Along with our internal records, the following information may be kept by ProxyEdge for each proxy vote: issuer’s name, security’s ticker symbol or CUSIP, shareholder meeting date, number of shares that we voted, brief identification of the proxy proposal, whether it was a management’s or a shareholder’s proposal, whether we casted a vote, whether we voted for or against the proposal or whether we abstained, and whether we voted with or against management.

Our Policies and Procedures Manual contains additional information regarding books and records requirements under the Advisers Act and the IC Act (sections Books and Records and Record Retention Requirements under Rules 31a-1 and 31a-2 of the 1940 Act).

Additional Policy and Procedure for Investment Company Clients

When we act as investment adviser or sub-adviser to an Investment Company Client, the Investment Company Client may delegate proxy voting authority to the Firm. Both the Firm’s general fiduciary duties and the SEC’s regulations require the Firm to vote proxies in the best interests of the Investment Company Client and its shareholders. The Firm will act in accordance with this policy or an Investment Company Client’s proxy voting policy as agreed with such Investment Company Client.

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Proxy Voting Policies and Procedures

June 30, 2004

AMENDED
March 31, 2005
May 16, 2005
March 31, 2007
August 30, 2007
March 31, 2008
June 25, 2008
September 22, 2009
April 1, 2010
February 15, 2011
April 25, 2011
March 5, 2012
May 10, 2012
February 11, 2013
February 7, 2014
September 8, 2014
June 8, 2015
September 1, 2015

April 8, 2016

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Proxy Voting Policies and Procedures

CONTENTS

1 GENERAL	32
Introduction
General Guidelines
Proxy Committee
Conflicts of Interest
Recordkeeping and Disclosure
2 PROPOSALS USUALLY VOTED FOR	37
Adjustments to Par Value of Common Stock
Annual Election of Directors
Appraisal Rights
Authority to Issue Shares (for certain foreign issuers)
Blank Check Preferred Authorization
Chairman and CEO are the Same Person
Changing Corporate Name
Confidential Voting
Cumulative Voting
Delivery of Electronic Proxy Materials
Director Nominees in Uncontested Elections
Director Related Compensation
Election of CEO Director Nominees
Election of Mutual Fund Trustees
Equal Access
Fair Price Provisions
Golden and Tin Parachutes
Greenshoe Options
Independent Audit, Compensation and Nominating Committees
Independent Board Chairman
Majority Voting
OBRA-Related Compensation Proposals
Ratifying Auditors
Reverse Stock Splits
Right to Adjourn
Right to Call a Special Meeting
Share Cancellation Programs
Shareholder Ability to Alter the Size of the Board
Shareholder Ability to Remove Directors
Share Repurchase Programs
Stock Distributions: Splits and Dividends
White Squire Placements
Written Consent

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Proxy Voting Policies and Procedures

3 PROPOSALS USUALLY VOTED AGAINST	41

Common Stock Authorization
Director and Officer Indemnification and Liability Protection
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Shareholder Ability to Remove Directors
Share Retention By Executives
Staggered Director Elections
Stock Ownership Requirements
Supermajority Shareholder Vote Requirements
Term of Office
Unequal Voting Rights

4 PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE	42
401(k) Employee Benefit Plans
Compensation Plans
Employee Stock Ownership Plans
Executive Compensation Advisory Resolutions (“Say-on-Pay”)
Non-Material Miscellaneous Bookkeeping Proposals
Proxy Access
Preemptive Rights
Stock Option Plans
Technical Amendments to By-laws

5 PROPOSALS REQUIRING SPECIAL CONSIDERATION	43
Asset Sales
Bundled Proposals
Charitable and Political Contributions and Lobbying Expenditures
Compensation in the Event of a Change in Control
Conversion of Debt Instruments
Corporate Restructuring
Counting Abstentions
Debt Restructurings
Delisting a Security
Director Nominees in Contested Elections
Disclosure of Prior Government Service

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Proxy Voting Policies and Procedures

Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies
Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis
Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions
Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State
Spin-offs
Takeover Statutes
Tender Offer Defenses
Transition Manager Ballots

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Proxy Voting Policies and Procedures

1. GENERAL

A. Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B. General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2)

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Proxy Voting Policies and Procedures

delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.
4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.
5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.
6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.
7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

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Proxy Voting Policies and Procedures

8. Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C. Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.
2.	Duties. The specific responsibilities of the Proxy Committee include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i)	annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including:

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c. to engage and oversee third-party vendors, such as Proxy Voting Services, including:

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Proxy Voting Policies and Procedures

(i) determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii) providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii) receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

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Proxy Voting Policies and Procedures

D. Conflicts of Interest.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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Proxy Voting Policies and Procedures

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of non-US issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

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Proxy Voting Policies and Procedures

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.    Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.    Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.    Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.    Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by-case basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominee of non-U.S.-domiciled companies that sits on more than 4 non-U.S.-domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that

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Proxy Voting Policies and Procedures

invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

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Proxy Voting Policies and Procedures

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.    Generally vote for proposals to ratify auditors.

B.    Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.    Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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Proxy Voting Policies and Procedures

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

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Proxy Voting Policies and Procedures

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

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Proxy Voting Policies and Procedures

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

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Proxy Voting Policies and Procedures

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’

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Proxy Voting Policies and Procedures

Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

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Proxy Voting Policies and Procedures

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

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Proxy Voting Policies and Procedures

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B. Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

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LSV Asset Management

Proxy Voting Policy

LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:

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Copies of its proxy voting policies and procedures.

A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

A record of each vote cast on behalf of a client (maintained by the proxy voting service).

A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

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Proxy Voting

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Proxy Voting

NWQ INVESTMENT MANAGEMENT COMPANY, LLC
PROXY VOTING POLICIES AND PROCEDURES

Introduction

Rule 206(4)-6 (the “Rule”) under the Advisers Act requires every investment adviser to (i) adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts that may arise between its interest and those of its clients; (ii) disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and (iii) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Oversight

To provide centralized management of the proxy voting process, NWQ Investment Management Company, LLC (“NWQ”) has established a Proxy Voting Committee (“Committee”). The Committee shall be comprised of the Chief Investment Officer, at least one Portfolio Manager (as designated by the Chief Investment Officer), and at least one Research Analyst, as voting members. The Chief Compliance Officer and members of Nuveen Global Operations (“NGO”) or their designees, as well as other individuals as designated by the Committee, shall serve as non-voting members. The Committee shall meet at least annually, or more frequently as required.

The Committee shall:

•	Oversee the proxy voting process in respect of securities owned by or on behalf of clients, including the identification of material conflicts of interest, as defined below, involving NWQ and those involving its third-party proxy service provider;
•	Provide on-going oversight of its third-party proxy service provider, including but not limited to reviewing periodic diligence conducted by NGO, Nuveen Legal & Compliance Department in Los Angeles and/or other Committee constituents;
•	Determine how to vote proxies relating to issues not covered by this Policy and Procedures;
•	Determine when NWQ may deviate from this Policy and Procedures; and
•	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third-party services and update or revise as necessary.

Application

This Proxy Voting Policy and Procedures applies to securities held in client accounts over which NWQ has voting authority, directly or indirectly. Indirect voting authority exists where NWQ’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

Procedures

NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client’s best interest and without regard to the interests of NWQ or any other client of NWQ. Where NWQ shares investment discretion with regard to certain securities owned by or on behalf of clients with an advisory affiliate, NWQ may delegate proxy voting authority to the advisory affiliate in accordance with this Policy and Procedures, as amended from time to time.

Unless the NWQ Investment Team otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Committee shall generally cause proxies to be voted in a manner consistent with the recommendations of an independent third-party proxy service or other third party.

In most cases, NWQ will typically vote in accordance with the recommendations of Institutional Shareholder Services, Inc., (“ISS”), which are based on ISS’s standard guidelines. NWQ may also from time to time consider research and voting recommendations provided by other third parties in making its voting decisions. In select other cases, NWQ may agree to vote proxies for a particular client account in accordance with the third party recommendations or guidelines selected by the client, such as the AFL-CIO Guidelines. Clients may opt to vote proxies themselves or to have proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

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Proxy Voting

As a general matter, unless otherwise restricted, NWQ reserves the right to override ISS’s recommendations or the recommendations of other third party providers in any situation where it believes that following such recommendations is not in its clients’ best interest.

When NWQ is faced with a material conflict of interest, if the matter is covered by an ISS recommendation, the Committee shall cause proxies to be voted in accordance with the applicable ISS recommendation.

When NWQ is faced with a material conflict of interest and the matter is not covered by ISS, NWQ may:

vote in accordance with the recommendation of an alternative independent third party; or

disclose the conflict to the client, obtain the client’s consent to vote, and make the proxy voting determination itself and document the basis for such determination; or

resolve the conflict in such other manner as NWQ believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of the client.

When a material conflict of interest has been identified based on a relationship between ISS or its affiliates and a corporate issuer, an entity acting as a primary shareholder proponent, or another party, NWQ may choose not to vote in accordance with ISS’s recommendation to the extent NWQ determines such recommendation is not in the best interest of its clients. ISS has established protocols to identify and provide notice regarding such conflicts of interest.

NWQ may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients’ overall best interest not to vote. Such determinations may apply in respect of all client holdings of the securities or only certain specified clients, as NWQ deems appropriate under the circumstances.

Generally, NWQ does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted (“share blocking” is carried out in a few non-U.S. jurisdictions). However, NWQ may decide, on an individual security basis that it is in the best interest of its clients for NWQ to vote the proxy associated with such a security, taking into account the loss of liquidity. NWQ may also decline to vote proxies in other instances, including but not limited to, de minimus number of shares held, timing issues pertaining to the opening and closing of accounts, potential adverse impact on the portfolio of voting such proxy, logistical or other considerations related to non-U.S. issuers (such as in POA markets), or based on particular contractual arrangements with clients or SMA program sponsors.

In addition, NWQ may decline to vote proxies where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer).

Generally, NWQ will vote all eligible ballots received. Eligibility is based upon ownership at record date which is determined by the issuer. To the extent that NWQ receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by NWQ and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), NWQ will generally refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further NWQ’s interest in maximizing the value of client investments. NWQ may consider an institutional client’s special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with the provisions of this Policy and Procedures.

It is the responsibility of the custodian appointed by the client, or the program sponsor in the case of the SMA Accounts, to ensure ballots are generated sufficiently in advance of the relevant meeting to allow NWQ adequate time to vote its clients’ proxies. A SMA program sponsor, a broker or a custodian, may provide NWQ with notice of proxy ballots in the aggregate, rather than on the underlying account-level. Since NWQ is not afforded underlying account-level transparency in such instances, it must vote such proxies based on the information it receives from the program sponsor, broker or custodian, and consequently may be unable to reconcile the proxy ballots voted to the underlying-account level.

Proxies received after the termination date of a client relationship will generally not be voted. Exceptions may be made from time to time, such as when the record date is for a period in which the client’s account was under management.

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Material Conflicts of Interest

Voting the securities of an issuer where the following relationships or circumstances exist is deemed to give rise to a material conflict of interest for purposes of this Policy and Procedures:

1.The issuer is an institutional separate account client of NWQ, a wrap sponsor in whose program NWQ participates as an investment manager, or an affiliate of such wrap program sponsor.

2.The issuer is an entity in which an NWQ employee or a relative3 of any NWQ employee is an executive officer or director of such issuer.

3.Any other circumstance that NWQ determines could materially compromise its duty to serve its clients’ interests.

V. Disclosure

NWQ discloses a summary of its proxy voting practices as well as how a client may obtain a copy of this Proxy Voting Policy and Procedures or information on how NWQ voted a client’s securities in its Form ADV Part 2A.

VI. Recordkeeping and Retention

NWQ shall retain records relating to the voting of proxies, including:

B.Copies of this Policy and Procedures and any amendments thereto.

C.Copies of applicable Policies and Procedures adopted by NWQ’s advisory affiliate with regard to any securities in client accounts managed under shared investment discretion (as referenced above), and any amendments thereto. Nuveen’s Legal & Compliance Department in Los Angeles maintains these records.

NWQ has delegated casting of ballots and record retention to NGO. NGO shall be responsible for maintaining the following records except as otherwise noted:

1.A copy of each proxy ballot and proxy statement filed by the issuer with the Securities and Exchange Commission or non-U.S. regulator (“Proxy Statement”), or English translation of Proxy Statement as made available through a third-party service provider regarding securities held on behalf of clients who have authorized voting of proxies, with exception of any “legacy securities” ballots or Proxy Statements not voted.

2.Records of each vote cast by NWQ (or its advisory affiliate, as applicable) on behalf of clients; these records may be maintained on an aggregate basis for certain clients (e.g., managed account clients).

3.A copy of any documents created by NWQ that were material to making a decision on how to vote or that memorializes the basis for that decision.

3 For the purposes of this guideline, “relative” includes (whether or not living in the same household) children; stepchildren; grandchildren; parents; stepparents; grandparents; spouses; siblings; mother-, father-, son-, daughter-, brother- or sister-in-law; any person related by adoption, and any individual economically dependent on the employee, as well as significant others living in the same household, including domestic partnerships (registered or unregistered) or civil unions.

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A copy of each written request for information on how NWQ (or its advisory affiliate, as applicable) voted proxies on behalf of the client, and a copy of any written response by NWQ to any (oral or written) request for information on how such proxies were voted. If a client request for proxy information is received by NWQ, Nuveen’s Institutional Client Service Department maintains the appropriate documentation.

NWQ may rely on Proxy Statements filed on the SEC’s EDGAR system or on Proxy Statements, ballots and records of votes cast by NWQ maintained by a third party, such as a proxy voting service.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of NWQ’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of NWQ or its advisory or other affiliates.

Adopted: June 24, 2003

Amended: May 21, 2007

Amended: February 25, 2009

Amended: May 1, 2014

Amended: May 1, 2015

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O’Shaughnessy Asset Management, LLC

Proxy Voting Policy

Rule 206(4)-6

In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).

OSAM’s Policy

Registrant has retained the use of third party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM - see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers.

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OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.

Copies of United States SEC Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General are available upon written request. In addition, information pertaining to how OSAM or its third party service provider/agent voted on any specific proxy issue is also available upon written request. Any questions regarding OSAM’s proxy voting policy shall be directed to Raymond Amoroso, III, Esq., Chief Compliance Officer of OSAM at 203-975-3318.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Class Action Lawsuit Filings

OSAM does NOT file any class action lawsuits on behalf of its clients and the client should consult with an attorney of his or her choice with regards to any class action lawsuit filings or contact OSAM’s Chief Compliance Officer, Raymond Amoroso, III, Esq.

Implementation/Adoption

Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation

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of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General. Copies of the Rules can be attached and made a part hereof.

The above Proxy Voting Policy has been adopted by O’Shaughnessy Asset Management, LLC on this first day of October, 2007, and continues to be in effect as of the date of this document.

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PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING POLICY

We recognize our responsibility to exercise proxy voting authority with respect to those client accounts over which we have been delegated the authority to vote proxies. Proxies increasingly contain controversial issues involving shareholder rights, corporate governance and social concerns, among others, which deserve careful review and consideration. Exercising the proxy vote has economic value for our clients, and therefore, we consider it to be our fiduciary duty to preserve and protect the assets of our clients including proxy votes for their exclusive benefit.

It is our policy to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. We vote on an individual basis and base our voting decision exclusively on our reasonable judgment of what will serve the best financial interests of our clients, the beneficial owners of the security. Where economic impact is judged to be immaterial, we typically will vote in accordance with management’s recommendations. In determining our vote, we will not and do not subordinate the economic interests of our clients to any other entity or interested party.

Our responsibility for proxy voting for the shareholders of a particular client account will be determined by the investment management agreement or other documentation. Upon establishing that we have such authority, we will instruct custodians to forward all proxy materials to us.

For those clients for whom we have undertaken to vote proxies, we will retain final authority and responsibility for such voting. In addition to voting proxies, we will:

Provide clients with this proxy voting policy, which may be updated and supplemented from time to time;

Apply the policy consistently and keep records of votes for each client in order to verify the consistency of such voting;

Keep records of such proxy voting available for inspection by the client or governmental agencies - to determine whether such votes were consistent with policy and demonstrate that all proxies were voted; and

Monitor such voting for any potential conflicts of interest and maintain systems to deal with these issues appropriately.

Voting Policy

Unless specifically directed in writing by the client, Parametric follows the general guidelines below with regards to voting management initiatives and shareholder initiatives.

We generally vote with management in the following cases:

“Normal” elections of directors

Approval of auditors/CPA

Directors’ liability and indemnification

General updating/corrective amendments to charter

Elimination of cumulative voting

Elimination of preemptive rights

Capitalization changes which eliminate other classes of stock and voting rights

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs

Stock purchase plans with an exercise price of not less than 85% fair market value

Stock option plans that are incentive-based and are not excessive

Reductions in supermajority vote requirements

Adoption of anti-greenmail provisions

We generally will not support management in the following initiatives:

Capitalization changes that add classes of stock which are blank check in nature or that dilute the voting interest of existing shareholders

Changes in capitalization authorization where management does not offer an appropriate rationale, or that are contrary to the best interest of existing shareholders

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Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

Amendments to by-laws which would require super-majority shareholder votes to pass or repeal certain provisions

Classified boards of directors

Re-incorporation into a state which has more stringent anti-takeover and related provisions

Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

Excessive compensation or non-salary compensation related proposals

Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

Traditionally, shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under our fiduciary obligations, it is typically inappropriate to use client assets to carry out such social agendas or purposes. Therefore, shareholder proposals are examined closely for their effect on the best interest of shareholders (economic impact) and the interests of our clients, the beneficial owners of the securities. In certain cases, an alternate course of action may be chosen for a particular account if socially responsible proxy voting or shareholder activism is a component of the client’s investment mandate.

When voting shareholder proposals, initiatives related to the following items are generally supported:

Auditors attendance at the annual meeting of shareholders

Election of the board on an annual basis

Equal access to proxy process

Submit shareholder rights plan poison pill to vote or redeem

Revise various anti-takeover related provisions

Reduction or elimination of super-majority vote requirements

Anti-greenmail provisions

We generally will not support shareholders in the following initiatives:

Requiring directors to own large amounts of stock before being eligible to be elected

Restoring cumulative voting in the election of directors

Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts of restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principals.

On occasion, we will elect to “take no action” when it is determined that voting the proxy will result in share blocking, which prevents us from trading that specific security for an uncertain period of time prior to the next annual meeting. Additionally, we may “take no action” if the economic effect on shareholders’ interests or the value of the portfolio holdings is indeterminable or insignificant.

Proxy Committee

The Proxy Committee is responsible for voting proxies in accordance with Parametric Portfolio Associates’ Proxy Voting Policy. The committee maintains all necessary corporate meetings, executes voting authority for those meetings, and maintains records of all voting decisions.

The Proxy Committee consists of the following staff:

Proxy Administrator

Proxy Administrator Supervisor

Portfolio Management Representative

Chief Investment Officer

In the case of a conflict of interest between Parametric Portfolio Associates and its clients, the Proxy Committee will

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meet to discuss the appropriate action with regards to the existing voting policy or outsource the voting authority to an independent third party.

Recordkeeping

Proxy Voting records are maintained for 5 years. Records can be retrieved and accessed via our third- party vendor.

In addition to maintaining voting records, Parametric Portfolio Associates maintains the following:

Current voting policy and procedures;

All written client requests as they relate to proxy voting; and,

Any material research documentation related to proxy voting.

To Obtain Proxy Voting Information

Clients have the right to access any voting actions that were taken on their behalf. Due to confidentiality, voting records will not be provided to any third party unless authorized by the client.

PROCEDURES:

These procedures should be read in connection with the Proxy Voting Policy.

All proxies must be voted when such voting authority has been authorized.

Non-routine proxies must be forwarded to the appropriate analyst/portfolio manager for review.

Analysts/portfolio managers must complete, sign and return the proxy forms.

Routine proposals will be voted in a manner consistent with the firm’s standard proxy voting policy and will be voted accordingly, unless notified otherwise by the analyst/portfolio manager.

Non-routine proposals (i.e., those outside the scope of the firm’s standard proxy voting policy) will be voted in accordance with analyst/portfolio manager guidance, and such rational will be documented via the Non-routine Proxy Voting Form (below).

Periodically, Parametric Compliance will distribute a list of potentially Conflicted Companies to the Proxy Administrator. This list consists of corporate affiliates and significant business partners and is prepared by the Parametric’s parent company Eaton Vance. When presented with proxies of Conflicted Companies, the Proxy Administrator shall:

If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the “Policies”), she will (i) inform the CCO and Chief Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein, or if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from members of the Proxy Committee.

If deemed necessary the Proxy Committee may seek instructions from:

The client, in the case of an individual or corporate client;

The Board of Directors, in the case of a Fund, or any committee identified by the board; or

The adviser, in situations where the adviser acts as a sub-adviser or overlay manager to such adviser.

If the client, Fund Board of Directors or adviser, as the case may be, does not instruct the adviser on how to vote the proxy, the adviser will generally vote according to the guidelines, in order to avoid the appearance of impropriety. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

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Westfield Capital Management Company, L.P.

Proxy Voting

Introduction

Westfield will offer to vote U.S. exchange traded proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance and we seek to vote all proxies in the best interests of our clients as investors. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Compliance Department (wcmcompliance@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Compliance team will:

•	oversee the vendor; this includes performing periodic audits of the proxy votes and conducting periodic due diligence;
•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;
•	prepare and distribute proxy reports for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. With the exception of those clients invested in Westfield’s Sustainable Growth Equity (“SGE”) Strategy, clients who do not designate a specific set of voting guidelines will be assigned the Standard Guidelines. SGE clients vote in accordance with the Sustainability Guidelines unless they select another policy. A copy of ISS’ voting guidelines is located at the end of this policy.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests. With limited exceptions, an analyst or portfolio manager may request to override the Standard Guidelines at any time before the votes have been cast. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or manager’s attention. If the analyst or manager chooses to vote against the vendor’s stated guidelines in any instance,

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he/she must make the request in writing and provide rationale for the vote against stated guidelines. No analyst or portfolio manager overrides are permitted in either the Taft-Hartley or SRI Guidelines.

Non-U.S Proxies

With the exception of ADRs and foreign domiciled securities that trade on U.S. exchanges, Westfield will not vote non-U.S. proxies.

Conflicts of Interest

Compliance is responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Since our business is solely focused on providing investment advisory services, it is unlikely that a material conflict will arise in connection with proxy voting. Additionally, per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance team. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation.

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name
•	meeting agenda
•	how the account voted on each agenda item
•	whether the account vote was in-line or against management recommendation
•	rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect for the past ten years;

•	electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•	records of each vote cast for each client;
•	documents created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;
•	disclosure documentation to clients on how they may obtain information on how we voted their securities
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United States

Concise Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published January 22, 2016

www.issgovernance.com

© 2016 ISS | Institutional Shareholder Services

2016 U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS’ 2016 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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2016 U.S. Concise Proxy Voting Guidelines

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.
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2016 U.S. Concise Proxy Voting Guidelines

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:

›	The company’s response, including:
› Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
› Specific actions taken to address the issues that contributed to the low level of support;
› Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;

›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,

›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

›	The level of impairment of shareholders’ rights caused by the provision;
›	The disclosed rationale for adopting the provision;
›	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

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›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[6].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;

›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

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Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;

›	Management’s track record;

›	Background to the contested election;

›	Nominee qualifications and any compensatory arrangements;

›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and

›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
	›	The company’s use of authorized shares during the last three years

›	The Current Request:
	›	Disclosure in the proxy statement of the specific purposes of the proposed increase;

	›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
	›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
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2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices7, this analysis considers the following:

1.	Peer Group[8] Alignment:

7 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[9] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

›	Realizable pay[10] compared to grant pay; and

›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

8 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

9 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

10 ISS research reports include realizable pay for S&P1500 companies.

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›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
› CIC payments exceeding 3 times base salary and average/target/most recent bonus;
› CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
› CIC payments with excise tax gross-ups (including “modified” gross-ups);

›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

›	The company’s response, including:
	›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
	›	Specific actions taken to address the issues that contributed to the low level of support;
	›	Other recent compensation actions taken by the company;
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›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[11] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

	›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
	›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
	›	Automatic single-triggered award vesting upon a change in control (CIC);
	›	Discretionary vesting authority;
	›	Liberal share recycling on various award types;
	›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:

	›	The company’s three year burn rate relative to its industry/market cap peers;

	›	Vesting requirements in most recent CEO equity grants (3-year look-back);
	›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
	›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
	›	Whether the company maintains a claw-back policy;

	›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

›	Any other plan features are determined to have a significant negative impact on shareholder interests.

11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
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›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company’s current level of disclosure regarding its environmental and social performance.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

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Executive Summary

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2016 Taft-Hartley U.S. Proxy Voting Guidelines Summary

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2016 Taft-Hartley U.S. Proxy Voting Guidelines Summary

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2016 Taft-Hartley U.S. Proxy Voting Guidelines Summary

INTRODUCTION

The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

•	Corporate policies that affect job security and wage levels;

•	Corporate policies that affect local economic development and stability;

•	Corporate responsibility to employees, communities and the environment; and

•	Workplace safety and health issues.

Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in full conformity with the AFL-CIO proxy voting policy.

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BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on individual director nominees are always made on a case-by-case basis. Specific director nominee withhold/against votes can be triggered by one or more of the following factors :

Board Independence

Without independence from management, the board and/or its committees may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

›	Lack of board and key board committee independence (fully independent audit, compensation, and nominating committees);
›	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
›	Lack of an independent board chair;
›	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees); or
›	Failure to establish any key board committees (i.e. audit, compensation, or nominating).

Board Competence

Companies should seek a diverse board of directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

›	Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation; or
›	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty.

Board Accountability

Practices that promote accountability include; transparency into a company’s governance practices, annual board elections, and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

Problematic Takeover Defenses

›	The board lacks accountability and oversight due to the presence of problematic governance provisions, coupled with long-term poor corporate performance relative to peers;

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›	If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may recommend votes against or withhold votes from any or all of the nominees up for election, with the exception of new nominees;
›	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature; or
›	The board adopts a pill or makes a material adverse change to an existing pill without shareholder approval.

Problematic Compensation Practices/Pay-for-Performance Misalignment

Performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation (including perquisites and cash or equity awards).

Vote against or withhold votes from members of the Compensation Committee and potentially the full board if :

›	There is a misalignment between CEO pay and company performance (see Pay-for-Performance policy);
›	The company maintains problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;

›	The company fails to submit one-time transfers of stock options to a shareholder vote;
›	The company fails to fulfill the terms of a burn rate commitment they made to shareholders; or
›	There is evidence that management/board members are using company stock in hedging activities.

Vote case-by-case on Compensation Committee members (or, potentially, the full board) and the Management Say-on-Pay proposal if:

›	The company’s previous say-on-pay proposal received low levels of investor support, taking into account:
›	The company’s response, including: a) disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support; b) specific actions taken to address the issues that contributed to the low level of support; c) other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Problematic Audit-Related Practices

Performance of audit committee members concerning the approval of excessive non-audit fees, material weaknesses, and/or the lack of auditor ratification upon the proxy ballot;

Vote against or withhold votes from the members of the Audit Committee when:

›	Consulting (i.e. non-audit) fees paid to the auditor are excessive;
›	Auditor ratification is not included on the proxy ballot;
›	The company receives an adverse opinion on the company’s financial statements from its auditor;
›	There is evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

›	Poor accounting practices such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, exist. Poor accounting practices may warrant voting against or withholding votes from the full board.

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Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

›	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
›	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company’s ownership structure;
›	The company’s existing governance provisions;
›	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders’ ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:

›	The level of impairment of shareholders’ rights caused by the provision;
›	The company’s or the board’s rationale for adopting the provision;
›	The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

›	The presence of problematic governance practices including interlocking directorships, multiple related-party transactions, excessive risk-taking, imprudent use of corporate assets, etc.;
›	Inadequate CEO succession planning, including the absence of an emergency and non-emergency/orderly CEO succession plan;

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›	Material failures of governance, stewardship, risk oversight[1], or fiduciary responsibilities at the company, failure to replace management as appropriate, flagrant or egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
›	Chapter 7 bankruptcy, Securities & Exchange Commission (SEC) violations or fines, and criminal investigations by the Department of Justice (DOJ), Government Accounting Office (GAO) or any other federal agency.

Director Performance Evaluation

Many institutional investors believe long-term financial performance and the appropriateness of governance practices should be taken into consideration when determining vote recommendations with regard to directors in uncontested elections. When evaluating whether to vote against or withhold votes from director nominees, Taft-Hartley Advisory Services will evaluate underperforming companies that exhibit sustained poor performance as measured by total returns to shareholders over a one- and three-year period.

Taft-Hartley Advisory Services views deficient oversight mechanisms and the lack of board accountability to shareholders especially in the context of sustained poor performance, as problematic. As part of our framework for assessing director performance, Taft-Hartley Advisory Services will also evaluate board accountability and oversight at companies that demonstrate sustained underperformance. A governance structure that discourages director accountability may lead to board and management entrenchment. For example, the existence of several anti-takeover provisions* has the cumulative effect of deterring legitimate tender offers, mergers, and corporate transactions that may have ultimately proved beneficial to shareholders. When a company maintains entrenchment devices, shareholders of poorly performing companies are left with few effective routes to beneficial change.

Taft-Hartley Advisory Services will assess the company’s response to the ongoing performance issues, and consider recent board and management changes, board independence, overall governance practices, and other factors that may have an impact on shareholders. If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, Taft-Hartley Advisory Services may also consider the company’s five-year total shareholder return and five-year operational metrics in our evaluation.

*Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability for shareholders to call special meetings;
›	The inability for shareholders to act by written consent;
›	A dual-class structure; and/or
›	A non-shareholder approved poison pill.

Taft-Hartley Advisory Services Recommendation: Vote against or withhold votes from all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

1 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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Board Responsiveness

Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Boards should also be sufficiently responsive to high against/withhold votes on directors. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company. Vote against or withhold votes from individual directors, committee members, or the entire board as appropriate if:

›	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against votes;
›	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
›	The board failed to act on a shareholder proposal that received approval by a majority of the shares cast the previous year; or
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

Taft-Hartley Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates);
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Directors

Board independence from management is of vital importance to a company and its shareholders. Accordingly, Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company’s paid advisors or consultants; a personal services contract with the company; family relationships of an executive or director of the company; interlocks with other

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companies on which the company’s chairman or chief executive officer is also a board member; and service with a non-profit organization that receives significant contributions from the company.

Non-independent Chairperson

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company’s business. Many institutional investors believe there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value.

Taft-Hartley Advisory Services Recommendation:

›	Generally vote against or withhold votes from any non-independent director who serves as board chairman.
›	Generally vote against or withhold votes from a CEO who is also serving in the role of chairman at the same company.
›	Generally support shareholder proposals calling for the separation of the CEO and chairman positions.
›	Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Board Structure

Taft-Hartley Advisory Services supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. Classified boards can also reduce director accountability by insulating directors, at least for a certain period of time, from the consequences of their actions. Continuing directors who are responsible for a problematic governance issue at the board/committee level would avoid shareholders’ reactions to their actions because they would not be up for election in that year. In these cases, the full board should be responsible for the actions of its directors.

Taft-Hartley Advisory Services Recommendation:

›	Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.
›	Vote for management or shareholder proposals to repeal a company’s classified board structure.
›	If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, Taft-Hartley Advisory Services may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

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Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal board size, there is an acceptable range that companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

Proposals seeking to set board size will be evaluated on a case-by-case basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals.

Taft-Hartley Advisory Services Recommendation:
›	Generally vote against any proposal seeking to amend the company’s board size to fewer than five seats.
›	Generally vote against any proposal seeking to amend the company’s board size to more than fifteen seats;
›	Evaluate board size on a case-by-case basis and consider withhold or against votes or other action at companies that have fewer than five directors and more than 15 directors on their board.

Majority Threshold Voting Requirement for Director Elections

Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.

Cumulative Voting

Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control.

With the advent and prevalence of majority voting for director elections, shareholders now have greater flexibility in supporting candidates for a company’s board of directors. Cumulative voting and majority voting can work together operationally, with companies electing to use majority voting for uncontested elections and cumulative voting for contested elections to increase accountability and ensure minority representation on the board. In contested elections, similar to cumulative voting, proxy access allows shareholder access to the ballot without a veto from the nominating committee, but unlike cumulative voting, it also requires majority support to elect such directors.

Taft-Hartley Advisory Services recommends votes against proposals to eliminate cumulative voting, and votes for proposals to allow cumulative voting unless: 1) The company has adopted a majority vote standard, with a carve-out for plurality voting in contested board elections, and a director resignation policy to address failed elections; and 2) company has proxy access thereby allowing shareholders to nominate directors to the company’s ballot.

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Shareholder Access to the Proxy

Many investors view proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.

Taft-Hartley Advisory Services Recommendation: Vote case-by-case on proposals to provide shareholders the ability to nominate director candidates to be included on management’s proxy card, taking into account, among other factors:

›	Company-specific factors including:
›	Responsiveness to shareholders (e.g. failing to implement majority-supported shareholder proposals);
›	Board and key committee independence;
›	Problematic governance and compensation practices; and
›	Past accounting or financial issues such as restatements.
›	Proposal-specific factors, including:
›	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
›	The maximum proportion of directors that shareholders may nominate each year; and
›	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Poison Pills

Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services generally recommends votes for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills. Taft-Hartley Advisory Services will recommend a vote against or withhold votes from boards where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision.

CAPITAL STRUCTURE

Increase Authorized Common Stock

Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will recommend a vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will recommend a vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

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Dual Class Structures

Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will recommend a vote for a one share, one vote capital structure, and a vote against the creation or continuation of dual class structures.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Taft-Hartley Advisory Services reviews proposals to create or abolish preemptive rights on a case-by-case basis.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments - such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote recommend a vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including past board performance, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

AUDITOR RATIFICATION

Auditor Independence

Ratifying auditors is no longer a routine procedure. The wave of accounting scandals at companies in the over the past decade underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The ratio of non-audit services to total revenues at the large accounting firms grew significantly leading up to the accounting scandals. Taft-Hartley Advisory Services believes the ratio of non-audit fees should make up no more than one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor’s objectivity

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Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Taft-Hartley Advisory Services recommends a vote against ratification of a company’s auditor if it receives more than one-quarter of its total fees for consulting and a vote against or withhold votes from Audit Committee members when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.

Disclosures Under Section 404 of Sarbanes-Oxley Act

Section 404 of the Sarbanes-Oxley Act requires that companies document and assess the effectiveness of their internal financial controls. Companies with significant material weaknesses identified in the Section 404 disclosures potentially have ineffective internal financial reporting controls. This may lead to inaccurate financial statements, which hampers shareholders’ ability to make informed investment decisions, and may lead to destruction of public confidence and shareholder value. Taft-Hartley Advisory Services will recommend a vote against management proposals to ratify auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

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MERGERS, ACQUISITIONS, AND TRANSACTIONS

Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft-Hartley Advisory Services opposes corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Mergers and Acquisitions

Taft-Hartley Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following factors:

›	Impact of the merger on shareholder value;
›	Perspective of ownership (target vs. acquirer) in the deal;
›	Form and mix of payment (i.e. stock, cash, debt, etc.);
›	Fundamental value drivers behind the deal;
›	Anticipated financial and operating benefits realizable through combined synergies;
›	Offer price (cost vs. premium);
›	Change-in-control payments to executive officers;
›	Financial viability of the combined companies as a single entity;
›	Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm’s length? Was any portion of the process tainted by possible conflicts of interest?

›	Fairness opinion (or lack thereof);
›	Changes in corporate governance and their impact on shareholder rights;
›	What are the potential legal or environmental liability risks associated with the target firm?
›	Impact on community stakeholders and employees in both workforces; and
›	How will the merger adversely affect employee benefits like pensions and health care?

Reincorporation

Taft-Hartley Advisory Services reviews proposals to change a company’s state of incorporation on a case-by-case basis. Taft-Hartley Advisory Services will recommend a vote for proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. Taft-Hartley Advisory Services will recommend a vote against proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit will be evaluated.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Taft-Hartley Advisory Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

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EXECUTIVE COMPENSATION

Stock Option Plans

Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, annual burn rate, executive concentration ratios, pay-for-performance and the presence of any repricing provisions. Taft-Hartley Advisory Services supports plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Taft-Hartley Advisory Services will recommend a vote for option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, against votes will be recommended for plans that offer unreasonable benefits to executives that are not available to other employees.

Problematic Compensation Practices

Poor disclosure, the absence or non-transparency of disclosure and poor plan design of compensation payouts lead to excessive executive compensation practices that are detrimental to shareholders. Poorly designed plans or those lacking in transparency can be reflective of a poorly performing compensation committee or board. Taft-Hartley Advisory Services will generally recommend votes against management “Say on Pay” (MSOP) proposals and will consider recommending against compensation committee members and/or the CEO on a case-by-case basis if the company has problematic compensation practices. In addition, Taft-Hartley Advisory Services may consider recommending a vote against the entire board if the whole board was involved in and contributed to egregious compensation practices.

Proposals to Limit Executive and Director Pay

Taft-Hartley Advisory Services recommends votes for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also recommend a vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

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Golden Parachutes

Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft-Hartley Advisory Services recommends votes for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and generally opposes proposals to ratify golden parachutes if certain considerations are not met.

Options Backdating

Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.

Employee Stock Ownership Plans (ESOPs)

Taft-Hartley Advisory Services generally recommends votes for ESOPs which allow a company’s employees to acquire stock in the company at a slight discount. Such plans help link employees’ self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

Taft-Hartley Advisory Services evaluates executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Taft-Hartley Advisory Services will recommend a vote against management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Taft-Hartley Advisory Services will recommend a vote against or withhold votes from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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Vote against an equity plan on the ballot if:

›	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration: a) magnitude of pay misalignment; b) contribution of non-performance-based equity grants to overall pay; and c) the proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

Taft-Hartley Advisory Services supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Taft-Hartley Advisory Services provides specific narrative explanations for votes on these types of shareholder proposals. Taft-Hartley Advisory Services evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Taft-Hartley Advisory Services’ clients select investment strategies and criteria for their portfolios. Taft-Hartley Advisory Services views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Taft-Hartley Advisory Services votes consistent with the economic best interests of the participants and beneficiaries to create “high road” shareholder and economic value.

In most cases, Taft-Hartley Advisory Services supports proposals that request management to report to shareholders information and practices that would help in evaluating the company’s operations and risk exposures. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Taft-Hartley Advisory Services supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company’s legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES Principles

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company’s financial well-being.

Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Taft-Hartley Advisory Services supports proposals that improve a company’s public image, reduce exposure to

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liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Taft-Hartley Advisory Services recommends votes for the adoption of the CERES Principles and for reporting to shareholders on environmental issues.

Corporate and Supplier Codes of Conduct

Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.

Taft-Hartley Advisory Services Recommendation:

›	Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).
›	Support the implementation and reporting on ILO codes of conduct.
›	Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.
›	Support requests that a company conduct an assessment of the human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.

Political Contributions, Lobbying Reporting & Disclosure

Changes in legislation that govern corporate political giving have, rather than limiting such contributions, increased the complexity of tracking how much money corporations contribute to the political process and where that money ultimately ends up. A company’s involvement in the political process could impact shareholder value if such activities are not properly overseen and managed.

Taft-Hartley Advisory Services Recommendation:

›	Support reporting of political and political action committee (PAC) contributions.
›	Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.
›	Generally support shareholder proposals requesting companies to review and report on their political lobbying activities including efforts to influence governmental legislation.
›	Vote against shareholder proposals asking to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

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Greenhouse Gas Emissions

Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat. Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.

Sustainability Reporting and Planning

The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Taft-Hartley Advisory Services generally supports shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.

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Workplace Safety

In light of recent fatal accidents at oil refineries (Tesoro – Anacortes refinery, April 2010; and BP – Texas City refinery, March 2005), the 2010 BP Deepwater Horizon incident in the Gulf of Mexico, and the explosion at Massey Energy’s Upper Big Branch mine in 2010, shareholders have sought greater transparency and accountability regarding workplace safety by filing resolutions at a number of corporations.

Taft-Hartley Advisory Services supports shareholder proposals requesting requests for workplace safety reports, including reports on accident risk reduction effort.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Executive Summary

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that companies in which they invest conduct their business in a socially and environmentally responsible manner.

The dual objectives carry through to the proxy voting activity, after the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with economic returns to shareholders and good corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed SRI proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual funds. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEPFI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, the SRI guidelines are based on a commitment to create and preserve economic value and to advance principles of corporate governance best practice consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider recent and company-specific information in arriving at our decisions. Where Social Advisory Services acts as a voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account new social and environmental issues and the latest trends and developments in corporate governance.

The guidelines evaluate management and shareholder proposals as follows:

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MANAGEMENT PROPOSALS

1. Board of Directors

Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.

Social Advisory Services will generally oppose slates of director nominees that are not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Social Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks, and from members of the nominating committee, with the exception of new nominees, where the board lacks gender or racial diversity. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO and requests to adopt cumulative voting, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board's failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year.

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Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.

4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price pro visions, greenmail, supermajority vote requirements, and confidential voting.

Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking and other unsustainable practices that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.

Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures. Equity plan proposals are considered on a case-by-case basis using a binomial pricing model that estimates the cost of a company’s stock-based incentive programs. Plan features and any recent controversies surrounding a company’s pay practices are also

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factored into the analysis of compensation proposals. Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.

Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;
›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image, or reduce its exposure to liabilities and risks.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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www.issgovernance.com

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2016 Sustainability Proxy Voting Guidelines

Executive Summary

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2016 Sustainability U.S. Proxy Voting Guidelines

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INTRODUCTION

ISS' Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment making decisions in order have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.

Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.

Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, the Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS' Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), CERES Principles, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.

On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.

These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. We note there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. To that end, Sustainability Advisory Services engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where Sustainability Advisory Services acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.

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MANAGEMENT PROPOSALS

1. Board of Directors

ISS' Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against/withhold votes from non-independent directors who sit on key board committees. In addition, Sustainability Advisory Services will generally vote against/withhold votes from directors individually, committee members, or potentially the entire board, for failure to failure to adequately guard against or manage ESG risks. The election of directors who have failed to attend a minimum of 75 percent of board meetings held during the year will be opposed.

Sustainability Advisory Services also supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against/withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.

2. Board Responsiveness

Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal the received the support of a majority of the shares in the previous year. Other factors we take into account when evaluating board responsiveness issues include: the board's failure to act on takeover offers where the majority of shares are tendered; at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority or a plurality of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

3. Auditors

While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.

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2016 Sustainability U.S. Proxy Voting Guidelines

4. Takeover Defenses / Shareholder Rights

Topics evaluated in this category include shareholders' ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.

Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.

5. Miscellaneous Governance Provisions

Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.

6. Capital Structures

Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.

Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.

7. Executive and Director Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay” or MSOP), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote AGAINST management say on pay (MSOP) proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.

Sustainability Advisory Services Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach.

8. Mergers and Corporate Restructurings

Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.

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2016 Sustainability U.S. Proxy Voting Guidelines

9. Mutual Fund Proxies

There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services Sustainability Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.

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2016 Sustainability U.S. Proxy Voting Guidelines

SHAREHOLDER PROPOSALS

10. Shareholder Proposals on Corporate Governance and Executive Compensation

Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.

11. Shareholder Proposals on Social and Environmental Topics

Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

›	The number and variety of shareholder resolutions on social and environmental issues has increased;
›	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
›	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
›	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.

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DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AN D EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits ), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

end of insert

End of westfield proxy policy

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APPENDIX C

ADDITIONAL INFORMATION ABOUT

THE FUNDS’ PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Set forth below are descriptions of the compensation arrangements utilized by each Fund’s Subadvisor(s) to compensate the portfolio managers of the Fund. Under the Trust’s manager of managers structure, each Fund pays a fee to the Advisor for investment advisory services, and the Advisor, in turn, compensates that Fund’s Subadvisor(s). Each Subadvisor is responsible for compensating its employees. Each portfolio manager’s compensation arrangements are established by the Subadvisor by whom the portfolio manager is employed. Neither the Trust nor the Advisor has any discretion or authority to determine the amount or the structure of an individual portfolio manager’s respective compensation arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities, including other registered investment companies, pooled investment vehicles that are not registered investment companies, and other investment accounts managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account. Specifically, a portfolio manager who manages multiple investment companies and/or other accounts is presented with potential conflicts of interest that may include, among others:

(i)	an inequitable distribution of the portfolio manager’s time and attention;

(ii)	the unequal distribution or allocation between accounts of a limited investment opportunity; and

(iii)	incentives, such as performance-based advisory fees, that relate only to certain accounts.

Set forth below is information regarding the other accounts for which each portfolio manager has day-to-day portfolio management responsibilities, as of March 31, 2016, unless otherwise noted. The accounts are classified into three categories: (i) registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on investment performance (“performance fees”), information regarding those accounts is presented separately.

Mercer US Large Cap Equity Fund

AJO, LP (“AJO”)

A team of portfolio managers is responsible for the day-to-day management of AJO’s allocated portion of the Fund’s portfolio. The team is led by Theodore R. Aronson, CFA, CIC; Stefani Cranston, CFA, CPA; Gina Marie N. Moore, CFA; Gregory J. Rogers, CFA; and Christopher J. Whitehead, CFA (the “AJO Team”).

Compensation Structure. Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other principals, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are

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generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.

Ownership of Fund Shares. As of March 31, 2016, none of AJO’s portfolio managers beneficially owned any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, the AJO Team manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	14	$ 3,997.24	1	$ 168.83
Other Pooled Investment Vehicles	16	$ 3,596.18	1	$ 67.97
Other Accounts	106	$ 16,270.46	53	$ 6,302.51

Potential Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the Fund alongside other accounts. For example, the portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and the other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar mandate of the same size are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.

Brandywine Global Investment Management, LLC (“Brandywine”)

The portfolio managers who are primarily responsible for the day-to-day management of Brandywine’s allocated portion of the Fund’s portfolio are Patrick Kaser and James Clarke.

Compensation. All portfolio managers, research analysts and traders earn a competitive base salary and a bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine has found

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that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine’s staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine believes that its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships it has also served as an excellent tool in achieving high levels of employment retention and commitment to Brandywine Global.

Ownership of Fund Shares. As of March 31, 2016, Messrs. Kaser and Clarke did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Kaser manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$2,736.1	0	$0
Other Pooled Investment Vehicles	4	$52.0	0	$0
Other Accounts	27	$2,123.2	2	$6.9

In addition to the Fund, Mr. Clarke manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$2,736.1	0	$0
Other Pooled Investment Vehicles	5	$58.3	0	$0
Other Accounts	27	$2,123.2	2	$6.9

Potential Conflicts of Interest. Brandywine Global does not anticipate any actual or potential conflicts of interest in providing its investment management services other than those conflicts generally experienced by investment advisers and set forth in Brandywine Global’s Form ADV Part 2A. Brandywine Global has adopted policies and procedures that it believes are reasonably designed to address the potential conflicts of interest that may arise in administering its investment management obligations.

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Columbia Management Investment Advisers, LLC (“Columbia”)

The portfolio managers who are primarily responsible for the day-to-day management of Columbia’s allocated portion of the Fund’s portfolio are Thomas Galvin, CFA, Richard Carter, and Todd Herget.

Compensation Structures. Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental,

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Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Ownership of Fund Shares. As of March 31, 2016, Messrs. Galvin, Herget and Carter did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Galvin manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$7,542.996	0	$0
Other Pooled Investment Vehicles	3	$342.233	0	$0
Other Accounts	2,663	$5,148.15	3	$1,000

In addition to the Fund, Mr. Herget manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$7,542.996	0	$0
Other Pooled Investment Vehicles	3	$342.233	0	$0
Other Accounts	2,667	$5,135.734	3	$1,000

In addition to the Fund, Mr. Carter manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	6	$7,542.996	0	$0
Other Pooled Investment Vehicles	3	$342.233	0	$0
Other Accounts	2,667	$5,136.418	3	$1,000

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Potential Conflicts of Interest. Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia and the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.

A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although Columbia has entered into a personnel sharing arrangement with Threadneedle, Columbia and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the Funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the Funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of Columbia and Threadneedle may be on opposite sides of a trade execution for a Fund at the same time.

“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.

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Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.

A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.

HS Management Partners, LLC (“HSMP”)

The portfolio manager who is primarily responsible for the day-to-day management of HSMP’s allocated portion of the Fund’s portfolio is Harry W. Segalas.

Compensation. Harry W. Segalas is the portfolio manager, and the Managing Partner and Chief Investment Officer of HSMP. As a Partner, Harry’s remuneration is based on a percentage of the profits of HSMP, and in addition, HSMP makes an annual contribution to his health savings account and an annual profit sharing contribution to his HSMP 401(k) account. HSMP’s sole source of operating revenue is management fees.

Ownership of Fund Shares. As of March 31, 2016, Mr. Segalas did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Segalas manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	6	$359	0	$0
Other Accounts	202	$2,606	0	$0

Potential Conflicts of Interest. The portfolio manager’s management of other accounts (collectively, the “Other Accounts”) may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on one hand, and the investments of the Other Accounts, on the other. The Other

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Accounts might have the same strategy and policies as the Fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund.

HSMP manages investment advisory accounts for various types of clients only on a discretionary basis, and charges its clients an investment advisory fee based on a percentage of an account’s assets under management (clients may have different fee schedules and some clients aggregate their assets to benefit from a lower fee tier). In addition, HSMP manages accounts for its employees and their family members, and neither employees nor their spouses and children pay an advisory fee, but their accounts are managed according to the same equity strategy HSMP uses for all its other clients including the Fund. As a result, employee accounts will generally hold the same securities as HSMP’s other clients, and where trades are aggregated, HSMP’s employee and related accounts will generally participate in the same transactions on an aggregated basis. Charging different fee rates to different accounts provides HSMP a financial incentive to favor those clients that pay the most in fees. Similarly, managing employee and client accounts under the same stategy provides HSMP an incentive to favor employee over other client accounts, including the Fund.

However, HSMP seeks to implement its sole investment strategy (HSMP Concentrated Quality Growth Equity strategy) fairly across all accounts over time without regard for their advisory fees or employee association, in accordance with HSMP’s guidelines for order aggregation and allocation processes. For example, HSMP’s trading and allocation guidelines primarily focus on account size and type, account restrictions, target percentage holdings, and available account cash, among other factors, regardless of advisory fees or employment status. Absent certain circumstances like client restrictions and directed brokerage, employee accounts will generally participate in the same aggregated brokerage orders as other clients at the same average price and brokerage cost. In addition, HSMP’s trade orders specify in writing the identity of the client or trading group. Moreover, HSMP typically invests in highly liquid stocks; therefore, participation of employee accounts in an order is unlikely to materially affect the price or availability of shares for HSMP’s other clients including the Fund.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”)

The portfolio managers who are primarily responsible for the day-to-day management of O’Shaughnessy’s allocated portion of the Fund’s portfolio are James O’Shaughnessy and Christopher Meredith.

Compensation. Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include: (i) cash bonus and (ii) equity in O’Shaughnessy Asset Management, LLC. Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include: (i) revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio

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manager; (ii) contribution to the business objectives of O’Shaughnessy; (iii) market compensation survey research by independent third parties; and (iv) other qualitative factors, such as contributions to client objectives.

Ownership of Fund Shares. As of March 31, 2016, Messrs. O’Shaughnessy and Meredith did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Messrs. O’Shaughnessy and Meredith each manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	12	$ 2,869.5	0	$0.00
Other Pooled Investment Vehicles	1	$ 35.8	0	$0.00
Other Accounts*	2,897	$ 2,523.2	1	$47.9

* Includes separate accounts managed under certain “wrap fee programs.”

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Potential Conflicts of Interest. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, O’Shaughnessy may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Except as described above, the portfolio managers of each Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent O’Shaughnessy has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in O’Shaughnessy’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If O’Shaughnessy manages accounts that engage in short sales of securities of the type in which the Fund invests, O’Shaughnessy could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. O’Shaughnessy has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Joseph Zeck, CFA.

Compensation. Compensation of investment professionals at Parametric has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). Cash bonuses are determined based on a target percentage of Parametric’s profits. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

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The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.
•	Employees are eligible for Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.
•	Ownership stake in Parametric Portfolio LP for key employees.
•	Profit Sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the Profit Sharing is 20% per year from the employee’s start date.

Ownership of Fund Shares. As of March 31, 2016, Messrs. Henne, Fong and Zeck did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Henne manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	40	$1,393.83	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	468	$58,258.96	0	$0

In addition to the Fund, Messrs. Fong and Zeck each manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	19	$352.92	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	57	$6,431.48	0	$0

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. Parametric compliance policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest

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including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a sub-advisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Parametric’s compliance department monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Throughout the year Parametric’s compliance department will perform ongoing compliance testing, and will consider whether any new or unidentified potential conflicts of interest between Parametric and its clients have arisen. Parametric’s compliance department will also review information disclosed in Form ADV Parts 1 and 2, making revisions and updates as needed. If it is determined that a gap in Parametric’s policies and procedures exists, Parametric’s compliance department will work with management to promptly develop and adopt policies and procedures reasonably designed to address such potential conflict(s).

Mercer US Small/Mid Cap Equity Fund

GW&K Investment Management

Portfolio Manager compensation is a formula that balances investment management results over 1, 3 and 5 year periods versus the benchmark and peer universe. Compensation is comprised of a base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 3 components:

☐	Performance Relative to Peers
☐	Risk-Adjusted Performance Relative to Index
☐	Discretionary

·            Daniel L. Miller, CFA, Partner, Director of Equities, joined GW&K in 2008. Mr. Miller began managing GW&K’s Small/Mid Cap Core Strategy in 2008.

·           Jeffrey W. Thibault, CFA, Partner, Portfolio Manager, joined GW&K in 2004. Mr. Thibault has been managing GW&K’s Small/Mid Cap Core Strategy since the Strategy’s inception in 2006.

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Ownership of Fund Shares. As of March 31, 2016, Messrs. Miller and Thibault did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Miller manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$459	0	$0
Other Pooled Investment Vehicles	1	$203	0	$0
Other Accounts	5,463	$3,878	1	$187

In addition to the Fund, Mr. Thibault manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	2	$417	0	$0
Other Pooled Investment Vehicles	1	$203	0	$0
Other Accounts	3,420	$2,457	1	$187

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

The allocated portion of the fund’s portfolio managed by Loomis Sayles is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Loomis Sayles’ allocated portion of the fund’s portfolio are Mark F. Burns, CFA, and John J. Slavik, CFA.

Compensation. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

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While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. The 1 year period may be eliminated for some products (large cap growth, all cap growth, and global growth). Longer-term performance (3 and 5 (or 7 years for large cap growth, all cap growth, and global growth) years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year or 3 years for large cap growth, all cap growth, and global growth). In addition, the performance measurement for equity compensation incorporates a consistency metric using longer term (3, 5, etc.) rolling return compared to the peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. The external benchmark used as a secondary comparison for the SMID Cap Growth Strategy is the Russell 2500 Growth Index. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
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•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Fund Shares. As of March 31, 2016, Messrs. Slavik and Burns did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Burns manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$1.616	0	$0
Other Pooled Investment Vehicles	1	$13.5	0	$0
Other Accounts	27	$533.0	0	$0

In addition to the Fund, Mr. Slavik manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	4	$1.616	0	$0
Other Pooled Investment Vehicles	1	$13.5	0	$0
Other Accounts	29	$532.4	0	$0

Potential Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio

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manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

LSV Asset Management (“LSV”)

The portfolio managers who are responsible for the day-to-day management of LSV’s allocated portion of the Fund’s portfolio are Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight, and Guy Lakonishok, CFA.

Compensation. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. Compensation is not tied to performance or investment return.

Ownership of Fund Shares. As of March 31, 2016, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers. Other than the Fund, Messrs. Josef Lakonishok, Vermeulen, Mansharamani, Sleight and Guy Lakonishok manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	33	$15,444	0	$0
Other Pooled Investment Vehicles	51	$16,267	5	$495
Other Accounts	426	$55,125	42	$9,201

Potential Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. In some cases, LSV has entered into individualized performance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures, including quarterly reviews of allocation of investment opportunities among clients and allocation of partially-filled block trades to monitor for these

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potential conflicts and to ensure that investment opportunities are fairly allocated to all clients. Conflicts are monitored by LSV Compliance and senior management.

NWQ Investment Management Company, LLC (“NWQ”)

The portfolio managers who are primarily responsible for the day-to-day management of NWQ’s allocated portion of the Fund’s portfolio are Phyllis G. Thomas, CFA and Andy Hwang.

Compensation. NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals, including Ms. Thomas and Mr. Hwang, are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan Compensation Survey, and regularly benchmarks employees’ salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2, and 3 year basis. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and which vests over the next several years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a similar manner as portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees among others.

Ownership of Fund Shares. As of March 31, 2016, Ms. Thomas and Mr. Hwang did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Ms. Thomas manages:

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	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$ 685.5	0	$0
Other Pooled Investment Vehicles	2	$ 96.3	0	$0
Other Accounts*	1062	$ 1,618.0	0	$0

*	This total includes institutional separate accounts, managed accounts (i.e. wrap), RIA/dual contract accounts and Unified Managed Account (“UMA”) assets.

In addition to the Fund, Mr. Hwang manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	3	$ 685.5	0	$0
Other Pooled Investment Vehicles	2	$ 96.3	0	$0
Other Accounts*	1062	$ 1,618.0	0	$0

*	This total includes institutional separate accounts, managed accounts (i.e. wrap), RIA/dual contract accounts and Unified Managed Account (“UMA”) assets.

Potential Conflicts of Interest. Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing
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orders in a manner that seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Parametric Portfolio Associates LLC (“Parametric”)

The portfolio managers who are primarily responsible for the day-to-day management of Parametric’s allocated portion of the Fund’s portfolio are Justin Henne, CFA, Ricky Fong, CFA and Joseph Zeck, CFA.

Compensation. Compensation of investment professionals at Parametric has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. (“EVC”). Cash bonuses are determined based on a target percentage of Parametric’s profits. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

The firm also maintains the following arrangements:

•	Employment contracts for key investment professionals and senior leadership.
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•	Employees are eligible for Eaton Vance equity grants that vest over a 5-year period from grant date. The vesting schedule for each grant is 10% in year 1, 15% in year 2, 20% in year 3, 25% in year 4, and 30% in year 5.

•	Ownership stake in Parametric Portfolio LP for key employees.

•	Profit Sharing that vests over a 5-year period from employee’s start date. The vesting schedule for the Profit Sharing is 20% per year from the employee’s start date.

Ownership of Fund Shares. As of March 31, 2016, Messrs. Henne, Fong and Zeck did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Henne manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	40	$ 1,384.45	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	468	$ 58,258.96	0	$0

In addition to the Fund, Messrs. Fong and Zeck each manage:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	19	$ 343.54	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	57	$ 6,431.48	0	$0

Parametric utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

Potential Conflicts of Interest. Parametric has a fiduciary obligation to act at all times in the best interests of its clients. It is the responsibility of Parametric’s senior management in conjunction with Parametric’s compliance department to ensure the protection of client assets. Parametric compliance policies and procedures are designed to identify real and potential conflicts of interest, and further manage these conflicts of interest. Conflicts of interest may arise when Parametric places its own interests or the interests of its affiliates ahead of its clients’ interests, or when Parametric places the interests of certain clients ahead of other clients’ interests. Parametric regularly monitors and evaluates the nature of its business and other key relationships, including its affiliate relationships, in order to prevent material conflicts with its clients.

Conflicts of interest may arise for individual employees as well. To identify and assess potential conflicts of interest, all employees are required to disclose all external and internal potential conflicts of interest

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including, but not limited to, outside business activities, related persons employed in the securities industry, board membership, and any relationships with public companies.

Parametric anticipates that, in appropriate circumstances and consistent with the client’s investment objectives, it will cause accounts over which Parametric has management authority to recommend the purchase or sale of securities in which Parametric and/or its other clients, directly or indirectly, have a position or interest. From time to time, Parametric or its affiliates may also recommend to investment advisory clients or prospective clients the purchase or sale of mutual funds in which Parametric receives a sub-advisory fee. Subject to satisfying Parametric’s Code of Ethics policy and applicable laws, officers, directors and employees of Parametric may trade for their own accounts in securities that are recommended to and/or purchased for their clients.

Parametric’s Code of Ethics is designed to reasonably address conflicts of interest between Parametric and its clients and to ensure that the activities, interests and relationships of employees will not interfere with making decisions in the best interest of advisory clients. Parametric’s compliance department monitors employee trading to reasonably ensure that employees have complied with the restrictions outlined in the Code of Ethics, and to verify that employees are not taking advantage of their inside position.

Throughout the year Parametric’s compliance department will perform ongoing compliance testing, and will consider whether any new or unidentified potential conflicts of interest between Parametric and its clients have arisen. Parametric’s compliance department will also review information disclosed in Form ADV Parts 1 and 2, making revisions and updates as needed. If it is determined that a gap in Parametric’s policies and procedures exists, Parametric’s compliance department will work with management to promptly develop and adopt policies and procedures reasonably designed to address such potential conflict(s).

Westfield Capital Management Company, L.P. (“Westfield”)

Investment decisions for all product portfolios managed by Westfield are made by consensus of the Westfield Investment Committee, which is charged by William A. Muggia. Each member of the Westfield Investment Committee has input into the investment process and overall product portfolio construction. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities for the Fund. William A. Muggia, Ethan J. Meyers, CFA, John M. Montgomery, Hamlen Thompson and Bruce N. Jacobs, CFA.

Compensation. Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•	Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s
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individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•	Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who received equity interests in the firm entered into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

•	Investment Committee members may receive a portion of the performance-based fee earned from an account that is managed solely by Mr. Muggia. He has full discretion to grant such awards to any member of the Investment Committee.

Ownership of Fund Shares. As of March 31, 2016, Messrs. Muggia, Meyers, Montgomery, Jacobs and Thompson did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers.

In addition to the Fund, Mr. Muggia manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	10	$3,118.195	0	$0
Other Pooled Investment Vehicles	6	$355.586	1	$18.492
Other Accounts	456	$10,079.990	24	$1,265.826

In addition to the Fund, Mr. Meyers manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	9	$3,025.638	0	$0
Other Pooled Investment Vehicles	3	$318.594	0	$0
Other Accounts	407	$9,764.621	23	$1,171.423

In addition to the Fund, Mr. Montgomery manages:

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	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	9	$3,025.638	0	$0
Other Pooled Investment Vehicles	3	$318.594	0	$0
Other Accounts	410	$9,751.193	23	$1,171.423

In addition to the Fund, Mr. Jacobs manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	9	$3,025.638	0	$0
Other Pooled Investment Vehicles	3	$318.594	0	$0
Other Accounts	421	$9,750.617	23	$1,171.423

In addition to the Fund, Mr. Thompson manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	9	$3,025.638	0	$0
Other Pooled Investment Vehicles	3	$318.594	0	$0
Other Accounts	404	$9,752.593	23	$1,171.423

Potential Conflicts of Interest. The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio manager allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy. Client specific restrictions are monitored by the Compliance team.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee-managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are

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recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs periodic reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and any exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades will typically go last.

Because of our interest in receiving third party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships, and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team. Although we recognize the consultant or wrap program teams at such firms are usually separate and distinct from the brokerage teams, Westfield prohibits any member of our Marketing/Client Service team to provide input into brokerage selection.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance also reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts

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because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance also conducts regular reviews of client accounts to ensure procedures have been followed.

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MERCER FUNDS

PART C

OTHER INFORMATION

Item 28. EXHIBITS

(a)	Articles of Incorporation.

(1)	Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Registrant’s Amended and Restated Agreement and Declaration of Trust, effective as of May 16, 2005 is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(2)	Registrant’s Certificate of Trust, as filed with the State of Delaware on March 11, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 21, 2005.

(i)	Amendment to Registrant’s Certificate of Trust, as filed with the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(b)	By-Laws.

(1)	Registrant’s Amended and Restated By-Laws, effective as of May 16, 2005, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(c)	Instruments Defining Rights of Security Holders.

See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

See also, Article II, “Meetings of Shareholders,” and Article VII, “General Matters,” of the Registrant’s Amended and Restated By-laws, incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(d)	Investment Advisory Contracts.

(1)	Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investment Management, Inc. – filed herewith.
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(2)	Subadvisory Agreement between Mercer Investment Management, Inc. and AJO, LP, Subadvisor of Mercer US Large Cap Equity Fund – filed herewith.

(3)	Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC – filed herewith.

(4)	Subadvisory Agreement between Mercer Investment Management, Inc. and Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and Columbia Management Investment, Advisers LLC – filed herewith.

(5)	Subadvisory Agreement between Mercer Investment Management, Inc. and GW&K Investment Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund – filed herewith.

(6)	Subadvisory Agreement between Mercer Investment Management, Inc. and HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(7)	Subadvisory Agreement between Mercer Investment Management, Inc. and Loomis, Sayles & Company, L.P., Subadvisor of Mercer US Small/Mid Cap Equity Fund – filed herewith.

(8)	Subadvisory Agreement between Mercer Investment Management, Inc. and LSV Asset Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(i)	Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and LSV Asset Management – filed herewith.

(9)	Subadvisory Agreement between Mercer Investment Management, Inc. and NWQ Investment Management Company, LLC, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and NWQ Investment Management Company, LLC – filed herewith.

(10)	Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Equity
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Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC – filed herewith.

(11)	Subadvisory Agreement between Mercer Investment Management, Inc. and Parametric Portfolio Associates, LLC, Subadvisor of Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(12)	Subadvisory Agreement between Mercer Investment Management, Inc. and Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(e)	Underwriting Contracts.

(1)	Underwriting Agreement between the Registrant and MGI Funds Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors Inc., effective September 23, 2011, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, effective October 12, 2012, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iii)	Amendment to the Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, effective August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(f)	Bonus or Profit Sharing Contracts.

Not Applicable.

(g)	Custodian Agreements.

(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(i)	Amendment to Appendix A of the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.
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(ii)	Amendment to Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(iii)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(iv)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(2)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(h)	Other Material Contracts.

(1)	Administration Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), dated as of August 12, 2005, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company (successor by merger to Investors Bank & Trust Company), effective as of January 1, 2008, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(ii)	Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, effective as of July, 1, 2011, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iii)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of October 12, 2012, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(iv)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of August 14, 2013, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(v)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 4, 2013, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(vi)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company, dated as of December 2, 2014, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(2)	Amended and Restated Administrative Services Agreement between the Registrant and Mercer Investment Management, Inc., dated as of August 14, 2013, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(3)	Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2013.

(i)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(ii)	Amendment to Transfer Agency Services Agreement between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(4)	Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006.

(i)	Amendment to Selling/Services Agreement between the Registrant and MGI Funds Distributors, Inc., is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed with the SEC via EDGAR on December 30, 2011.

(5)	Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(i)	Legal Opinion.

(1)	Legal Opinion of Dechert LLP, counsel to the Registrant – filed herewith.

(j)	Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm for the Registrant – filed herewith.

(2)	Powers of Attorney.

(i)	Power of Attorney appointing Scott M. Zoltowski, Colin Dean and Patrick W.D. Turley as attorneys-in-fact and agents to Richard L. Nuzum, Harrison M. Bains, Jr., Adela M. Cepeda, and Gail A. Schneider, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.
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(k)	Omitted Financial Statements.

Not Applicable.

(l)	Initial Capital Agreements.

(1)	Letter of Understanding Relating to Initial Capital is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005.

(m)	Rule 12b-1 Plan.

(1)	Marketing and Shareholder Services Plan, relating to Class S Shares, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(2)	Marketing and Shareholder Services Plan, relating to Class Y-1 Shares, incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014.

(n)	Rule 18f-3 Plan.

(1)	Amended Multiple Class Plan pursuant to Rule 18f-3, effective August 14, 2013, on behalf of each series of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed with the SEC via EDGAR on August 14, 2013.

(o)	Reserved.

(p)	Codes of Ethics.

(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(2)	Code of Ethics Mercer Investment Management, Inc., the investment adviser of the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(3)	Code of Ethics of MGI Funds Distributors, LLC, underwriter of the Registrant, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 29, 2005.

(4)	Code of Ethics of AJO, LP, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(5)	Code of Ethics of Brandywine Global Investment Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(6)	Code of Ethics of Columbia Management Investment Advisers, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective
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Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(7)	Code of Ethics of GW&K Investment Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(8)	Code of Ethics of HS Management Partners, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(9)	Code of Ethics of Loomis, Sayles & Company, L.P., Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement filed with the SEC via EDGAR on April 12, 2016.

(10)	Code of Ethics of LSV Asset Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(11)	Code of Ethics of NWQ Investment Management Company, LLC, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(12)	Code of Ethics of O’Shaughnessy Asset Management, LLC, Subadvisor of Mercer US Large Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(13)	Code of Ethics of Parametric Portfolio Associates, LLC, Subadvisor of Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

(14)	Code of Ethics of Westfield Capital Management Company, LP, Subadvisor of Mercer US Small/Mid Cap Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2015.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

None.

Item 30. INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

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Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817 permits a statutory trust to indemnify and hold harmless any Trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects Trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any Trustee thereof, except as otherwise provided in the Declaration of Trust.

(a)	Indemnification of the Trustees and officers of the Registrant is provided for in Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust effective May 16, 2005, as filed with the SEC via EDGAR on August 5, 2005;

(b)	Indemnification of the Trustees and officers of the Registrant is provided for in Sections 3 and 4 of an Indemnification Agreement between the Registrant and each indemnified party, effective March 11, 2013, as filed with the SEC via EDGAR on July 28, 2014;

(c)	Investment Management Agreement between the Registrant and Mercer Investment Management, Inc., as provided for in Section 10 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014;

(d)	Each Subadvisory Agreement between Mercer Global Investments, Inc. (now known as Mercer Investment Management, Inc.), on behalf of the several series portfolios of the Mercer Funds (formerly, MGI Funds), and the individual and respective subadvisors contains terms relevant to this Item 30 within Section 10 of each such agreement, as filed with the SEC via EDGAR on July 28, 2014 with respect to the Subadvisory Agreements with Brandywine Global Investment Management, LLC, Columbia Management Investment Advisers, LLC, HS Investment Management Partners, LLC, NWQ Investment Management Company, LLC, O’Shaughnessy Asset Management; LLC and Westfield Capital Management Company, L.P.; as filed with the SEC via EDGAR on July 28, 2015 with respect to the Subadvisory Agreements with LSV Asset Management and Parametric Portfolio Associates, LLC; and as filed with the SEC via EDGAR on June 27, 2016 with respect to the Subadvisory Agreements with GW&K Investment Management, LLC; Loomis, Sayles & Company, L.P. and AJO, LP.

(e)	Underwriting Agreement between the Registrant and MGI Funds Distributors LLC, as provided for in Section 8 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014;

(f)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 15 of the Agreement, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on August 5, 2005;

(g)	Delegation Agreement between the Registrant and Investors Bank & Trust Company (predecessor to State Street Bank and Trust Company), as provided for in Section 11 of the Agreement, is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2006; and

(h)	Administration Agreement between the Registrant and State Street Bank and Trust Company, as provided for in Section 6 of the Agreement, as filed with the SEC via EDGAR on July 28, 2014.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection

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with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

Mercer Investment Management, Inc., a Delaware corporation, is a federally registered investment adviser and indirect, wholly-owned subsidiary of Marsh & McLennan Companies, Inc. Mercer Investment Management, Inc. has its principal place of business at 99 High Street, Boston, MA 02110. Mercer Investment Management, Inc., is primarily engaged in providing investment management services. Additional information regarding Mercer Investment Management, Inc., and information as to the officers and directors of Mercer Investment Management, Inc., is included in its Form ADV, as filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-63730) and is incorporated herein by reference.

AJO, LP (“AJO”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. AJO has its principal place of business at 230 South Broad St., 20th Floor, Philadelphia, PA 19102. Additional information as to AJO and the directors and officers of AJO is included in AJO’s Form ADV filed with the Commission (File No. 801-22950), which is incorporated herein by reference and sets forth the officers and directors of AJO and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Brandywine Global Investment Management, LLC (“Brandywine”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. Brandywine has its principal place of business at 2929 Arch Street, Suite 800, Philadelphia, PA 19104. Additional information as to Brandywine and the directors and officers of Brandywine is included in Brandywine’s Form ADV filed with the Commission (File No. 028-02204), which is incorporated herein by reference and sets forth the officers and directors of Brandywine and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Columbia Management Investment Advisers, LLC (“Columbia”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. Columbia has its principal pace of business at 225 Franklin Street, Boston, MA 02110. Additional information as to Columbia and the directors and officers of Columbia is included in Columbia’s Form ADV filed with the Commission (File No. 801-25943), which is incorporated herein by reference and sets forth the officers and directors of Columbia and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

GW&K Investment Management (“GWK”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund. GWK has its principal place of business at 222 Berkeley St., Boston, MA 02116. Additional information as to GWK and the directors and officers of GWK is included in GWK’s Form ADV filed with the Commission (File No. 801-61559), which is incorporated herein by reference and sets forth the officers and directors of GWK and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

HS Management Partners, LLC (“HSMP”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. HSMP has its principal place of business at 640 Fifth Avenue, 18th Floor, New York, NY 10019. Additional information as to HSMP and the directors and officers of HSMP is included in HSMP’s Form ADV filed with the Commission (File No. 801-68501), which is incorporated herein by reference and sets forth the officers and directors of HSMP and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund. Loomis Sayles has its principal place of business at One Financial Center, 34th Floor, Boston, Massachusetts 02111. Additional information as to Loomis Sayles and the directors and officers of Loomis Sayles is included in Loomis Sayles’ Form ADV with the Commission (File No. 801-170), which is incorporated herein by reference and sets forth the officers and directors of Loomis Sayles and information as to any business,

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profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

LSV Asset Management (“LSV”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund and Mercer Non-US Core Equity Fund. LSV has its principal place of business at 155 North Wacker Drive, Chicago, IL 60606. Additional information as to LSV and the directors and officers of LSV is included in LSV’s Form ADV filed with the Commission (File No. 801-47689), which is incorporated herein by reference and sets forth the officers and directors of LSV and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

NWQ Investment Management Company, LLC (“NWQ”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund. NWQ has its principal place of business at 2049 Century Park East, 16th Floor, Los Angeles, CA, 90067. Additional information as to NWQ and the directors and officers of NWQ is included in NWQ’s Form ADV filed with the Commission (File No. 801-61379), which is incorporated herein by reference and sets forth the officers and directors of NWQ and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

O’Shaughnessy Asset Management, LLC (“O’Shaughnessy”), is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund. O’Shaughnessy has its principal place of business at 6 Suburban Avenue, Stamford, Connecticut 06901. Additional information as to O’Shaughnessy and the directors and officers of O’Shaughnessy is included in O’Shaughnessy’s Form ADV filed with the Commission (File No. 801-68177), which is incorporated herein by reference and sets forth the officers and directors of O’Shaughnessy and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Parametric Portfolio Associates, LLC (“Parametric”) is a Subadvisor for the Registrant’s Mercer US Large Cap Equity Fund, Mercer US Small/Mid Cap Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund. Parametric has its principal place of business at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Additional information as to Parametric and the directors and officers of Parametric is included in Parametric’s Form ADV filed with the Commission (File No. 801-60485), which is incorporated herein by reference and sets forth the officers and directors of Parametric and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Westfield Capital Management Company, LP (“Westfield”), is a Subadvisor for the Registrant’s Mercer US Small/Mid Cap Equity Fund. Westfield has its principal place of business at One Financial Center, 24th Floor, Boston, MA, 02111. Additional information as to Westfield and the directors and officers of Westfield is included in Westfield’s Form ADV filed with the Commission (File No. 801-34350), which is incorporated herein by reference and sets forth the officers and directors of Westfield and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32. Principal Underwriter

(a)	MGI Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

(1)	Mercer Funds

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

The following is a list of the Officers and Managers of the Distributor:

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Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager Secretary	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101		None
Susan K. Moscaritolo	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not Applicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) [15 U.S.C. 80a-3-(a)] and rules under that section, are maintained by State Street Bank and Trust Company, with the exception of those maintained by the Registrant’s investment advisor, Mercer Investment Management, Inc., 99 High Street, Boston, Massachusetts 02110 and 1166 Avenue of the Americas, New York, New York 10036.

State Street Bank and Trust Company provides general administrative, accounting, portfolio valuation, and custodian services to the Registrant, including the coordination and monitoring of any third-party service providers and maintains all such records relating to these services.

Item 34. MANAGEMENT SERVICES

There are no management related service contracts not discussed in Part A or Part B.

Item 35. UNDERTAKINGS

None.

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Pursuant to the requirements of the 1933 Act and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of June, 2016.

MERCER FUNDS

By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski Vice President, Chief Legal Officer, and Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
Harrison M. Bains, Jr. *	Trustee	June 24, 2016
Harrison M. Bains, Jr.

Adela M. Cepeda *	Trustee	June 24, 2016
Adela M. Cepeda

Gail A. Schneider *	Trustee	June 24, 2016
Gail A. Schneider

Richard L. Nuzum *	Trustee and President and Chief Executive Officer	June 24, 2016
Richard L. Nuzum

/s/ Janice Desmond	Chief Financial Officer and Treasurer	June 24, 2016
Janice Desmond

* By:	/s/ Scott M. Zoltowski
Scott M. Zoltowski, Attorney-in-Fact

(Pursuant to incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 28, 2014)

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EXHIBITS INDEX

EXHIBITS	EXHIBIT NO.

Amendment to Schedule A of the Investment Management Agreement between the Registrant and Mercer Investment Management, Inc.	EX-99.d.1.i

Subadvisory Agreement between Mercer Investment Management, Inc. and AJO, LP, Subadvisor of Mercer US Large Cap Equity Fund	EX-99.d.2

Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and Brandywine Global Investment Management, LLC	EX-99.d.3.i

Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and Columbia Management Investment, Advisers LLC	EX-99.d.4.i

Subadvisory Agreement between Mercer Investment Management, Inc. and GW&K Investment Management, Subadvisor of Mercer US Small/Mid Cap Equity Fund	EX-99.d.5

Subadvisory Agreement between Mercer Investment Management, Inc. and Loomis, Sayles & Company, L.P., Subadvisor of Mercer US Small/Mid Cap Equity Fund	EX-99.d.7

Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and LSV Asset Management	EX-99.d.8.i

Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and NWQ Investment Management Company, LLC	EX-99.d.9.i

Amendment to Subadvisory Agreement between Mercer Investment Management, Inc. and O’Shaughnessy Asset Management, LLC	EX-99.d.10.i

Legal Opinion of Dechert LLP, counsel to the Registrant	EX-99.i.1

Consent of Independent Registered Public Accounting Firm for the Registrant	EX-99.j.1
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